Exhibit (17)(c)(ii)

Eaton Vance
Investment Managers

EDUCATION

Semiannual Report February 28, 2010

EATON VANCE MUNICIPALS TRUST

Alabama

Arkansas

Georgia

Kentucky

Louisiana

Maryland

Missouri

North Carolina

Oregon

South Carolina

Tennessee

Virginia

IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF SHAREHOLDER DOCUMENTS, PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipal Income Funds as of Februar y 28, 2010
TABLE OF CONTENTS

Investment Update	2

Performance Information and Portfolio Composition
Alabama	3
Arkansas	5
Georgia	7
Kentucky	9
Louisiana	11
Maryland	13
Missouri	15
North Carolina	17
Oregon	19
South Carolina	21
Tennessee	23
Virginia	25

Fund Expenses	27

Financial Statements	34

Board of Trustees’ Annual Approval
of the Investment Advisory Agreements	145

Officers and Trustees	149

Eaton Vance Municipal Income Funds as of Februar y 28, 2010

INVESTMENT UPDATE

Economic and Market Conditions

During the six months ending February 28, 2010, the U.S. economy and the capital markets remained relatively stable, despite continued high unemployment and concerns over the U.S. budget. After contracting in the first two quarters of 2009—declining at annualized rates of 6.4% and 0.7%, respectively—the U.S. economy grew at annualized rates of 2.2% and 5.7% in the third and fourth quarters, respectively, according to the U.S. Department of Commerce.

During the six-month period, the municipal bond market continued to post solid positive performance, driven by demand from investors seeking tax-free income. The Funds’ primary benchmark, the Barclays Capital Municipal Bond Index (the Index)—a broad-based, unmanaged index of municipal bonds—gained 4.13% for the period.1 The appetite for municipal bonds continued to be buoyed by provisions in the American Recovery and Reinvestment Act of 2009 aimed at supporting the municipal market. The new Build America Bond program gave municipal issuers broader access to the taxable debt markets, providing the potential for lower net borrowing costs and reducing the supply of traditional tax-exempt bonds. The federal stimulus program also provided direct cash subsidies to municipalities that were facing record budget deficits. The result of these events was a rally in the latter half of 2009 for the sector as yields fell and prices rose across the yield curve. In the first two months of 2010, the market has been relatively unchanged.

Management Discussion

During the six months ending February 28, 2010, the Funds’ Class A shares at net asset value outperformed the Index and the average return of their respective Lipper peer groups.1 Given the significant price movement at the longer end of the municipal yield curve, management’s bias toward longer maturities was the basis for much of the Funds’ outperformance during the period. Investing across the credit spectrum and making higher allocations to revenue bonds also contributed positively to relative performance.

The Funds generally invest in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. Longer-maturity bonds outperformed shorter maturities during the first 4 months of the period, thus providing the basis for much of the Funds’ outperformance of the Index.

Management employed leverage in some of the Funds, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying a Fund’s exposure to its underlying investments in both up and down markets.2 As we move ahead, we recognize that many state and local governments face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state and local officials formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage the Funds with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, will serve municipal investors well over the long term.

As of February 19, 2010, Thomas M. Metzold became the portfolio manager of Eaton Vance Louisiana Municipal Income Fund. Mr. Metzold is a Vice President and Co-Director of Municipal Investments of Eaton Vance Management (EVM). He has been a portfolio manager of Eaton Vance municipal income funds since 1991.

Effective December 1, 2009, each Fund changed its name from Eaton Vance [State] Municipals Fund to Eaton Vance [State] Municipal Income Fund.

1 It is not possible to invest directly in an Index or a Lipper classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total returns are the average total returns, at net asset value, of the funds that are in the same Lipper Classification as the Funds.

2 Certain Funds employ residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value).

See Note 1I to the financial statements for more information on RIB investments.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Alabama Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: William H. Ahern, Jr., CFA

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETALX	EVALX	ECALX	EIALX
Average Annual Total Returns (at net asset value)
Six Months	5.60%	5.12%	5.21%	5.70%
One Year	14.28	13.43	13.53	14.61
Five Years	4.00	3.21	N.A.	N.A.
10 Years	5.42	4.64	N.A.	N.A.
Life of Fund†	4.60	4.66	3.14	8.06
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.62%	0.12%	4.21%	5.70%
One Year	8.83	8.43	12.53	14.61
Five Years	2.99	2.86	N.A.	N.A.
10 Years	4.90	4.64	N.A.	N.A.
Life of Fund†	4.28	4.66	3.14	8.06

†Inception dates: Class A: 12/7/93; Class B: 5/1/92; Class C: 3/21/06; Class I: 3/3/08

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	0.85%	1.60%	1.60%	0.65%

Distribution Rates/Yields		Class A	Class B	Class C	Class I

Distribution Rate[3]		4.15% 3.45%		3.45%	4.33%
Taxable-Equivalent Distribution Rate[3,4]		6.72	5.59	5.59	7.01
SEC 30-day Yield[5]		3.27	2.69	2.71	3.63
Taxable-Equivalent SEC 30-day Yield[4,5]		5.30	4.36	4.39	5.88

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital		Barclays Capital 20 Year
	Municipal Bond Index		Municipal Bond Index
Six Months	4.13%		4.62%
One Year	9.98		13.15
Five Years	4.50		4.50
10 Years	5.83		6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Municipal Debt Funds Classification
Six Months			4.18%
One Year			10.97
Five Years			3.35
10 Years			4.81

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. 2 Source: Prospectus dated 1/1/10. Includes interest expense of 0.05% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 38.25% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 127, 125, 111 and 103 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Alabama Municipal Income Fund as of Februar y 28, 2010

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 2/28/10 is as follows:

AAA	25.7%	BB	1.0%
AA	20.4%	CCC	1.6%
A	31.6%	Not Rated	11.7%
BBB	8.0%

Fund Statistics[2]

• Number of Issues:	60
• Average Maturity:	20.4 years
• Average Effective Maturity:	11.6 years
• Average Call Protection:	6.8 years
• Average Dollar Price:	$101.09
• RIB Leverage[3] :	2.2%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 2/28/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Arkansas Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: Adam A. Weigold, CFA

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETARX	EVARX	ECARX
Average Annual Total Returns (at net asset value)
Six Months	5.39%	5.00%	5.00%
One Year	15.07	14.21	14.21
Five Years	2.98	2.20	N.A.
10 Years	4.81	4.05	N.A.
Life of Fund†	4.38	4.26	1.91
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.41%	0.00%	4.00%
One Year	9.66	9.21	13.21
Five Years	1.99	1.85	N.A.
10 Years	4.30	4.05	N.A.
Life of Fund†	4.06	4.26	1.91
† Inception dates: Class A: 2/9/94; Class B: 10/2/92; Class C: 4/28/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.83%	1.58%	1.58%

Distribution Rates/Yields		Class A	Class B	Class C

Distribution Rate[3]		4.08%	3.37%	3.37%
Taxable-Equivalent Distribution Rate[3,4]		6.75	5.57	5.57
SEC 30-day Yield[5]		3.52	2.94	2.94
Taxable-Equivalent SEC 30-day Yield[4,5]		5.82	4.86	4.86

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital	Barclays Capital 20 Year
	Municipal Bond Index	Municipal Bond Index
Six Months	4.13%	4.62%
One Year	9.98	13.15
Five Years	4.50	4.50
10 Years	5.83	6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Municipal Debt Funds Classification
Six Months		4.18%
One Year		10.97
Five Years		3.35
10 Years		4.81

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 1/1/10. Includes interest expense of 0.05% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 39.55% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 127, 125, 111 and 103 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Arkansas Municipal Income Fund as of Februar y 28, 2010

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 2/28/10 is as follows:

AAA	12.5%	BB	0.6%
AA	27.4%	CCC	1.2%
A	47.2%	Not Rated	5.6%
BBB	5.5%

Fund Statistics[2]

• Number of Issues:	92
• Average Maturity:	20.5 years
• Average Effective Maturity:	11.6 years
• Average Call Protection:	7.9 years
• Average Dollar Price:	$96.29
• RIB Leverage[3] :	0.8%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 2/28/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Georgia Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: Adam A. Weigold, CFA

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETGAX	EVGAX	ECGAX	EIGAX
Average Annual Total Returns (at net asset value)
Six Months	5.46%	5.11%	5.11%	5.67%
One Year	15.04	14.17	14.16	15.36
Five Years	2.99	2.23	N.A.	N.A.
10 Years	5.13	4.36	N.A.	N.A.
Life of Fund†	4.16	4.18	2.16	7.50
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.49%	0.11%	4.11%	5.67%
One Year	9.55	9.17	13.16	15.36
Five Years	2.00	1.89	N.A.	N.A.
10 Years	4.62	4.36	N.A.	N.A.
Life of Fund†	3.85	4.18	2.16	7.50

†Inception dates: Class A: 12/7/93; Class B: 12/23/91; Class C: 4/25/06; Class I: 3/3/08

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.01%	1.75%	1.75%	0.80%

Distribution Rates/Yields		Class A	Class B	Class C	Class I

Distribution Rate[3]		4.40% 3.70%		3.71%	4.58%
Taxable-Equivalent Distribution Rate[3,4]		7.20	6.06	6.07	7.50
SEC 30-day Yield[5]		4.01	3.46	3.45	4.41
Taxable-Equivalent SEC 30-day Yield[4,5]		6.56	5.66	5.65	7.22

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital		Barclays Capital 20 Year
	Municipal Bond Index		Municipal Bond Index
Six Months	4.13%		4.62%
One Year	9.98		13.15
Five Years	4.50		4.50
10 Years	5.83		6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper Georgia Municipal Debt Funds Classification
Six Months			4.37%
One Year			11.27
Five Years			3.27
10 Years			4.92

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. 2 Source: Prospectus dated 1/1/10. Includes interest expense of 0.18% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 38.90% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Georgia Municipal Debt Funds Classification contained 18, 18, 15 and 14 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Georgia Municipal Income Fund as of Februar y 28, 2010

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 2/28/10 is as follows:

AAA	25.2%	BB	0.9%
AA	41.0%	CCC	1.1%
A	24.8%	Not Rated	0.9%
BBB	6.1%

Fund Statistics[2]

• Number of Issues:	82
• Average Maturity:	22.4 years
• Average Effective Maturity:	13.2 years
• Average Call Protection:	9.5 years
• Average Dollar Price:	$101.82
• RIB Leverage[3] :	8.4%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 2/28/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Kentucky Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: Adam A. Weigold, CFA

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETKYX	EVKYX	ECKYX
Average Annual Total Returns (at net asset value)
Six Months	6.41%	6.06%	5.94%
One Year	13.90	13.11	13.11
Five Years	3.31	2.53	N.A.
10 Years	4.50	3.75	N.A.
Life of Fund†	4.11	4.15	2.44
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	1.35%	1.06%	4.94%
One Year	8.50	8.11	12.11
Five Years	2.32	2.19	N.A.
10 Years	4.00	3.75	N.A.
Life of Fund†	3.80	4.15	2.44
† Inception dates: Class A: 12/7/93; Class B: 12/23/91; Class C: 3/23/06

Total Annual
Operating Expenses[2]	Class A	Class B Class C
Expense Ratio	0.78%	1.53%	1.53%

Distribution Rates/Yields		Class A	Class B	Class C

Distribution Rate[3]		4.27%	3.56%	3.56%
Taxable-Equivalent Distribution Rate[3,4]		6.99	5.83	5.83
SEC 30-day Yield[5]		3.69	3.13	3.13
Taxable-Equivalent SEC 30-day Yield[4,5]		6.04	5.12	5.12

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital	Barclays Capital 20 Year
	Municipal Bond Index	Municipal Bond Index
Six Months	4.13%	4.62%
One Year	9.98	13.15
Five Years	4.50	4.50
10 Years	5.83	6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Municipal Debt Funds Classification
Six Months		4.18%
One Year		10.97
Five Years		3.35
10 Years		4.81

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 1/1/10. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 38.90% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unlever-aged funds. The Lipper Other States Municipal Debt Funds Classification contained 127, 125, 111 and 103 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Kentucky Municipal Income Fund as of Februar y 28, 2010

PORTFOLIO COMPOSITION

Rating Distribution1

By total investments

Fund Statistics

• Number of Issues:	56
• Average Maturity:	18.6 years
• Average Effective Maturity:	10.3 years
• Average Call Protection:	6.7 years
• Average Dollar Price:	$93.89

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assess-
ment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Eaton Vance Louisiana Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: Thomas M. Metzold, CFA

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETLAX	EVLAX	ELACX
Average Annual Total Returns (at net asset value)
Six Months	6.03%	5.57%	5.67%
One Year	17.88	17.07	17.17
Five Years	3.27	2.49	N.A.
10 Years	5.44	4.66	N.A.
Life of Fund†	4.57	4.42	2.34
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.95%	0.57%	4.67%
One Year	12.31	12.07	16.17
Five Years	2.27	2.15	N.A.
10 Years	4.92	4.66	N.A.
Life of Fund†	4.25	4.42	2.34
† Inception dates: Class A: 2/14/94; Class B: 10/2/92; Class C: 12/4/07

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.80%	1.55%	1.54%

Distribution Rates/Yields		Class A	Class B	Class C

Distribution Rate[3]		4.51%	3.83%	3.82%
Taxable-Equivalent Distribution Rate[3,4]		7.38	6.27	6.25
SEC 30-day Yield[5]		4.29	3.74	3.75
Taxable-Equivalent SEC 30-day Yield[4,5]		7.02	6.12	6.14

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital	Barclays Capital 20 Year
	Municipal Bond Index	Municipal Bond Index
Six Months	4.13%	4.62%
One Year	9.98	13.15
Five Years	4.50	4.50
10 Years	5.83	6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Municipal Debt Funds Classification
Six Months		4.18%
One Year		10.97
Five Years		3.35
10 Years		4.81

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 1/1/10. Includes interest expense of 0.04% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 38.90% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 127, 125, 111 and 103 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Louisiana Municipal Income Fund as of Februar y 28, 2010

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 2/28/10 is as follows:

AAA	30.9%	BBB	24.7%
AA	16.3%	Not Rated	8.3%
A	19.8%

Fund Statistics[2]

• Number of Issues:	53
• Average Maturity:	24.1 years
• Average Effective Maturity:	17.1 years
• Average Call Protection:	7.4 years
• Average Dollar Price:	$95.59
• RIB Leverage[3] :	0.8%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 2/28/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Maryland Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: Craig R. Brandon, CFA

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETMDX	EVMYX	ECMDX	EIMDX
Average Annual Total Returns (at net asset value)
Six Months	5.95%	5.60%	5.60%	6.15%
One Year	17.45	16.63	16.63	17.92
Five Years	3.39	2.62	N.A.	N.A.
10 Years	4.98	4.20	N.A.	N.A.
Life of Fund†	4.22	4.28	2.52	7.56
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.94%	0.60%	4.60%	6.15%
One Year	11.86	11.63	15.63	17.92
Five Years	2.38	2.28	N.A.	N.A.
10 Years	4.47	4.20	N.A.	N.A.
Life of Fund†	3.90	4.28	2.52	7.56

†Inception dates: Class A: 12/10/93; Class B: 2/3/92; Class C: 5/2/06; Class I: 3/3/08

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	0.92%	1.68%	1.67%	0.71%

Distribution Rates/Yields		Class A	Class B	Class C	Class I

Distribution Rate[3]		4.34%	3.65%	3.65%	4.51%
Taxable-Equivalent Distribution Rate[3,4]		7.12	5.99	5.99	7.40
SEC 30-day Yield[5]		3.57	3.00	3.00	3.95
Taxable-Equivalent SEC 30-day Yield[4,5]		5.86	4.92	4.92	6.48

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital		Barclays Capital 20 Year
	Municipal Bond Index		Municipal Bond Index
Six Months	4.13%		4.62%
One Year	9.98		13.15
Five Years	4.50		4.50
10 Years	5.83		6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper Maryland Municipal Debt Funds Classification
Six Months			5.27%
One Year			14.07
Five Years			3.37
10 Years			4.88

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. 2 Source: Prospectus dated 1/1/10. Includes interest expense of 0.10% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 39.06% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Maryland Municipal Debt Funds Classification contained 35, 34, 25 and 19 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Maryland Municipal Income Fund as of Februar y 28, 2010

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 2/28/10 is as follows:

AAA	25.9%	BBB	8.4%
AA	22.6%	BB	1.0%
A	31.9%	Not Rated	10.2%

Fund Statistics[2]

• Number of Issues:	78
• Average Maturity:	21.7 years
• Average Effective Maturity:	13.3 years
• Average Call Protection:	7.5 years
• Average Dollar Price:	$101.33
• RIB Leverage[3] :	2.2%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 2/28/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Missouri Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: Cynthia J. Clemson

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETMOX	EVMOX	ECMOX
Average Annual Total Returns (at net asset value)
Six Months	5.19%	4.71%	4.72%
One Year	13.06	12.27	12.17
Five Years	2.85	2.07	N.A.
10 Years	5.11	4.32	N.A.
Life of Fund†	4.52	4.64	1.67
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.22%	-0.29%	3.72%
One Year	7.69	7.27	11.17
Five Years	1.87	1.73	N.A.
10 Years	4.59	4.32	N.A.
Life of Fund†	4.21	4.64	1.67
† Inception dates: Class A: 12/7/93; Class B: 5/1/92; Class C: 2/16/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.84%	1.59%	1.59%

Distribution Rates/Yields		Class A	Class B	Class C

Distribution Rate[3]		3.85%	3.14%	3.14%
Taxable-Equivalent Distribution Rate[3,4]		6.30	5.14	5.14
SEC 30-day Yield[5]		3.48	2.91	2.91
Taxable-Equivalent SEC 30-day Yield[4,5]		5.70	4.76	4.76

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital	Barclays Capital 20 Year
	Municipal Bond Index	Municipal Bond Index
Six Months	4.13%	4.62%
One Year	9.98	13.15
Five Years	4.50	4.50
10 Years	5.83	6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper Missouri Municipal Debt Funds Classification
Six Months		5.17%
One Year		12.68
Five Years		3.31
10 Years		4.98

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 1/1/10. Includes interest expense of 0.04% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 38.90% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Missouri Municipal Debt Funds Classification contained 15, 14, 12 and 11 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Missouri Municipal Income Fund as of Februar y 28, 2010

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 2/28/10 is as follows:

AAA	26.3%	BBB	9.5%
AA	36.3%	B	1.1%
A	21.1%	Not Rated	5.7%

Fund Statistics[2]

• Number of Issues:	92
• Average Maturity:	18.8 years
• Average Effective Maturity:	12.8 years
• Average Call Protection:	8.4 years
• Average Dollar Price:	$97.03
• RIB Leverage[3] :	1.8%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 2/28/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance North Carolina Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: Thomas M. Metzold, CFA

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETNCX	EVNCX	ECNCX	EINCX
Average Annual Total Returns (at net asset value)
Six Months	5.26%	4.92%	4.92%	5.47%
One Year	16.12	15.35	15.34	16.43
Five Years	3.82	3.07	N.A.	N.A.
10 Years	4.96	4.20	N.A.	N.A.
Life of Fund†	4.30	4.33	3.40	8.32
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.26%	-0.08%	3.92%	5.47%
One Year	10.58	10.35	14.34	16.43
Five Years	2.81	2.73	N.A.	N.A.
10 Years	4.46	4.20	N.A.	N.A.
Life of Fund†	3.98	4.33	3.40	8.32

†Inception dates: Class A: 12/7/93; Class B: 10/23/91; Class C: 5/2/06; Class I: 3/3/08

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	0.93%	1.68%	1.68%	0.74%

Distribution Rates/Yields		Class A	Class B	Class C	Class I

Distribution Rate[3]		4.48%	3.80%	3.80%	4.65%
Taxable-Equivalent Distribution Rate[3,4]		7.47	6.34	6.34	7.76
SEC 30-day Yield[5]		4.11	3.57	3.56	4.52
Taxable-Equivalent SEC 30-day Yield[4,5]		6.85	5.95	5.94	7.54

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital		Barclays Capital 20 Year
	Municipal Bond Index		Municipal Bond Index
Six Months	4.13%		4.62%
One Year	9.98		13.15
Five Years	4.50		4.50
10 Years	5.83		6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper North Carolina Municipal Debt Funds Classification
Six Months			4.74%
One Year			13.48
Five Years			3.31
10 Years			4.77

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. 2 Source: Prospectus dated 1/1/10. Includes interest expense of 0.11% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 40.04% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper North Carolina Municipal Debt Funds Classification contained 25, 24, 18 and 16 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance North Carolina Municipal Income Fund as of Februar y 28, 2010

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 2/28/10 is as follows:

AAA	31.5%	BBB	3.1%
AA	44.4%	Not Rated	2.6%
A	18.4%

Fund Statistics[2]

• Number of Issues:	87
• Average Maturity:	22.3 years
• Average Effective Maturity:	12.7 years
• Average Call Protection:	9.6 years
• Average Dollar Price:	$97.63
• RIB Leverage[3] :	10.5%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 2/28/10 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions.

Eaton Vance Oregon Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: Thomas M. Metzold, CFA

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETORX	EVORX	ECORX
Average Annual Total Returns (at net asset value)
Six Months	5.07%	4.67%	4.67%
One Year	16.50	15.62	15.60
Five Years	3.10	2.34	N.A.
10 Years	4.76	3.98	N.A.
Life of Fund†	4.19	4.31	1.83
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.13%	-0.33%	3.67%
One Year	10.99	10.62	14.60
Five Years	2.11	2.00	N.A.
10 Years	4.25	3.98	N.A.
Life of Fund†	3.88	4.31	1.83
† Inception dates: Class A: 12/28/93; Class B: 12/24/91; Class C: 3/2/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.94%	1.68%	1.69%

Distribution Rates/Yields		Class A	Class B	Class C

Distribution Rate[3]		4.35%	3.65%	3.64%
Taxable-Equivalent Distribution Rate[3,4]		7.52	6.31	6.29
SEC 30-day Yield[5]		4.37	3.85	3.85
Taxable-Equivalent SEC 30-day Yield[4,5]		7.55	6.66	6.66

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital	Barclays Capital 20 Year
	Municipal Bond Index	Municipal Bond Index
Six Months	4.13%	4.62%
One Year	9.98	13.15
Five Years	4.50	4.50
10 Years	5.83	6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Municipal Debt Funds Classification
Six Months		4.18%
One Year		10.97
Five Years		3.35
10 Years		4.81

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 1/1/10. Includes interest expense of 0.12% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 42.15% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 127, 125, 111 and 103 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Oregon Municipal Income Fund as of Februar y 28, 2010

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 2/28/10 is as follows:

AAA	10.9%	B	0.4%
AA	54.9%	CCC	0.9%
A	16.1%	Not Rated	6.5%
BBB	10.3%

Fund Statistics[2]

• Number of Issues:	98
• Average Maturity:	22.7 years
• Average Effective Maturity:	16.1 years
• Average Call Protection:	12.0 years
• Average Dollar Price:	$84.64
• RIB Leverage[3] :	4.3%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 2/28/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance South Carolina Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: Thomas M. Metzold, CFA

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EASCX	EVSCX	ECSCX	EISCX
Average Annual Total Returns (at net asset value)
Six Months	4.93%	4.52%	4.51%	5.03%
One Year	15.55	14.68	14.68	15.76
Five Years	2.78	2.00	N.A.	N.A.
10 Years	5.19	4.41	N.A.	N.A.
Life of Fund†	4.38	4.23	1.72	8.02
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-0.02%	-0.48%	3.51%	5.03%
One Year	10.07	9.68	13.68	15.76
Five Years	1.77	1.66	N.A.	N.A.
10 Years	4.69	4.41	N.A.	N.A.
Life of Fund†	4.06	4.23	1.72	8.02

†Inception dates: Class A: 2/14/94; Class B: 10/2/92; Class C: 1/12/06; Class I: 3/3/08

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	0.90%	1.66%	1.65%	0.70%

Distribution Rates/Yields		Class A	Class B	Class C	Class I

Distribution Rate[3]		4.12% 3.42%		3.42%	4.32%
Taxable-Equivalent Distribution Rate[3,4]		6.82	5.66	5.66	7.15
SEC 30-day Yield[5]		4.19	3.65	3.65	4.60
Taxable-Equivalent SEC 30-day Yield[4,5]		6.93	6.04	6.04	7.61

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital		Barclays Capital 20 Year
	Municipal Bond Index		Municipal Bond Index
Six Months	4.13%		4.62%
One Year	9.98		13.15
Five Years	4.50		4.50
10 Years	5.83		6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Municipal Debt Funds Classification
Six Months			4.18%
One Year			10.97
Five Years			3.35
10 Years			4.81

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. 2 Source: Prospectus dated 1/1/10. Includes interest expense of 0.10% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 39.55% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 127, 125, 111 and 103 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance South Carolina Municipal Income Fund as of Februar y 28, 2010
P O R T F O L I O C O M P O S I T I O N

Rating Distribution*1

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 2/28/10 is as follows:

AAA	23.9%	BBB	17.1%
AA	16.4%	CCC	0.2%
A	42.4%

Fund Statistics[2]

• Number of Issues:	81
• Average Maturity:	22.1 years
• Average Effective Maturity:	15.2 years
• Average Call Protection:	9.8 years
• Average Dollar Price:	$95.77
• RIB Leverage[3] :	5.0%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 2/28/10 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions.

Eaton Vance Tennessee Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: Adam A. Weigold, CFA

Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETTNX	EVTNX	ECTNX
Average Annual Total Returns (at net asset value)
Six Months	5.37%	4.94%	4.94%
One Year	14.93	14.05	14.06
Five Years	2.41	1.65	N.A.
10 Years	4.54	3.78	N.A.
Life of Fund†	4.20	4.22	1.48
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.39%	-0.06%	3.94%
One Year	9.42	9.05	13.06
Five Years	1.43	1.30	N.A.
10 Years	4.04	3.78	N.A.
Life of Fund†	3.89	4.22	1.48
† Inception dates: Class A: 12/9/93; Class B: 8/25/92; Class C: 5/2/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.82%	1.57%	1.57%

Distribution Rates/Yields		Class A	Class B	Class C

Distribution Rate[3]		4.11%	3.39%	3.40%
Taxable-Equivalent Distribution Rate[3,4]		6.73	5.55	5.56
SEC 30-day Yield[5]		3.17	2.58	2.58
Taxable-Equivalent SEC 30-day Yield[4,5]		5.19	4.22	4.22

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital	Barclays Capital 20 Year
	Municipal Bond Index	Municipal Bond Index
Six Months	4.13%	4.62%
One Year	9.98	13.15
Five Years	4.50	4.50
10 Years	5.83	6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Municipal Debt Funds Classification
Six Months		4.18%
One Year		10.97
Five Years		3.35
10 Years		4.81

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 1/1/10. Includes interest expense of 0.03% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 38.90% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 127, 125, 111 and 103 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Tennessee Municipal Income Fund as of Februar y 28, 2010
P O R T F O L I O C O M P O S I T I O N

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 2/28/10 is as follows:

AAA	25.1%	BBB	10.5%
AA	39.5%	Not Rated	8.1%
A	16.8%

Fund Statistics[2]

• Number of Issues:	77
• Average Maturity:	19.6 years
• Average Effective Maturity:	12.2 years
• Average Call Protection:	8.1 years
• Average Dollar Price:	$97.73
• RIB Leverage[3] :	0.5%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 2/28/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

Eaton Vance Virginia Municipal Income Fund as of Februar y 28, 2010

PERFORMANCE INFORMATION

Portfolio Manager: Adam A. Weigold, CFA

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETVAX	EVVAX	ECVAX	EVAIX
Average Annual Total Returns (at net asset value)
Six Months	5.67%	5.30%	5.30%	5.88%
One Year	18.54	17.58	17.58	18.72
Five Years	2.24	1.47	N.A.	N.A.
10 Years	4.50	3.74	N.A.	N.A.
Life of Fund†	4.05	4.27	1.13	6.55
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	0.62%	0.30%	4.30%	5.88%
One Year	12.92	12.58	16.58	18.72
Five Years	1.25	1.13	N.A.	N.A.
10 Years	4.00	3.74	N.A.	N.A.
Life of Fund†	3.74	4.27	1.13	6.55

†Inception dates: Class A: 12/17/93; Class B: 7/26/91; Class C: 2/8/06; Class I: 3/3/08

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	0.95%	1.70%	1.71%	0.76%

Distribution Rates/Yields		Class A	Class B	Class C	Class I

Distribution Rate[3]		4.23%	3.54%	3.55%	4.41%
Taxable-Equivalent Distribution Rate[3,4]		6.90	5.78	5.79	7.20
SEC 30-day Yield[5]		4.08	3.53	3.53	4.48
Taxable-Equivalent SEC 30-day Yield[4,5]		6.66	5.76	5.76	7.31

Index Performance[6] (Average Annual Total Returns)
	Barclays Capital		Barclays Capital 20 Year
	Municipal Bond Index		Municipal Bond Index
Six Months	4.13%		4.62%
One Year	9.98		13.15
Five Years	4.50		4.50
10 Years	5.83		6.50
Lipper Averages[7] (Average Annual Total Returns)
Lipper Virginia Municipal Debt Funds Classification
Six Months			5.02%
One Year			14.29
Five Years			3.42
10 Years			4.91

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only;
due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated.
Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. 2 Source: Prospectus dated 1/1/10. Includes interest expense of 0.12% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 38.74% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Virginia Municipal Debt Funds Classification contained 30, 29, 23 and 20 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Virginia Municipal Income Fund as of Februar y 28, 2010

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at 2/28/10 is as follows:

AAA	21.0%	BBB	10.7%
AA	41.9%	BB	1.1%
A	21.4%	Not Rated	3.9%

Fund Statistics[2]

• Number of Issues:	72
• Average Maturity:	23.1 years
• Average Effective Maturity:	15.4 years
• Average Call Protection:	8.6 years
• Average Dollar Price:	$102.02
• RIB Leverage[3] :	5.8%

1 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3 See Note 1l to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 2/28/10 as a percentage of the Fund’s net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions.

Eaton Vance Municipal Income Funds as o f F e bruar y 28, 2010

FUN D EXP ENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 – February 28, 2010).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Eaton Vance Alabama Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,056.00	$3.77
Class B	$1,000.00	$1,051.20	$7.58
Class C	$1,000.00	$1,052.10	$7.58
Class I	$1,000.00	$1,057.00	$2.75

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$3.71
Class B	$1,000.00	$1,017.40	$7.45
Class C	$1,000.00	$1,017.40	$7.45
Class I	$1,000.00	$1,022.10	$2.71

*

Expenses are equal to the Fund’s annualized expense ratio of 0.74% for Class A shares, 1.49% for Class B shares, 1.49% for Class C shares and 0.54% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

Eaton Vance Municipal Income Funds as o f F e bruar y 28, 2010

FUN D EXP ENSES CONT’D

	Eaton Vance Arkansas Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,053.90	$3.77
Class B	$1,000.00	$1,050.00	$7.57
Class C	$1,000.00	$1,050.00	$7.57

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$3.71
Class B	$1,000.00	$1,017.40	$7.45
Class C	$1,000.00	$1,017.40	$7.45

*

Expenses are equal to the Fund’s annualized expense ratio of 0.74% for Class A shares, 1.49% for Class B shares and 1.49% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

	Eaton Vance Georgia Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,054.60	$4.23
Class B	$1,000.00	$1,051.10	$8.04
Class C	$1,000.00	$1,051.10	$8.04
Class I	$1,000.00	$1,056.70	$3.26

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.16
Class B	$1,000.00	$1,017.00	$7.90
Class C	$1,000.00	$1,017.00	$7.90
Class I	$1,000.00	$1,021.60	$3.21

*

Expenses are equal to the Fund’s annualized expense ratio of 0.83% for Class A shares, 1.58% for Class B shares, 1.58% for Class C shares and 0.64% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

Eaton Vance Municipal Income Funds as o f F e bruar y 28, 2010

FUN D EXP ENSES CONT’D

	Eaton Vance Kentucky Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,064.10	$3.68
Class B	$1,000.00	$1,060.60	$7.51
Class C	$1,000.00	$1,059.40	$7.51

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.61
Class B	$1,000.00	$1,017.50	$7.35
Class C	$1,000.00	$1,017.50	$7.35

*

Expenses are equal to the Fund’s annualized expense ratio of 0.72% for Class A shares, 1.47% for Class B shares and 1.47% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

	Eaton Vance Louisiana Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,060.30	$3.58
Class B	$1,000.00	$1,055.70	$7.39
Class C	$1,000.00	$1,056.70	$7.39

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.51
Class B	$1,000.00	$1,017.60	$7.25
Class C	$1,000.00	$1,017.60	$7.25

*

Expenses are equal to the Fund’s annualized expense ratio of 0.70% for Class A shares, 1.45% for Class B shares and 1.45% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

Eaton Vance Municipal Income Funds as o f F e bruar y 28, 2010

FUN D EXP ENSES CONT’D

	Eaton Vance Maryland Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,059.50	$4.09
Class B	$1,000.00	$1,056.00	$7.90
Class C	$1,000.00	$1,056.00	$7.90
Class I	$1,000.00	$1,061.50	$3.07

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.01
Class B	$1,000.00	$1,017.10	$7.75
Class C	$1,000.00	$1,017.10	$7.75
Class I	$1,000.00	$1,021.80	$3.01

*

Expenses are equal to the Fund’s annualized expense ratio of 0.80% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares and 0.60% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

	Eaton Vance Missouri Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,051.90	$3.87
Class B	$1,000.00	$1,047.10	$7.66
Class C	$1,000.00	$1,047.20	$7.66

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$3.81
Class B	$1,000.00	$1,017.30	$7.55
Class C	$1,000.00	$1,017.30	$7.55

*

Expenses are equal to the Fund’s annualized expense ratio of 0.76% for Class A shares, 1.51% for Class B shares and 1.51% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

Eaton Vance Municipal Income Funds as o f F e bruar y 28, 2010

FUN D EXP ENSES CONT’D

	Eaton Vance North Carolina Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,052.60	$4.28
Class B	$1,000.00	$1,049.20	$8.08
Class C	$1,000.00	$1,049.20	$8.08
Class I	$1,000.00	$1,054.70	$3.26

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.21
Class B	$1,000.00	$1,016.90	$7.95
Class C	$1,000.00	$1,016.90	$7.95
Class I	$1,000.00	$1,021.60	$3.21

*

Expenses are equal to the Fund’s annualized expense ratio of 0.84% for Class A shares, 1.59% for Class B shares, 1.59% for Class C shares and 0.64% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

	Eaton Vance Oregon Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,050.70	$4.12
Class B	$1,000.00	$1,046.70	$7.92
Class C	$1,000.00	$1,046.70	$7.92

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.06
Class B	$1,000.00	$1,017.10	$7.80
Class C	$1,000.00	$1,017.10	$7.80

*

Expenses are equal to the Fund’s annualized expense ratio of 0.81% for Class A shares, 1.56% for Class B shares and 1.56% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

Eaton Vance Municipal Income Funds as o f F e bruar y 28, 2010

FUN D EXP ENSES CONT’D

	Eaton Vance South Carolina Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,049.30	$3.91
Class B	$1,000.00	$1,045.20	$7.71
Class C	$1,000.00	$1,045.10	$7.71
Class I	$1,000.00	$1,050.30	$2.95

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$3.86
Class B	$1,000.00	$1,017.30	$7.60
Class C	$1,000.00	$1,017.30	$7.60
Class I	$1,000.00	$1,021.90	$2.91

*

Expenses are equal to the Fund’s annualized expense ratio of 0.77% for Class A shares, 1.52% for Class B shares, 1.52% for Class C shares and 0.58% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

	Eaton Vance Tennessee Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,053.70	$3.72
Class B	$1,000.00	$1,049.40	$7.52
Class C	$1,000.00	$1,049.40	$7.47

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.66
Class B	$1,000.00	$1,017.50	$7.40
Class C	$1,000.00	$1,017.50	$7.35

*

Expenses are equal to the Fund’s annualized expense ratio of 0.73% for Class A shares, 1.48% for Class B shares and 1.47% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

Eaton Vance Municipal Income Funds as o f F e bruar y 28, 2010

FUN D EXP ENSES CONT’D

	Eaton Vance Virginia Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(9/1/09)	(2/28/10)	(9/1/09 – 2/28/10)

Actual
Class A	$1,000.00	$1,056.70	$4.08
Class B	$1,000.00	$1,053.00	$7.89
Class C	$1,000.00	$1,053.00	$7.89
Class I	$1,000.00	$1,058.80	$3.06

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.01
Class B	$1,000.00	$1,017.10	$7.75
Class C	$1,000.00	$1,017.10	$7.75
Class I	$1,000.00	$1,021.80	$3.01

*

Expenses are equal to the Fund’s annualized expense ratio of 0.80% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares and 0.60% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2009.

Eaton Vance Alabama Municipal Income Fund as o f F e br uar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted)

Tax-Exe m pt Inve stm e nts — 99.1%

Principal Amount
(000’s omitted)	Security	Value

Education — 2.8%
$1,500	University of Alabama, 5.00%, 7/1/34	$ 1,578,825
		$ 1,578,825

Electric Utilities — 0.6%
$ 375	Puerto Rico Electric Power Authority, 5.00%, 7/1/37	$ 358,305
		$ 358,305

Escrowed / Prerefunded — 2.4%
$1,250	Huntsville, Health Care Authority, Prerefunded to 6/1/11,
	5.75%, 6/1/31	$ 1,346,075
		$ 1,346,075

General Obligations — 9.7%
$1,000	Auburn, 5.25%, 12/1/27	$ 1,094,680
1,125	Huntsville, 5.25%, 5/1/31	1,192,916
1,250	Madison, 5.15%, 2/1/39	1,284,175
1,000	Mobile, 5.00%, 2/15/27	1,047,830
1,000	Mobile County, 4.50%, 6/1/34(1)	961,390
		$ 5,580,991

Hospital — 12.1%
$1,740	Alabama Special Care Facilities Financing Authority,
	(Ascension Health), 5.00%, 11/15/39(2)	$ 1,748,744
1,500	Birmingham Special Care Facilities Financing Authority,
	(Children’s Hospital), 6.125%, 6/1/34	1,546,320
400	Health Care Authority, (Baptist Health),
	5.00%, 11/15/16	412,604
750	Health Care Authority, (Baptist Health),
	5.00%, 11/15/18	755,880
400	Health Care Authority, (Baptist Health),
	5.00%, 11/15/21	392,668
1,000	Marshall County, Health Care Authority, 5.75%, 1/1/32	996,220
1,000	University of Alabama, Hospital Revenue,
	5.75%, 9/1/22	1,089,070
		$ 6,941,506

Industrial Development Revenue — 4.0%
$ 600	Butler Industrial Development Board, (Georgia-Pacific
	Corp.), (AMT), 5.75%, 9/1/28	$ 544,752
750	Phoenix County, Industrial Development Board
	Environmental Improvements, 6.10%, 5/15/30	675,225

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)
$1,180	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.25%, 6/1/26	$ 871,560
250	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	223,875
		$ 2,315,412

Insured-Education — 12.3%
$1,000	Alabama State Board of Education, (Chattahoochee Valley
	Community College), (AGC), 5.00%, 6/1/34	$ 1,029,070
500	Alabama State University, (AGC), 4.75%, 5/1/33	504,180
1,885	Alabama State University, (XLCA), 4.625%, 8/1/36	1,791,165
1,250	Auburn University, (AGM), 5.00%, 6/1/38	1,276,625
1,230	Jacksonville State University, (AGC), 5.125%, 12/1/33	1,266,211
1,110	Montgomery, Public Educational Building Authority,
	(Alabama State University), (XLCA), 5.25%, 10/1/25	1,162,481
		$ 7,029,732

Insured-Electric Utilities — 1.9%
$ 400	Puerto Rico Electric Power Authority, (BHAC), (FGIC),
	(NPFG), 5.25%, 7/1/24	$ 451,356
625	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	624,088
		$ 1,075,444

Insured-Escrowed / Prerefunded — 13.6%
$2,500	Birmingham, Waterworks and Sewer Board, (NPFG),
	Prerefunded to 1/1/13, 5.25%, 1/1/33	$ 2,810,650
445	Helena, Utilities Board Water and Sewer, (NPFG),
	Prerefunded to 4/1/12, 5.25%, 4/1/27	492,304
555	Helena, Utilities Board Water and Sewer, (NPFG),
	Prerefunded to 4/1/12, 5.25%, 4/1/27	613,996
450	Helena, Utilities Board Water and Sewer, (NPFG),
	Prerefunded to 4/1/12, 5.25%, 4/1/33	497,835
550	Helena, Utilities Board Water and Sewer, (NPFG),
	Prerefunded to 4/1/12, 5.25%, 4/1/33	608,465
2,065	Montgomery, BMC Special Care Facilities Financing
	Authority, (Baptist Health Montgomery), (NPFG),
	Prerefunded to 11/15/14, 5.15%, 11/15/27	2,388,049
330	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to
	Maturity, 5.50%, 8/1/27	399,369
		$ 7,810,668

Insured-General Obligations — 8.0%
$2,000	Gadsden, (AMBAC), 5.125%, 8/1/28	$ 2,035,980
1,000	Homewood, (AGM), 4.25%, 9/1/31	965,770

S e e notes to financ ial statem ents
34

Eaton Vance Alabama Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)
$ 500	Mobile, (AMBAC), 5.00%, 2/15/30	$ 513,215
1,000	Pell City, (XLCA), 5.00%, 2/1/24	1,038,390
$ 4,553,355

Insured-Hospital — 2.5%
$1,500	East Alabama, Health Care Authority, (NPFG),
	5.00%, 9/1/27	$ 1,457,385
$ 1,457,385

Insured-Lease Revenue / Certificates of
Participation — 5.2%
$ 800	Leeds, Public Educational Building Authority, (AGC),
	5.125%, 4/1/33	$ 815,624
120	Mobile, Public Educational Building Authority, (AMBAC),
	4.50%, 3/1/31	115,574
500	Montgomery County, Public Building Authority, (NPFG),
	5.00%, 3/1/31	513,835
770	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to
	Maturity, 5.50%, 8/1/27	931,862
520	Puerto Rico Public Finance Corp., (Commonwealth
	Appropriation), (AMBAC), 5.125%, 6/1/24(3)	589,888
$ 2,966,783

Insured-Special Tax Revenue — 4.8%
$2,800	Alabama Public School and College Authority, (AGM),
	2.50%, 12/1/27(4)	$ 2,099,972
1,105	Birmingham-Jefferson Civic Center Authority, (NPFG),
	0.00%, 9/1/18	675,210
$ 2,775,182

Insured-Transportation — 3.4%
$1,000	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 0.00%, 7/1/16	$ 739,340
1,185	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 5.50%, 7/1/29	1,214,826
$ 1,954,166

Insured-Utilities — 1.8%
$1,000	Foley, Utilities Board, (AGM), 4.75%, 11/1/31	$ 1,003,390
$ 1,003,390

Insured-Water and Sewer — 7.8%
$2,410	Alabama Drinking Water Finance Authority, (AMBAC),
	4.00%, 8/15/28	$ 2,208,813

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer (continued)
$ 800	Birmingham, Waterworks and Sewer Board, (AGM),
	4.50%, 1/1/35	$ 780,080
255	Birmingham, Waterworks and Sewer Board, (AMBAC),
	4.50%, 1/1/39	233,080
270	Limestone County, Water and Sewer Authority, (XLCA),
	4.25%, 12/1/29	233,931
1,000	Mobile Water and Sewer Commissioners, (NPFG),
	5.00%, 1/1/31	1,024,360
		$ 4,480,264

Lease Revenue / Certificates of Participation — 0.9%
$ 500	Puerto Rico, (Guaynabo Municipal Government Center
	Lease), 5.625%, 7/1/22	$ 500,415
		$ 500,415

Other Revenue — 2.8%
$1,500	Alabama Incentives Financing Authority, 5.00%, 9/1/29	$ 1,578,870
		$ 1,578,870

Special Tax Revenue — 2.5%
$ 145	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$ 147,217
155	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	157,415
780	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	774,431
325	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	352,787
		$ 1,431,850

Total Tax-Exempt Investments — 99.1%
(identified cost $55,005,307)		$56,738,618

Other Assets, Less Liabilities — 0.9%		$ 517,528

Net Assets — 100.0%		$57,256,146

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp. FGIC - Financial Guaranty Insurance Company NPFG - National Public Finance Guaranty Corp. XLCA - XL Capital Assurance, Inc.

S e e notes to financ ial statem ents
35

Eaton Vance Alabama Municipal Income Fund as o f F e br uar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

The Fund invests primarily in debt securities issued by Alabama municipalities. In addition, 13.0% of the Fund’s net assets at
February 28, 2010 were invested in municipal obligations issued by
Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2010,
61.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.8% to 21.4% of total investments.

(1)	When-issued security.
(2)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(4)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

S e e notes to financ ial statem ents
36

Eaton Vance Arkansas Municipal Income Fund as of F e br uar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted)

Tax-Exe m pt Inve stm e nts — 97.0%

Principal Amount
(000’s omitted)	Security	Value

Education — 0.4%
$ 250	University of Arkansas, 5.00%, 12/1/29	$ 261,655
		$ 261,655

General Obligations — 21.8%
$ 750	Arkansas, 4.75%, 6/1/29	$ 797,512
2,750	Arkansas State College Savings, 0.00%, 6/1/14	2,566,300
1,000	Arkansas Water, Waste Disposal and Pollution Facilities,
	4.875%, 7/1/43	1,020,260
750	Benton, School District No. 8, 4.80%, 2/1/38	750,773
1,000	Benton, School District No. 8, 4.85%, 2/1/40	1,002,720
315	Bradford, Special School District, 4.75%, 2/1/39	317,744
1,490	Bryant, School District No. 25, 4.75%, 2/1/39	1,499,059
750	Conway, School District No. 1, 4.75%, 2/1/34	748,913
1,000	Farmington, School District No. 6, 4.60%, 6/1/33	975,510
390	Forrest City, School District No. 7, 4.50%, 2/1/32	391,856
595	Forrest City, School District No. 7, 4.625%, 2/1/35	598,415
1,365	Greenwood, School District No. 25, 4.20%, 12/1/26	1,370,132
1,000	Harmony Grove, School District No. 1, 4.90%, 2/1/39	1,006,290
350	Puerto Rico Public Buildings Authority, Government
	Facilities, 5.00%, 7/1/36	323,488
500	Pulaski County, Special School District, 5.00%, 2/1/35	506,720
875	Sheridan, School District No. 37, 4.375%, 2/1/30	875,096
1,000	Siloam Springs, School District No. 21, 4.60%, 6/1/34	992,130
		$15,742,918

Hospital — 0.9%
$ 430	Arkansas Development Finance Authority, (White River
	Medical Center), 5.60%, 6/1/24	$ 426,212
250	North Little Rock, Health Facilities Board, (Baptist Health),
	5.70%, 7/1/22	252,717
		$ 678,929

Housing — 4.4%
$ 435	Arkansas Development Finance Authority, SFMR, (GNMA),
	(AMT), 5.125%, 7/1/24	$ 441,982
1,175	Arkansas Development Finance Authority, SFMR,
	(GNMA/FNMA), (AMT), 4.75%, 7/1/32	1,141,830
860	Arkansas Development Finance Authority, SFMR,
	(GNMA/FNMA), (AMT), 4.80%, 7/1/26	856,095
110	Arkansas Development Finance Authority, SFMR,
	(GNMA/FNMA), (AMT), 5.00%, 1/1/29	110,079
210	Arkansas Development Finance Authority, SFMR,
	(GNMA/FNMA), (AMT), 5.05%, 7/1/31	211,359

Principal Amount
(000’s omitted)	Security	Value

Housing (continued)
$ 380	North Little Rock Residential Housing Facilities, (Parkstone
	Place), 6.50%, 8/1/21	$ 375,463
		$ 3,136,808

Industrial Development Revenue — 5.8%
$ 400	Arkansas Development Finance Authority, Industrial Facility
	Revenue, (Potlatch Corp.), (AMT), 7.75%, 8/1/25	$ 407,772
2,000	Baxter, (Aeroquip Corp.), 5.80%, 10/1/13	2,249,140
250	Pine Bluff, Environmental Improvements Revenue,
	(International Paper Co.), (AMT), 6.70%, 8/1/20	252,710
1,150	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.25%, 6/1/26	849,401
475	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	425,363
		$ 4,184,386

Insured-Education — 13.2%
$1,000	Arkansas State University, (AMBAC), 5.00%, 9/1/35	$ 1,015,390
1,000	Arkansas State University, (Consolidated Building System),
	(AMBAC), 5.00%, 4/1/24	1,071,200
1,250	Arkansas State University, (Student Fee), (AMBAC),
	5.00%, 3/1/32	1,251,538
2,155	Pulaski Technical College, (AMBAC), 5.00%, 11/1/36	2,105,176
1,000	University of Arkansas, (Fayetteville Campus), (AMBAC),
	5.00%, 11/1/36	1,029,090
500	University of Arkansas, (Fayetteville Campus), (FGIC),
	(NPFG), 5.00%, 12/1/32	507,825
500	University of Arkansas, (Fayetteville Campus), (NPFG),
	4.75%, 11/1/24	520,670
1,000	University of Arkansas, (Pine Bluffs Campus), (AMBAC),
	5.00%, 12/1/35	1,026,090
1,000	University of Arkansas, (UAMS Campus), (NPFG),
	5.00%, 11/1/34	1,022,520
		$ 9,549,499

Insured-Electric Utilities — 4.4%
$ 55	North Little Rock, Electric System, (NPFG),
	6.50%, 7/1/10	$ 55,887
1,000	North Little Rock, Electric System, (NPFG),
	6.50%, 7/1/15	1,126,750
650	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/30	663,039
550	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/34	549,208
750	Puerto Rico Electric Power Authority, (NPFG),
	5.25%, 7/1/29	766,470
		$ 3,161,354

S e e notes to financ ial statem ents
37

Eaton Vance Arkansas Municipal Income Fund as of F e br uar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Escrowed / Prerefunded — 1.3%
$ 500	Harrison, Residential Housing Facility Board, SFMR,
	(FGIC), Escrowed to Maturity, 7.40%, 9/1/11	$ 550,850
400	Puerto Rico Electric Power Authority, (AGM), Prerefunded
	to 7/1/10, 5.25%, 7/1/29	411,056
$ 961,906

Insured-General Obligations — 2.0%
$ 500	Arkansas State College Savings, (FGIC), (NPFG),
	0.00%, 6/1/17	$ 395,495
500	Little Rock, School District, (AGM), 5.25%, 2/1/33	509,510
480	Puerto Rico, (NPFG), 5.50%, 7/1/20	507,115
$ 1,412,120

Insured-Health — Miscellaneous — 1.1%
$ 245	Arkansas Development Finance Authority, (Public Health
	Laboratory), (AMBAC), 3.90%, 12/1/24	$ 245,397
500	Arkansas Development Finance Authority, (Public Health
	Laboratory), (AMBAC), 5.00%, 12/1/18	530,540
$ 775,937

Insured-Hospital — 6.3%
$1,140	Heber Springs, Hospital and Health Care Facilities Board,
	(Baptist Healthcare System), (CIFG), 5.00%, 5/1/26	$ 1,166,676
1,500	Pulaski County, (Children’s Hospital), (AMBAC),
	5.00%, 3/1/30	1,524,570
1,565	Pulaski County, (Children’s Hospital), (AMBAC),
	5.00%, 3/1/35	1,570,493
295	Saline County, Retirement Housing and Healthcare
Facilities Board, (Evan Lutheran Good Samaritan),
	(AMBAC), 5.80%, 6/1/11	296,151
$ 4,557,890

Insured-Lease Revenue / Certificates of
Participation — 3.7%
$ 425	Arkansas Development Finance Authority, (AGM),
	5.00%, 6/1/34	$ 438,205
1,000	Arkansas Development Finance Authority, SFMR,
	(Donaghey Plaza), (AGM), 5.00%, 6/1/29	1,043,770
1,000	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to
	Maturity, 5.50%, 8/1/27	1,210,210
$ 2,692,185

Insured-Other Revenue — 4.9%
$1,000	Arkansas Development Finance Authority, Tobacco
	Settlement Revenue, (AMBAC), 0.00%, 7/1/24	$ 539,490

Principal Amount
(000’s omitted)	Security	Value

Insured-Other Revenue (continued)
$1,320	Arkansas Development Finance Authority, Tobacco
	Settlement Revenue, (AMBAC), 0.00%, 7/1/30	$ 486,711
3,500	Arkansas Development Finance Authority, Tobacco
	Settlement Revenue, (AMBAC), 0.00%, 7/1/36	905,485
7,690	Arkansas Development Finance Authority, Tobacco
	Settlement Revenue, (AMBAC), 0.00%, 7/1/46	1,107,129
500	University of Arkansas, Parking Revenue, (NPFG),
	5.00%, 7/1/29	510,600
		$ 3,549,415

Insured-Special Tax Revenue — 4.8%
$ 405	Bentonville Sales and Use Tax Revenue, (AMBAC),
	4.375%, 11/1/27	$ 406,948
1,000	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	5.50%, 7/1/27	1,005,490
1,000	Puerto Rico Infrastructure Financing Authority, (FGIC),
	0.00%, 7/1/42	103,640
4,465	Puerto Rico Sales Tax Financing Corp., (AMBAC),
	0.00%, 8/1/54	257,675
1,070	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/44	132,220
7,480	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/45	859,452
1,695	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/46	182,196
535	Springdale Sales and Use Tax Revenue, (AGM),
	4.00%, 7/1/27	523,374
		$ 3,470,995

Insured-Transportation — 1.7%
$1,200	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(1)	$ 1,233,684
		$ 1,233,684

Insured-Utilities — 2.0%
$1,435	Benton, Utilities Revenue, (AMBAC), 5.00%, 9/1/36	$ 1,437,511
		$ 1,437,511

Insured-Water and Sewer — 9.7%
$ 515	Arkansas Community Water System, Public Water
	Authority, (NPFG), 5.00%, 10/1/33	$ 518,837
500	Arkansas Community Water System, Public Water
	Authority, (NPFG), 5.00%, 10/1/42	501,785
500	Conway, Water Revenue, (FGIC), (NPFG),
	5.125%, 12/1/23	504,955
1,145	Fort Smith, Water and Sewer, (AGM), 5.00%, 10/1/23	1,198,826
500	Fort Smith, Water and Sewer, (AGM), 5.00%, 10/1/32	522,355

S e e notes to financ ial statem ents
38

Eaton Vance Arkansas Municipal Income Fund as of F e br uar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value
Insured-Water and Sewer (continued)
$1,000	Little Rock, Sewer Revenue, (AGM), 4.75%, 6/1/37	$ 998,410
450	Little Rock, Sewer Revenue, (AGM), 5.00%, 6/1/31	465,188
750	Little Rock, Sewer Revenue, (AGM), 5.00%, 10/1/32	773,385
500	Rogers, Sewer Revenue, (AMBAC), 5.00%, 2/1/32	505,820
1,000	Rogers, Water Revenue, (AMBAC), 5.00%, 2/1/37	999,960
		$ 6,989,521

Lease Revenue / Certificates of Participation — 2.1%
$1,500	Arkansas Development Finance Authority, Correctional
	Facilities, 5.125%, 5/15/39	$ 1,515,810
		$ 1,515,810

Other Revenue — 0.4%
$7,250	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 270,062
		$ 270,062

Special Tax Revenue — 5.1%
$2,000	Little Rock, Hotel and Restaurant Gross Receipts Tax,
	7.375%, 8/1/15	$ 2,305,920
790	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	784,359
125	Virgin Islands Public Finance Authority, 5.00%, 10/1/39	112,715
435	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	472,193
		$ 3,675,187

Transportation — 0.6%
$ 500	Northwest Arkansas Regional Airport Authority, (AMT),
	5.00%, 2/1/18	$ 456,385
		$ 456,385

Water and Sewer — 0.4%
$ 250	Arkansas Development Finance Authority, (Waste Water
	System), 5.50%, 12/1/19	$ 299,177
		$ 299,177

Total Tax-Exempt Investments — 97.0%
(identified cost $70,211,679)		$70,013,334

Other Assets, Less Liabilities — 3.0%		$ 2,172,663

Net Assets — 100.0%		$72,185,997

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc. FGIC - Financial Guaranty Insurance Company FNMA - Federal National Mortgage Association GNMA - Government National Mortgage Association NPFG - National Public Finance Guaranty Corp. SFMR - Single Family Mortgage Revenue

The Fund invests primarily in debt securities issued by Arkansas municipalities. In addition, 14.0% of the Fund’s net assets at February 28, 2010 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2010, 56.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.8% to 29.3% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

S e e notes to financ ial statem ents
39

Eaton Vance Georgia Municipal Income Fund as o f F e bruar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted)

Tax-Exe m pt Inve stm e nts — 108. 1%

Principal Amount
(000’s omitted)	Security	Value

Education — 10.1%
$1,600	Athens-Clarke County Unified Government Development
	Authority, Educational Facilities, 4.50%, 6/15/38	$ 1,554,976
1,000	Atlanta Development Authority, Educational Facilities,
	4.75%, 7/1/27	1,002,710
950	Atlanta Development Authority, Educational Facilities,
	5.00%, 7/1/39	953,411
1,500	Fulton County Development Authority, (Georgia Technology
	Foundation), 5.00%, 11/1/31	1,541,010
1,995	Georgia Private Colleges and Universities Authority, (Emory
	University), 5.00%, 9/1/38(1)	2,084,276
1,505	Georgia Private Colleges and Universities Authority, (Emory
	University), 5.00%, 9/1/38	1,572,349
		$ 8,708,732

Electric Utilities — 1.2%
$1,000	Burke County Development Authority, (Oglethorpe Power
	Corp.), 5.50%, 1/1/33	$ 1,037,310
		$ 1,037,310

Escrowed / Prerefunded — 1.2%
$ 800	Forsyth County Hospital Authority, (Georgia Baptist Health
	Care System), Escrowed to Maturity, 6.375%, 10/1/28	$ 1,014,704
		$ 1,014,704

General Obligations — 13.7%
$1,750	Gainesville and Hall County Hospital Authority, (Northeast
	Georgia Medical Center), 5.00%, 2/15/33	$ 1,728,772
2,000	Georgia, 1.00%, 3/1/26(2)	1,289,100
500	Georgia, 2.00%, 12/1/23	416,520
500	Georgia, 2.00%, 8/1/27	376,665
6,000	Gwinnett County, School District, 5.00%, 2/1/36(1)	6,360,210
500	Lagrange-Troup County Hospital Authority, (West Georgia
	Health Foundation, Inc.), 5.50%, 7/1/38	514,105
1,000	Lincoln County, School District, 5.50%, 4/1/37	1,066,240
		$11,751,612

Hospital — 6.5%
$ 750	Floyd County Hospital Authority, (Floyd Health Medical
	Center), 5.25%, 7/1/29	$ 797,790
3,000	Fulton County Development Authority, (Children’s
	Healthcare of Atlanta), 5.25%, 11/15/39	3,052,320
750	Glynn-Brunswick Memorial Hospital Authority, (Georgia
	Medical Center), 5.625%, 8/1/34	744,548

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$1,000	Macon-Bibb County Hospital Authority, (The Medical Center
	of Central Georgia), 5.00%, 8/1/35	$ 1,005,190
		$ 5,599,848

Housing — 5.3%
$1,000	Georgia Housing and Finance Authority, (AMT),
	4.85%, 12/1/37	$ 954,450
1,000	Georgia Housing and Finance Authority, (AMT),
	4.90%, 12/1/31	981,550
2,000	Georgia Housing and Finance Authority, (AMT),
	5.25%, 12/1/37	2,037,300
600	Georgia Private Colleges and Universities Authority, Student
	Housing Revenue, (Mercer Housing Corp.),
	6.00%, 6/1/31	569,586
		$ 4,542,886

Industrial Development Revenue — 8.2%
$2,000	Albany Dougherty Payroll Development Authority, Solid
	Waste Disposal, (Procter and Gamble), (AMT),
	5.20%, 5/15/28	$ 2,074,060
700	Cartersville Development Authority, (Anheuser-Busch),
	(AMT), 5.95%, 2/1/32	707,525
1,000	Cobb County Development Authority, Solid Waste Disposal,
	(Georgia Waste Management Project), (AMT),
	5.00%, 4/1/33	962,830
750	Effingham County, Solid Waste Disposal, (Fort James
	Project), (AMT), 5.625%, 7/1/18	725,948
1,250	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.25%, 6/1/26	923,262
990	Savannah Economic Development Authority, (Intercat-
	Savannah), (AMT), 7.00%, 1/1/38	766,448
730	Vienna Water and Sewer, (Cargill), (AMT),
	6.00%, 9/1/14	731,635
225	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	201,488
		$ 7,093,196

Insured-Education — 2.9%
$ 500	Fulton County Development Authority, (Morehouse
	College), (AMBAC), 4.50%, 6/1/37	$ 471,490
930	Georgia Private Colleges and Universities Authority, (Agnes
	Scott College), (NPFG), 4.75%, 6/1/28	935,264
1,085	South Regional Joint Development Authority, (Valdosta
	State University), (XLCA), 5.00%, 8/1/38	1,084,956
		$ 2,491,710

S e e notes to financ ial statem ents
40

Eaton Vance Georgia Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 7.9%
$ 280	Georgia Municipal Electric Power Authority, (NPFG),
	0.00%, 1/1/12	$ 258,773
3,005	Georgia Municipal Electric Power Authority, (NPFG),
	5.50%, 1/1/20	3,480,121
390	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/30	397,823
455	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/34	454,345
750	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	748,905
1,450	Puerto Rico Electric Power Authority, (NPFG),
	5.25%, 7/1/29	1,481,842
		$ 6,821,809

Insured-General Obligations — 1.4%
$ 660	Fayette County, School District, (AGM), 4.95%, (0.00%
	until 9/1/10), 3/1/25	$ 669,880
480	Puerto Rico, (NPFG), 5.50%, 7/1/20	507,115
		$ 1,176,995

Insured-Hospital — 4.7%
$1,190	Clarke County Hospital Authority, (Athens Regional Medical
	Center), (NPFG), 5.00%, 1/1/32	$ 1,209,921
1,750	Cobb County Kennestone Hospital Authority, (Wellstar
	Health System), (AMBAC), 5.50%, 4/1/37	1,811,600
1,000	Henry County Hospital Authority Revenue, (Henry Medical
	Center, Inc.), (AMBAC), 6.00%, 7/1/29	1,024,470
		$ 4,045,991

Insured-Housing — 0.1%
$ 100	Peach County Development Authority, (Fort Valley State
	University Foundation), (AMBAC), 4.50%, 6/1/37	$ 92,455
		$ 92,455

Insured-Lease Revenue / Certificates of
Participation — 4.3%
$ 745	Atlanta Downtown Development Authority, (NPFG),
	4.50%, 12/1/26	$ 750,215
962	Georgia Local Government Certificate of Participation,
	(NPFG), 4.75%, 6/1/28	871,197
1,000	Georgia Municipal Association, Inc. Certificate of
	Participation, (Riverdale), (AGC), 5.375%, 5/1/32	1,044,480
1,000	Georgia State University Higher Education Facilities
	Authority, (USG Real Estate Foundation), (AGC),
	5.625%, 6/15/38	1,048,890
		$ 3,714,782

Principal Amount
(000’s omitted)	Security		Value

Insured-Other Revenue — 0.9%
$ 800	Downtown Savannah Authority, (Savannah Ellis Square
	Parking), (NPFG), 4.75%, 8/1/32		$ 803,776
			$ 803,776

Insured-Special Tax Revenue — 4.6%
$1,000	George L. Smith II Georgia World Congress Center
Authority, (Domed Stadium Project), (NPFG), (AMT),
	5.50%,	7/1/20	$ 1,005,720
1,600	Metropolitan Atlanta Rapid Transit Authority, (AGM),
	5.00%,	7/1/34(1)	1,662,168
4,000	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%,	7/1/34	734,120
545	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	5.50%,	7/1/27	547,992
			$ 3,950,000

Insured-Transportation — 5.5%
$ 785	Atlanta, Airport Passenger Facility Charge, (AGM),
	4.75%,	1/1/28	$ 790,016
500	Atlanta, Airport Revenue, (FGIC), (NPFG), (AMT),
	5.625%, 1/1/25		504,335
1,000	Metropolitan Atlanta Rapid Transit Authority, (AMBAC),
	6.25%,	7/1/20	1,207,170
1,780	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(1)		1,829,965
555	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 0.00%, 7/1/18		362,015
			$ 4,693,501

Insured-Water and Sewer — 19.6%
$2,000	Atlanta, Water and Wastewater, (AGM),
	5.00%,	11/1/34	$ 2,014,780
455	Atlanta, Water and Wastewater, (NPFG),
	5.00%,	11/1/39	438,616
2,100	Columbus, Water and Sewer, (AGM), 5.00%, 5/1/30		2,173,143
1,135	Coweta County, Water and Sewer Authority, (AGM),
	5.00%,	6/1/26	1,314,046
2,000	De Kalb County, Water and Sewer, (AGM),
	5.25%,	10/1/32	2,265,800
3,000	Douglasville-Douglas County, Water and Sewer Authority,
	(NPFG), 5.00%, 6/1/37		3,067,590
1,000	Henry County, Water and Sewer Authority, (NPFG),
	5.25%,	2/1/25	1,177,820
1,000	Henry County, Water and Sewer Authority, (NPFG),
	5.25%,	2/1/30	1,151,090
1,040	Newnan, Water, Sewer and Light Commission, (AMBAC),
	5.25%,	1/1/24	1,209,707

S e e notes to financ ial statem ents
41

Eaton Vance Georgia Municipal Income Fund as o f F e bruar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer (continued)
$1,000	Walton County, Water and Sewer Authority, (AGM),
	5.00%, 2/1/33	$ 1,022,960
1,000	Walton County, Water and Sewer Authority, (AGM),
	5.00%, 2/1/38	1,016,990
		$16,852,542

Other Revenue — 0.8%
$ 670	Main Street Natural Gas, Inc., 5.00%, 3/15/22	$ 652,707
		$ 652,707

Special Tax Revenue — 3.7%
$ 205	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$ 208,134
220	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	223,428
7,255	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	367,901
1,925	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	1,911,255
435	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	472,193
		$ 3,182,911

Transportation — 0.2%
$ 215	Augusta, Airport Revenue, 5.15%, 1/1/35	$ 184,380
		$ 184,380

Water and Sewer — 5.3%
$1,000	Athens-Clarke County, Unified Government Water and
	Sewer Revenue, 5.50%, 1/1/38	$ 1,074,520
800	Cherokee County, Water and Sewer Authority,
	5.00%, 8/1/28	866,240
500	Coweta County, Water and Sewer Authority,
	5.00%, 6/1/32	518,460
2,000	Coweta County, Water and Sewer Authority,
	5.00%, 6/1/37	2,057,120
		$ 4,516,340

Total Tax-Exempt Investments — 108.1%
(identified cost $91,267,358)		$92,928,187

Other Assets, Less Liabilities — (8.1)%		$ (6,938,919)

Net Assets — 100.0%		$85,989,268

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc. FGIC - Financial Guaranty Insurance Company NPFG - National Public Finance Guaranty Corp. XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Georgia municipalities. In addition, 11.9% of the Fund’s net assets at February 28, 2010 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2010, 48.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.2% to 20.7% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

S e e notes to financ ial statem ents
42

Eaton Vance Kentucky Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Tax-Exe m pt Inve stm e nts — 98.2%
Principal Amount
(000’s omitted)	Security	Value
Education — 2.1%
$1,280	Campbellsville, (Campbellsville University),
	5.70%, 3/1/34	$ 1,152,064
$ 1,152,064

Escrowed / Prerefunded — 5.8%
$1,465	Bowling Green, Prerefunded to 6/1/10,
	5.30%, 6/1/19	$ 1,496,497
2,250	Puerto Rico Electric Power Authority, Escrowed to various
sinking fund dates through 7/1/17, Series O,
	0.00%, 7/1/17	1,720,800
$ 3,217,297

General Obligations — 1.4%
$ 750	Kenton County, 4.625%, 4/1/34	$ 751,988
$ 751,988

Hospital — 3.5%
$ 500	Kentucky Economic Development Authority, (Baptist
	Healthcare System), 5.625%, 8/15/27	$ 546,605
500	Kentucky Economic Development Authority, (Catholic
	Health Initiatives), 5.00%, 5/1/29	512,545
1,000	Murray Hospital Facilities, (Murray Calloway County
	Hospital), 5.125%, 8/1/37	857,880
$ 1,917,030

Housing — 6.3%
$ 440	Kentucky Housing Corp., (AMT), 5.00%, 7/1/37	$ 430,976
2,000	Kentucky Housing Corp., (AMT), 5.30%, 1/1/38	2,056,180
1,000	Kentucky Housing Corp., (Urban Florence I, L.P.), (AMT),
	5.00% to 6/1/23 (Put Date), 6/1/35	1,015,750
$ 3,502,906

Industrial Development Revenue — 5.2%
$ 500	Owen County, (American Water Project), 6.25%, 6/1/39	$ 533,615
695	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	622,372
1,820	Wickliffe, Solid Waste Disposal, (Westvaco Corp.), (AMT),
	6.375%, 4/1/26	1,706,032
$ 2,862,019

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 13.6%
$1,000	Carroll County, Environmental Facilities, (AMBAC), (AMT),
	5.75%, 2/1/26	$ 1,021,650
1,000	Kentucky Municipal Power Agency, (NPFG),
	5.25%, 9/1/27	1,053,220
2,000	Kentucky Municipal Power Agency, (Prairie Street Project),
	(NPFG), 5.00%, 9/1/37	2,007,440
2,000	Owensboro, (AMBAC), 0.00%, 1/1/20	1,259,700
1,200	Paducah Electric Plant Board, (AGC), 5.25%, 10/1/35	1,244,748
400	Puerto Rico Electric Power Authority, (BHAC), (FGIC),
	(NPFG), 5.25%, 7/1/24	451,356
500	Trimble County, Environmental Facilities, (AMBAC), (AMT),
	6.00%, 3/1/37	491,465
		$ 7,529,579

Insured-Escrowed / Prerefunded — 1.9%
$1,000	Kentucky Property and Buildings Commission, (AGM),
	Prerefunded to 8/1/11, 5.00%, 8/1/21	$ 1,065,370
		$ 1,065,370

Insured-General Obligations — 3.0%
$ 600	Puerto Rico, (NPFG), 5.50%, 7/1/20	$ 633,894
1,000	Warren County, (Judicial Office Building and Parks),
	(AMBAC), 5.20%, 9/1/29	1,046,120
		$ 1,680,014

Insured-Hospital — 5.7%
$ 850	Jefferson County, Health Facilities Authority, (University
	Medical Center), (NPFG), 5.25%, 7/1/22	$ 850,204
6,775	Kentucky Economic Development Authority, (Norton
	Healthcare, Inc.), (NPFG), 0.00%, 10/1/27	2,278,297
		$ 3,128,501

Insured-Industrial Development Revenue — 0.5%
$ 250	Boone County, (Dayton Power & Light Co. (The)),
	(FGIC), 4.70%, 1/1/28	$ 250,313
		$ 250,313

Insured-Lease Revenue / Certificates of
Participation — 14.0%
$1,350	Hardin County, School District Finance Corp. School
	Building, (AGM), 4.75%, 7/1/21	$ 1,386,193
1,000	Jefferson County, School District Finance Corp. School
	Building, (AGM), 4.50%, 7/1/23	1,042,540
1,150	Kentucky Area Development Districts, (XLCA),
	4.70%, 6/1/35	1,064,992

S e e notes to financ ial statem ents
43

Eaton Vance Kentucky Municipal Income Fund as of F e br uar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Lease Revenue / Certificates of
Participation (continued)
$ 500	Kentucky Property and Buildings Commission, (AGC),
	5.25%, 2/1/29	$ 537,590
500	Kentucky Property and Buildings Commission, (AGM),
	5.00%, 11/1/26	534,070
1,000	Louisville, Parking Authority, (NPFG), 5.00%, 6/1/32	1,011,440
865	Puerto Rico Public Buildings Authority, (AMBAC),
	5.50%, 7/1/21	892,213
1,000	Puerto Rico Public Buildings Authority, (XLCA),
	5.50%, 7/1/21	1,031,460
255	Wayne County, School District Finance Corp., (NPFG),
	4.00%, 7/1/25	255,538
		$ 7,756,036

Insured-Other Revenue — 2.0%
$1,000	Kentucky Economic Development Finance Authority,
	(Louisville Arena), (AGC), 6.00%, 12/1/42	$ 1,080,980
		$ 1,080,980

Insured-Transportation — 6.2%
$1,000	Louisville Regional Airport Authority, (AGM), (AMT),
	5.50%, 7/1/38	$ 1,016,650
3,690	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 0.00%, 7/1/18	2,406,913
		$ 3,423,563

Insured-Water and Sewer — 15.1%
$1,500	Boone-Florence Water Commission, Water Supply System,
	(FGIC), (NPFG), 5.00%, 12/1/27	$ 1,527,120
1,000	Campbell and Kenton County, District No. 1, (AGM),
	5.00%, 8/1/31	1,006,550
1,500	Campbell and Kenton County, Sanitation District No. 1,
	(NPFG), 4.375%, 8/1/35	1,438,800
1,060	Kentucky Rural Water Finance Corp., (NPFG),
	4.70%, 8/1/35	1,056,226
500	Louisville and Jefferson County, Metropolitan Sewer District
	and Drainage System, (AGC), 4.25%, 5/15/38	482,820
2,250	Louisville and Jefferson County, Metropolitan Sewer District
	and Drainage System, (FGIC), (NPFG), 5.00%, 5/15/38	2,274,998
290	Owensboro, (AGC), 5.00%, 9/15/27	310,390
225	Owensboro, (AGC), 5.00%, 9/15/31	233,881
		$ 8,330,785

Lease Revenue / Certificates of Participation — 7.4%
$3,700	Jefferson County, (Capital Projects Corp.),
	0.00%, 8/15/15	$ 3,261,624

Principal Amount
(000’s omitted)	Security	Value

Lease Revenue / Certificates of
Participation (continued)
$ 750	Kentucky Property and Buildings Commission,
	5.50%, 11/1/28	$ 821,977
		$ 4,083,601

Other Revenue — 0.5%
$4,200	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 156,450
7,595	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/55	144,913
		$ 301,363

Special Tax Revenue — 1.1%
$ 70	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$ 71,070
75	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	76,169
125	Virgin Islands Public Finance Authority, 5.00%, 10/1/39	112,715
325	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	352,787
		$ 612,741

Transportation — 2.9%
$ 500	Kentucky Turnpike Authority, (Revitalization Project),
	5.00%, 7/1/28	$ 529,700
1,000	Kentucky Turnpike Authority, (Revitalization Project),
	5.00%, 7/1/29	1,056,510
		$ 1,586,210

Total Tax-Exempt Investments — 98.2%
(identified cost $52,968,275)		$54,232,360

Other Assets, Less Liabilities — 1.8%		$ 990,915

Net Assets — 100.0%		$55,223,275

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp. FGIC - Financial Guaranty Insurance Company NPFG - National Public Finance Guaranty Corp. XLCA - XL Capital Assurance, Inc.

S e e notes to financ ial statem ents
44

Eaton Vance Kentucky Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

The Fund invests primarily in debt securities issued by Kentucky municipalities. In addition, 13.5% of the Fund’s net assets at
February 28, 2010 were invested in municipal obligations issued by
Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2010,
63.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.8% to 27.4% of total investments.

S e e notes to financ ial statem ents
45

Eaton Vance Louisiana Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Tax-Exe m pt Inve stm e nts — 99.5%

Principal Amount
(000’s omitted)	Security	Value

Electric Utilities — 0.9%
$ 375	Puerto Rico Electric Power Authority, 5.00%, 7/1/37	$ 358,305
		$ 358,305

Hospital — 7.3%
$1,000	Louisiana Public Facilities Authority, (Ochsner Clinic
	Foundation), 5.50%, 5/15/47	$ 896,380
1,000	Louisiana Public Facilities Authority, (Our Lady of Lake
	Medical Center), 6.75%, 7/1/39	1,082,710
1,010	Tangipahoa Parish, Hospital Service District No. 1, (North
	Oaks Medical Center), 5.00%, 2/1/30	903,152
		$ 2,882,242

Housing — 7.0%
$ 500	East Baton Rouge Mortgage Finance Authority,
	(GNMA/FNMA/FHLMC), 5.00%, 10/1/34	$ 504,340
760	East Baton Rouge Mortgage Finance Authority,
	(GNMA/FNMA/FHLMC), 5.10%, 10/1/40	772,130
480	Louisiana Housing Finance Agency,
	(GNMA/FNMA/FHLMC), (AMT), 4.80%, 12/1/38	475,248
895	Louisiana Housing Finance Agency,
	(GNMA/FNMA/FHLMC), (AMT), 5.20%, 6/1/39	901,381
345	Louisiana Housing Finance Authority, SFMR,
	(GNMA/FNMA), 0.00%, 6/1/27	135,254
		$ 2,788,353

Industrial Development Revenue — 5.7%
$1,470	St. John Baptist Parish (Marathon Oil Corp.),
	5.125%, 6/1/37	$ 1,380,257
1,000	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	895,500
		$ 2,275,757

Insured-Education — 14.0%
$ 750	Lafayette Public Trust Financing Authority, (Ragin Cajun
	Facility, Inc.), (AGC), 6.00%, 10/1/38	$ 782,175
340	Lafayette Public Trust Financing Authority, (Ragin Cajun
	Facility, Inc.), (NPFG), 5.00%, 10/1/32	341,367
1,500	Louisiana Environmental Facilities and Community
	Development Authority, (AMBAC), 4.50%, 10/1/37(1)	1,271,310
500	Louisiana Environmental Facilities and Community
Development Authority, (Louisiana State University Student
	Housing), (NPFG), 4.75%, 8/1/28	462,340
1,140	Louisiana Public Facilities Authority, (Black & Gold
	Facilities), (CIFG), 4.50%, 7/1/38	831,311

Principal Amount
(000’s omitted)	Security	Value
Insured-Education (continued)
$1,000	Louisiana Public Facilities Authority, (University of New
	Orleans), (NPFG), 4.75%, 3/1/32	$ 955,290
850	Louisiana State University and Agricultural and Mechanical
	College, (AGC), 5.50%, 1/1/34	900,430
$ 5,544,223

Insured-Electric Utilities — 5.8%
$ 625	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	$ 624,087
2,000	Rapides Finance Authority, (Cleco Power LLC), (AMBAC),
	4.70%, 11/1/36	1,688,720
$ 2,312,807

Insured-Escrowed / Prerefunded — 2.5%
$1,250	Jefferson Parish, Home Mortgage Authority, SFMR, (FGIC),
	Escrowed to Maturity, 0.00%, 5/1/17(2)	$ 998,725
$ 998,725

Insured-General Obligations — 2.8%
$1,500	New Orleans, (AMBAC), 0.00%, 9/1/15	$ 1,119,705
$ 1,119,705

Insured-Hospital — 1.9%
$ 750	Terrebonne Parish, Hospital Service District No. 1,
(Terrebonne General Medical Center), (AMBAC),
	5.50%, 4/1/33	$ 733,650
$ 733,650

Insured-Industrial Development Revenue — 2.7%
$1,075	Louisiana Environmental Facilities and Community
Development Authority, (BRCC Facility Corp.), (NPFG),
	5.00%, 12/1/32	$ 1,076,021
$ 1,076,021

Insured-Lease Revenue / Certificates of
Participation — 1.9%
$ 500	Calcasieu Parish Public Trust Authority Student Lease,
	(McNeese Student Housing), (NPFG), 5.25%, 5/1/33	$ 483,060
300	Louisiana Environmental Facilities and Community
Development Authority, (Jefferson Parking Garage),
	(AMBAC), 5.00%, 9/1/31	285,570
$ 768,630

S e e notes to financ ial statem ents
46

Eaton Vance Louisiana Municipal Income Fund as o f F e br uar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Other Revenue — 7.9%
$ 350	Louisiana Environmental Facilities and Community
	Development Authority, (Capital and Equipment
	Acquisition), (AMBAC), 4.50%, 12/1/18	$ 342,758
550	Louisiana Environmental Facilities and Community
Development Authority, (Parking Facility Corp. Garage),
	(AMBAC), 5.375%, 10/1/31	521,389
1,000	Louisiana Local Government Environmental Facilities &
Community Development Authority, (AMBAC), (BHAC),
	4.50%, 12/1/18	1,089,440
1,000	Louisiana State Citizens Property Insurance Corp., (AGC),
	6.75%, 6/1/26	1,170,930
		$ 3,124,517

Insured-Special Tax Revenue — 6.1%
$1,000	East Baton Rouge Parish, Sales Tax Revenue, (AGC),
	5.25%, 8/1/28	$ 1,079,420
1,000	Louisiana Gas and Fuels Tax, (AGM), 5.00%, 5/1/36	1,023,130
1,525	Puerto Rico Sales Tax Financing Corp., (AMBAC),
	0.00%, 8/1/54	88,008
1,030	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/44	127,277
560	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/45	64,344
445	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/46	47,833
		$ 2,430,012

Insured-Transportation — 10.8%
$1,000	Louisiana Local Government Environmental Facilities &
	Community Development Authority, (AGM), (AMT),
	5.75%, 1/1/28	$ 1,039,970
1,205	New Orleans Aviation Board, (AGM), (AMT),
	5.00%, 1/1/38	1,144,208
1,500	Port New Orleans Board of Commissioners, (AGC),
	5.125%, 4/1/38	1,459,650
620	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(3)	637,403
		$ 4,281,231

Insured-Water and Sewer — 5.1%
$1,000	Bossier City, Utilities Revenue, (BHAC), 5.50%, 10/1/38	$ 1,064,000
975	Louisiana Environmental Facilities and Community
	Development Authority, (Denham Springs), (AGC),
	4.875%, 12/1/38	975,273
		$ 2,039,273

Principal Amount
(000’s omitted)	Security	Value
Other Revenue — 7.0%
$6,995	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 260,564
3,015	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/55	57,526
1,000	Louisiana Environmental Facilities and Community
	Development Authority, (Jefferson Parish),
	5.375%, 4/1/31	1,050,960
1,500	Tobacco Settlement Financing Corp., 5.875%, 5/15/39	1,394,445
		$ 2,763,495

Senior Living / Life Care — 1.3%
$ 500	Louisiana Housing Finance Authority, (Saint Dominic
	Assisted Care Facility), (GNMA), 6.85%, 9/1/25	$ 500,760
		$ 500,760

Special Tax Revenue — 3.1%
$1,005	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	$ 997,824
60	Virgin Islands Public Finance Authority, 5.00%, 10/1/39	54,103
175	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	189,963
		$ 1,241,890

Transportation — 1.7%
$ 675	Louisiana Offshore Terminal Authority, Deepwater Port
	Revenue, (Loop LLC), 5.20%, 10/1/18	$ 675,527
		$ 675,527

Water and Sewer — 4.0%
$1,000	East Baton Rouge, Sewer Commission, 5.25%, 2/1/39	$ 1,043,410
500	St. Tammany Parish, Utility Revenue, 5.50%, 8/1/35(4)	520,935
		$ 1,564,345

Total Tax-Exempt Investments — 99.5%
(identified cost $39,522,270)		$39,479,468

Other Assets, Less Liabilities — 0.5%		$ 198,794

Net Assets — 100.0%		$39,678,262

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

S e e notes to financ ial statem ents
47

Eaton Vance Louisiana Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
BHAC - Berkshire Hathaway Assurance Corp.
CIFG - CIFG Assurance North America, Inc.
FGIC - Financial Guaranty Insurance Company
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
NPFG - National Public Finance Guaranty Corp.
SFMR - Single Family Mortgage Revenue

The Fund invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28,
2010, 61.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual
financial institution ranged from 3.7% to 18.1% of total
investments.

(1)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.
(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(3)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(4)	When-issued security.

S e e notes to financ ial statem ents
48

Eaton Vance Maryland Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Tax-Exe m pt Inve stm e nts — 98.9%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 1.2%
$ 1,250	Maryland Energy Financing Administration, (AES Warrior
	Run), (AMT), 7.40%, 9/1/19	$ 1,250,388
		$ 1,250,388

Education — 10.3%
$ 4,000	Maryland Health and Higher Educational Facilities
	Authority, (Johns Hopkins University), 5.00%, 7/1/32	$ 4,061,840
2,250	Maryland Health and Higher Educational Facilities
	Authority, (Loyola College), 4.75%, 10/1/33	2,259,787
1,500	Maryland Health and Higher Educational Facilities
	Authority, (Loyola College), 5.125%, 10/1/45	1,519,935
1,500	Maryland Health and Higher Educational Facilities
	Authority, (Maryland Institute College of Art),
	5.00%, 6/1/36	1,388,475
400	Maryland Health and Higher Educational Facilities
	Authority, (Washington Christian Academy),
	5.50%, 7/1/38	192,004
1,000	Maryland Industrial Development Financing Authority,
	(Our Lady of Good Counsel High School),
	6.00%, 5/1/35	934,820
		$ 10,356,861

Escrowed / Prerefunded — 5.8%
$ 1,160	Baltimore County, Economic Development Revenue,
	(Revisions, Inc.), Prerefunded to 8/15/11,
	8.50%, 8/15/25	$ 1,305,638
1,125	Baltimore, SFMR, (Inner Harbor), Escrowed to Maturity,
	8.00%, 12/1/10	1,191,329
2,000	Maryland Health and Higher Educational Facilities
	Authority, (Johns Hopkins Hospital), Prerefunded to
	11/15/13, 5.125%, 11/15/34	2,294,520
500	Maryland Health and Higher Educational Facilities
	Authority, (Maryland Institute College of Art),
	Prerefunded to 6/1/11, 5.50%, 6/1/21	531,575
425	Westminster, Educational Facilities, (McDaniel College),
	Prerefunded to 10/1/12, 5.50%, 4/1/27	476,884
		$ 5,799,946

General Obligations — 14.3%
$ 1,140	Anne Arundel County, Water and Sewer Construction,
	4.50%, 4/1/29	$ 1,189,077
500	Anne Arundel County, Water and Sewer Construction,
	4.625%, 4/1/33	516,345
1,000	Anne Arundel County, Water and Sewer Construction,
	4.75%, 4/1/39	1,045,430

Principal Amount
(000’s omitted)	Security	Value

General Obligations (continued)
$ 2,000	Baltimore County, (Metropolitan District),
	5.00%, 2/1/31(1)	$ 2,159,400
2,000	Maryland, 5.00%, 11/1/19	2,387,040
1,000	Montgomery County, 5.00%, 5/1/23	1,125,400
1,500	Montgomery County, 5.00%, 5/1/25	1,669,080
1,000	Montgomery County, 5.25%, 10/1/19	1,049,030
2,235	Prince George’s County Housing Authority,
	5.00%, 7/15/23	2,499,892
1,100	Puerto Rico, 0.00%, 7/1/16	813,274
		$ 14,453,968

Hospital — 10.4%
$ 1,500	Baltimore County, (Catholic Health Initiatives),
	4.50%, 9/1/33	$ 1,434,315
1,000	Maryland Health and Higher Educational Facilities
Authority, (Anne Arundel Health Care Services, Inc.),
	5.00%, 7/1/32	994,610
1,000	Maryland Health and Higher Educational Facilities
	Authority, (Calvert Health System), 5.50%, 7/1/36	1,021,210
1,500	Maryland Health and Higher Educational Facilities
	Authority, (MedStar Health, Inc.), 5.25%, 5/15/46	1,502,085
2,330	Maryland Health and Higher Educational Facilities
	Authority, (Peninsula Regional Medical Center),
	5.00%, 7/1/36	2,361,455
2,500	Maryland Health and Higher Educational Facilities
	Authority, (University of Maryland Medical System),
	5.00%, 7/1/41	2,441,800
750	Maryland Health and Higher Educational Facilities
	Authority, (Washington County Hospital),
	5.75%, 1/1/38	728,655
		$ 10,484,130

Housing — 7.2%
$ 1,000	Maryland Community Development Administration,
	(AMT), 5.10%, 9/1/37	$ 1,004,090
1,170	Maryland Community Development Administration,
Department of Housing and Community Development,
	(AMT), 5.15%, 9/1/42(2)	1,170,780
1,000	Maryland Community Development Administration,
	MFMR, (AMT), 4.70%, 9/1/37	939,210
1,000	Maryland Community Development Administration,
	MFMR, (AMT), 4.85%, 9/1/37	980,630
2,000	Maryland Community Development Administration,
	MFMR, (AMT), 4.85%, 9/1/47	1,914,840
350	Maryland Economic Development Corp., (Towson
	University), 5.00%, 7/1/39	301,073
1,000	Prince George’s County Housing Authority, (Langely
	Gardens), (AMT), 5.875%, 2/20/39	974,200
		$ 7,284,823

S e e notes to financ ial statem ents
49

Eaton Vance Maryland Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue — 2.0%
$ 960	Maryland Economic Development Corp., (AFCO Cargo),
	(AMT), 6.50%, 7/1/24	$ 810,816
205	Maryland Economic Development Corp., (AFCO Cargo),
	(AMT), 7.34%, 7/1/24	187,360
1,000	Maryland Economic Development Corp., (Waste
	Management, Inc.), (AMT), 4.60%, 4/1/16	1,001,010
$ 1,999,186

Insured-Education — 1.4%
$ 1,200	Morgan State University, Academic and Auxiliary
	Facilities, (NPFG), 6.10%, 7/1/20	$ 1,416,996
$ 1,416,996

Insured-Escrowed / Prerefunded — 5.3%
$ 3,145	Maryland Health and Higher Educational Facilities
Authority, (Helix Health Issue), (AMBAC), Escrowed to
	Maturity, 5.00%, 7/1/27	$ 3,637,192
1,500	Puerto Rico Electric Power Authority, (AGM), Prerefunded
	to 7/1/12, 5.125%, 7/1/26	1,671,810
$ 5,309,002

Insured-General Obligations — 1.0%
$ 1,000	Puerto Rico, (NPFG), 5.50%, 7/1/29	$ 1,025,170
$ 1,025,170

Insured-Hospital — 8.1%
$ 2,010	Maryland Health and Higher Educational Facilities
	Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/42	$ 1,986,945
3,035	Maryland Health and Higher Educational Facilities
Authority, (Medlantic/Helix Issue), (AMBAC),
	5.25%, 8/15/38	3,039,401
3,150	Puerto Rico Industrial, Tourist, Educational, Medical &
Environmental Control Facilities Financing Authority, (Auxilio
	Mutuo Obligated Group), (NPFG), 6.25%, 7/1/24	3,152,993
$ 8,179,339

Insured-Housing — 1.2%
$ 1,530	Maryland Economic Development Corp., (University of
	Maryland), (CIFG), 4.50%, 6/1/35	$ 1,234,970
$ 1,234,970

Insured-Special Tax Revenue — 1.4%
$ 550	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/28	$ 166,353

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)
$ 1,325	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/29	$ 370,510
2,000	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/34	367,060
300	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/37	44,187
2,000	Puerto Rico Infrastructure Financing Authority, (FGIC),
	0.00%, 7/1/30	515,840
		$ 1,463,950

Insured-Transportation — 10.4%
$ 1,000	Maryland Transportation Authority, (AGM),
	5.00%, 7/1/28	$ 1,051,510
1,500	Maryland Transportation Authority, (AGM),
	5.00%, 7/1/36	1,585,305
1,000	Maryland Transportation Authority, (AGM),
	5.00%, 7/1/38	1,053,980
2,000	Maryland Transportation Authority, (AGM),
	5.00%, 7/1/41(2)	2,100,790
1,500	Maryland Transportation Authority, Baltimore-Washington
	International Airport, (AMBAC), 5.00%, 3/1/27	1,531,470
1,500	Maryland Transportation Authority, Baltimore-Washington
	International Airport, (AMBAC), (AMT), 5.25%, 3/1/27	1,488,330
1,705	Puerto Rico Highway and Transportation Authority,
	(NPFG), 5.25%, 7/1/32	1,656,834
		$ 10,468,219

Insured-Water and Sewer — 5.2%
$ 500	Baltimore, (Water Projects), (FGIC), (NPFG),
	5.125%, 7/1/42	$ 504,310
1,250	Baltimore, Wastewater, (AMBAC), 5.00%, 7/1/32	1,286,300
1,000	Baltimore, Wastewater, (FGIC), (NPFG),
	5.00%, 7/1/22	1,081,120
2,000	Baltimore, Wastewater, (NPFG), 5.65%, 7/1/20	2,342,800
		$ 5,214,530

Other Revenue — 2.7%
$15,520	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 578,120
10,110	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/55	192,899
895	Maryland Health and Higher Educational Facilities
	Authority, (Board of Child Care), 5.375%, 7/1/32	902,482
1,000	Maryland Health and Higher Educational Facilities
	Authority, (Board of Child Care), 5.625%, 7/1/22	1,027,870
		$ 2,701,371

S e e notes to financ ial statem ents
50

Eaton Vance Maryland Municipal Income Fund as o f F e bruar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Senior Living / Life Care — 1.5%
$ 375	Maryland Health and Higher Educational Facilities
	Authority, (Edenwald), 5.40%, 1/1/37	$ 325,451
590	Maryland Health and Higher Educational Facilities
	Authority, (King Farm Presbyterian Community),
	5.00%, 1/1/17	543,809
750	Maryland Health and Higher Educational Facilities
	Authority, (Mercy Ridge), 4.75%, 7/1/34	667,598
		$ 1,536,858

Special Tax Revenue — 5.8%
$ 747	Baltimore (Clipper Mill), 6.25%, 9/1/33	$ 699,939
500	Baltimore (Strathdale Manor), 7.00%, 7/1/33	514,220
800	Frederick County, Urbana Community Development
	Authority, 6.625%, 7/1/25	800,056
1,000	Montgomery County, Department of Liquor Control,
	5.00%, 4/1/21	1,132,040
250	Montgomery County, Department of Liquor Control,
	5.00%, 4/1/29	266,150
2,415	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	2,397,757
		$ 5,810,162

Transportation — 3.7%
$ 1,000	Maryland State Department of Transportation, County
	Transportation, 5.00%, 2/15/23	$ 1,125,950
2,500	Washington Metropolitan Area Transit Authority,
	5.00%, 7/1/32	2,623,575
		$ 3,749,525

Total Tax-Exempt Investments — 98.9%
(identified cost $99,027,979)		$ 99,739,394

Other Assets, Less Liabilities — 1.1%		$ 1,071,939

Net Assets — 100.0%		$100,811,333

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc. FGIC - Financial Guaranty Insurance Company MFMR - Multi-Family Mortgage Revenue NPFG - National Public Finance Guaranty Corp. SFMR - Single Family Mortgage Revenue

The Fund invests primarily in debt securities issued by Maryland municipalities. In addition, 12.8% of the Fund’s net assets at February 28, 2010 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2010, 34.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.2% to 12.0% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(2)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

S e e notes to financ ial statem ents
51

Eaton Vance Missouri Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Tax-Exe m pt Inve stm e nts — 100. 0%

Principal Amount
(000’s omitted)	Security	Value

Education — 5.0%
$2,000	Curators University System Facilities Revenue, (University
	of Missouri), 5.00%, 11/1/33	$ 2,076,040
1,275	Missouri State Health and Educational Facilities Authority,
	(Washington University), 5.375%, 3/15/39(1)	1,388,705
1,500	Missouri State Health and Educational Facilities Authority,
	(Washington University), 5.375%, 3/15/39(2)	1,633,770
		$ 5,098,515

Escrowed / Prerefunded — 1.1%
$1,000	Saint Louis County, Mortgage Revenue, (GNMA), (AMT),
	Escrowed to Maturity, 5.40%, 1/1/16	$ 1,139,010
		$ 1,139,010

General Obligations — 6.1%
$1,000	Clay County, Public School District, 5.00%, 3/1/28	$ 1,064,450
1,000	Independence School District, (Direct Deposit Program),
	5.00%, 3/1/29	1,079,700
1,000	Jackson County, Reorganized School District No. 7,
	5.00%, 3/1/28	1,082,590
1,000	Kansas City, 4.75%, 2/1/25	1,081,140
750	University City School District, (Direct Deposit Program),
	5.00%, 2/15/26	815,947
3,000	Wentzville School District No. R-4, 0.00%, 3/1/28	1,091,100
		$ 6,214,927

Hospital — 7.4%
$1,000	Cape Girardeau County Industrial Development Authority,
	(Southeast Missouri Hospital Association),
	5.00%, 6/1/36	$ 867,340
1,950	Missouri State Health and Educational Facilities Authority,
	(Barnes Jewish Christian Hospital), 5.25%, 5/15/14	2,145,254
1,000	Missouri State Health and Educational Facilities Authority,
	(Children’s Mercy Hospital), 5.625%, 5/15/39	1,016,810
740	Missouri State Health and Educational Facilities Authority,
	(Freeman Health Systems), 5.25%, 2/15/18	740,126
495	Missouri State Health and Educational Facilities Authority,
	(Lake of the Ozarks General Hospital),
	6.50%, 2/15/21	495,361
250	Missouri State Health and Educational Facilities Authority,
	(Lake Regional Health System), 5.70%, 2/15/34	249,995
1,000	Missouri State Health and Educational Facilities Authority,
	(SSM Healthcare), 5.00%, 6/1/36	1,025,100
1,225	West Plains Industrial Development Authority, (Ozarks
	Medical Center), 5.65%, 11/15/22	1,065,162
		$ 7,605,148

Principal Amount
(000’s omitted)	Security	Value

Housing — 2.6%
$ 865	Jefferson County Industrial Development Authority,
	MFMR, (Riverview Bend Apartments), (AMT),
	6.75%, 11/1/29	$ 794,122
505	Missouri Housing Development Commission, (AMT),
	5.05%, 1/1/24	510,383
250	Missouri Housing Development Commission, SFMR,
	(GNMA), (AMT), 4.50%, 9/1/29	245,222
750	Missouri Housing Development Commission, SFMR,
	(GNMA), (AMT), 4.70%, 3/1/35	749,775
240	Missouri Housing Development Commission, SFMR,
	(GNMA), (AMT), 5.00%, 9/1/37	238,577
80	Missouri Housing Development Commission, SFMR,
	(GNMA), (AMT), 6.45%, 9/1/27	80,094
		$ 2,618,173

Industrial Development Revenue — 3.2%
$1,080	Missouri Development Finance Authority, Solid Waste
Disposal, (Procter & Gamble Paper Products), (AMT),
	5.20%, 3/15/29	$ 1,114,376
2,000	Saint Louis Industrial Development Authority, (Anheuser
	Busch Sewer and Solid Waste Disposal Facilities),
	(AMT), 4.875%, 3/1/32	1,865,700
300	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	268,650
		$ 3,248,726

Insured-Education — 2.2%
$ 650	Lincoln University Auxiliary System Revenue, (AGC),
	5.125%, 6/1/37	$ 659,198
1,500	Missouri State University Auxiliary Enterprise System,
	(XLCA), 5.00%, 4/1/25	1,604,265
		$ 2,263,463

Insured-Electric Utilities — 12.5%
$1,240	Columbia Electric Utility Improvement Revenue, (AMBAC),
	5.00%, 10/1/28	$ 1,301,702
2,250	Missouri Environmental Improvement and Energy
Resources Authority, (Union Electric), (AMBAC), (AMT),
	5.45%, 10/1/28	2,236,883
1,015	Missouri Joint Municipal Electric Utility Commission,
	(AMBAC), 4.50%, 1/1/36	977,394
2,465	Missouri Joint Municipal Electric Utility Commission,
	(AMBAC), (BHAC), 4.50%, 1/1/37	2,442,100
390	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/30	397,823
455	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/34	454,345
1,375	Puerto Rico Electric Power Authority, (NPFG),
	5.25%, 7/1/29	1,405,195

S e e notes to financ ial statem ents
52

Eaton Vance Missouri Municipal Income Fund as of F e br uar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)
$1,150	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/16	$ 1,273,625
2,275	Springfield, Public Utility, (BHAC), (FGIC),
	4.50%, 8/1/36	2,281,871
		$ 12,770,938

Insured-Escrowed / Prerefunded — 7.6%
$3,590	Missouri Health and Educational Facilities Authority,
	(Lester Cox Medical Center), (NPFG), Escrowed to
	Maturity, 0.00%, 9/1/20	$ 2,311,134
205	Missouri Health and Educational Facilities Authority,
	(Lester Cox Medical Center), (NPFG), Escrowed to
	Maturity, 0.00%, 9/1/21	124,902
2,000	Puerto Rico, (FGIC), Prerefunded to 7/1/12,
	5.00%, 7/1/32	2,203,560
1,000	Puerto Rico Electric Power Authority, (NPFG), Prerefunded
	to 7/1/13, 5.00%, 7/1/32	1,132,220
750	Saint Louis Airport, (Capital Improvement Program),
	(NPFG), Prerefunded to 7/1/12, 5.00%, 7/1/32	822,638
375	Saint Louis, Board of Education, (NPFG), Prerefunded to
	4/1/16, 5.00%, 4/1/25	439,384
625	Saint Louis, Board of Education, (NPFG), Prerefunded to
	4/1/16, 5.00%, 4/1/25	732,306
		$ 7,766,144

Insured-General Obligations — 7.2%
$1,200	Jackson County, Consolidated School District No. 002
	(Missouri Direct Deposit), (NPFG), 5.00%, 3/1/27	$ 1,265,544
1,000	Kansas City, (NPFG), 5.00%, 2/1/27	1,084,210
1,000	Platte County Reorganized School District No. R-3,
	(AGM), 5.00%, 3/1/25	1,075,690
1,900	Saint Charles County, Francis Howell School District,
	(FGIC), (NPFG), 0.00%, 3/1/16	1,600,959
1,000	Saint Charles County, Francis Howell School District,
	(FGIC), (NPFG), 5.25%, 3/1/21	1,208,660
1,000	Springfield, School District No. R-12, (AGM),
	5.25%, 3/1/25	1,103,680
		$ 7,338,743

Insured-Hospital — 5.4%
$5,910	Missouri Health and Educational Facilities Authority,
	(Lester Cox Medical Center), (NPFG), 0.00%, 9/1/20	$ 3,785,178
335	Missouri Health and Educational Facilities Authority,
	(Lester Cox Medical Center), (NPFG), 0.00%, 9/1/21	194,615
1,500	North Kansas City, (North Kansas City Memorial
	Hospital), (AGM), 5.125%, 11/15/33	1,513,260
		$ 5,493,053

Principal Amount
(000’s omitted)	Security	Value

Insured-Industrial Development Revenue — 1.9%
$2,000	Kansas City Industrial Development Authority, (AMBAC),
	4.50%, 12/1/32	$ 1,930,760
		$ 1,930,760

Insured-Lease Revenue / Certificates of
Participation — 9.3%
$1,000	Cape Girardeau County, Building Corp., (Jackson R-II
	School District), (NPFG), 5.25%, 3/1/25	$ 1,061,830
1,000	Cape Girardeau County, Building Corp., (Jackson R-II
	School District), (NPFG), 5.25%, 3/1/26	1,056,370
1,710	Jackson County, (Harry S. Truman Sports Complex),
	(AMBAC), 4.50%, 12/1/31	1,684,213
1,000	Jackson County, Leasehold Revenue, (Truman Sports),
	(AMBAC), 0.00%, 12/1/20	581,170
1,000	Jackson County, Leasehold Revenue, (Truman Sports),
	(NPFG), 5.00%, 12/1/27	1,025,330
2,270	Kansas City, Leasehold Revenue, (Municipal Assistance),
	(AMBAC), 0.00%, 4/15/26	952,969
2,105	Kansas City, Leasehold Revenue, (Municipal Assistance),
	(AMBAC), 0.00%, 4/15/30	674,716
145	Puerto Rico Public Buildings Authority, (CIFG),
	5.25%, 7/1/36	139,004
1,000	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to
	Maturity, 5.50%, 8/1/27	1,210,210
1,990	Saint Louis Industrial Development Authority, (Convention
	Center Hotel), (AMBAC), 0.00%, 7/15/19	1,110,738
		$ 9,496,550

Insured-Other Revenue — 0.8%
$ 750	Missouri Development Finance Authority, Cultural Facility,
	(Nelson Gallery Foundation), (NPFG), 5.25%, 12/1/22	$ 793,020
		$ 793,020

Insured-Special Tax Revenue — 4.8%
$2,350	Bi-State Development Agency, Missouri and Illinois
	Metropolitan District, (Saint Clair County Metrolink),
	(AGM), 5.25%, 7/1/28	$ 2,556,095
600	Kansas City, (Blue Parkway Town Center), (NPFG),
	5.00%, 7/1/27	566,052
1,000	Kansas City, Special Obligations, (AGC),
	5.00%, 3/1/28	1,055,350
4,000	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/34	734,120
		$ 4,911,617

S e e notes to financ ial statem ents
53

Eaton Vance Missouri Municipal Income Fund as of F e br uar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation — 5.0%
$2,060	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(1)	$ 2,117,824
900	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 5.50%, 7/1/29	922,653
910	Saint Louis Airport, (Lambert International Airport),
	(FGIC), (NPFG), (AMT), 6.00%, 7/1/14	1,021,475
1,000	Saint Louis Airport, (Lambert International Airport),
	(NPFG), 5.50%, 7/1/31	996,190
		$ 5,058,142

Insured-Water and Sewer — 0.8%
$1,000	Missouri Environmental Improvement and Energy
Resources Authority, (Missouri - American Water Co.),
	(AMBAC), (AMT), 4.60%, 12/1/36	$ 815,680
		$ 815,680

Other Revenue — 2.5%
$2,500	Missouri Development Finance Board Cultural Facilities
	Revenue, (Kauffman Center), 4.75%, 6/1/37	$ 2,519,700
		$ 2,519,700

Senior Living / Life Care — 3.6%
$1,000	Lees Summit Industrial Development Authority, Health
	Facility, (John Knox Village), 5.125%, 8/15/32	$ 865,130
2,000	Missouri State Health and Educational Facilities Authority,
	(Lutheran Senior Services), 5.125%, 2/1/27	1,859,640
1,000	St. Louis County Industrial Development Authority,
	Series A, (Friendship Village West County),
	5.50%, 9/1/28	936,070
		$ 3,660,840

Special Tax Revenue — 3.8%
$ 270	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$ 274,128
295	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	299,596
600	Kansas City, Tax Increment Revenue, (Maincor Projects),
	Series A, 5.25%, 3/1/18	588,096
7,500	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	380,325
2,395	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	2,377,900
		$ 3,920,045

Transportation — 3.7%
$ 270	Branson, Regional Airport Transportation Development
	District, (Branson Airport, LLC), (AMT), 6.00%, 7/1/25	$ 195,286
350	Branson, Regional Airport Transportation Development
	District, (Branson Airport, LLC), (AMT), 6.00%, 7/1/37	229,036

Principal Amount
(000’s omitted)	Security	Value

Transportation (continued)
$2,000	Missouri Highway and Transportation Commission,
	5.00%, 5/1/19	$ 2,254,340
1,000	Missouri Highway and Transportation Commission,
	5.00%, 5/1/26	1,087,010
		$ 3,765,672

Water and Sewer — 3.5%
$1,200	Kansas City, Sanitation Sewer System Revenue,
	5.25%, 1/1/34	$ 1,260,540
800	Kansas City, Water Revenue, 5.25%, 12/1/32	841,816
495	Missouri Environmental Improvement and Energy
	Resources Authority, (Revolving Fund Program),
	7.20%, 7/1/16	520,166
1,000	Missouri Environmental Improvement and Energy
Resources Authority, (Revolving Fund Program), Water
	Pollution Control, 0.00%, 1/1/14	936,590
		$ 3,559,112

Total Tax-Exempt Investments — 100.0%
(identified cost $99,637,736)		$101,987,978

Other Assets, Less Liabilities — 0.00%		$ 48,267

Net Assets — 100.0%		$102,036,245

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp. CIFG - CIFG Assurance North America, Inc. FGIC - Financial Guaranty Insurance Company GNMA - Government National Mortgage Association MFMR - Multi-Family Mortgage Revenue NPFG - National Public Finance Guaranty Corp. SFMR - Single Family Mortgage Revenue XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Missouri municipalities. In addition, 14.5% of the Fund’s net assets at February 28, 2010 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2010, 57.5% of total investments are backed by bond insurance of various

S e e notes to financ ial statem ents
54

Eaton Vance Missouri Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.6% to 24.3% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

S e e notes to financ ial statem ents
55

Eaton Vance North Carolina Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Tax-Exe m pt Inve stm e nts —	108. 4%

Principal Amount
(000’s omitted)	Security	Value

Education — 10.0%
$ 5,000	North Carolina Capital Facilities Finance Agency, (Duke
	University), 5.00%, 10/1/38(1)	$ 5,243,750
3,500	North Carolina Capital Facilities Finance Agency, (Wake
	Forest University), 5.00%, 1/1/38	3,679,830
1,050	University of North Carolina at Chapel Hill,
	0.00%, 8/1/17	850,500
1,980	University of North Carolina at Chapel Hill,
	0.00%, 8/1/21	1,300,424
	$ 11,074,504

Electric Utilities — 6.0%
$ 1,500	North Carolina Eastern Municipal Power Agency,
	5.00%, 1/1/26	$ 1,556,370
2,000	North Carolina Eastern Municipal Power Agency,
	6.75%, 1/1/24	2,357,280
1,000	North Carolina Municipal Power Agency, (Catawba),
	5.00%, 1/1/30	1,024,360
625	Puerto Rico Electric Power Authority, 5.50%, 7/1/38	632,875
1,000	Wake County Industrial Facilities and Pollution Control
	Financing Authority, (Carolina Power and Light Co.),
	5.375%, 2/1/17	1,067,110
	$ 6,637,995

Escrowed / Prerefunded — 2.7%
$ 1,950	Puerto Rico Electric Power Authority, Escrowed to various
	sinking fund dates through 7/1/17, Series N,
	0.00%, 7/1/17	$ 1,493,524
2,000	Puerto Rico Electric Power Authority, Escrowed to various
	sinking fund dates through 7/1/17, Series O,
	0.00%, 7/1/17	1,529,600
	$ 3,023,124

General Obligations — 1.9%
$ 1,000	Charlotte, 5.00%, 7/1/29	$ 1,040,690
1,000	Wake County, 5.00%, 6/1/36	1,053,350
	$ 2,094,040

Hospital — 16.6%
$ 4,980	Charlotte-Mecklenburg Hospital Authority,
	5.00%, 1/15/47(1)	$ 5,002,310
2,000	North Carolina Medical Care Commission, (Duke
	University Health System), 5.00%, 6/1/42	2,020,540
2,000	North Carolina Medical Care Commission, (Mission Health
	System), 5.00%, 10/1/25	2,104,400

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 1,350	North Carolina Medical Care Commission, (Mission Health
	System), 5.00%, 10/1/36	$ 1,372,113
3,600	North Carolina Medical Care Commission, (North Carolina
	Baptist Hospital), 5.25%, 6/1/29(2)	3,753,564
1,000	North Carolina Medical Care Commission, (Southeastern
	Regional Medical Center), 5.375%, 6/1/32	970,240
500	North Carolina Medical Care Commission, (Union
	Regional Medical Center), 5.375%, 1/1/32	500,005
2,500	North Carolina Medical Care Commission, (University
	Health System), 6.25%, 12/1/33	2,762,275
		$ 18,485,447

Housing — 7.1%
$ 1,430	Charlotte Housing Authority, (South Oaks Crossing
	Apartments), (AMT), 4.60%, 8/20/26(3)	$ 1,404,060
2,410	North Carolina Housing Finance Agency, (AMT),
	4.80%, 1/1/37	2,294,609
1,990	North Carolina Housing Finance Agency, (AMT),
	4.80%, 1/1/39	1,896,729
995	North Carolina Housing Finance Agency, (AMT),
	4.85%, 7/1/38	950,683
985	North Carolina Housing Finance Agency, (AMT),
	4.90%, 7/1/37	951,825
420	North Carolina Housing Finance Agency, MFMR, (AMT),
	6.45%, 9/1/27	420,491
		$ 7,918,397

Insured-Education — 2.3%
$ 1,320	North Carolina Educational Facilities Finance Agency,
	(Johnson & Wales University), (XLCA), 5.00%, 4/1/33	$ 1,156,082
350	University of North Carolina at Greensboro, (AGC),
	5.00%, 4/1/34	361,876
1,000	University of North Carolina at Wilmington, (AGC),
	5.00%, 10/1/33	1,036,720
		$ 2,554,678

Insured-Electric Utilities — 3.1%
$ 1,000	North Carolina Eastern Municipal Power Agency, (AGC),
	6.00%, 1/1/19	$ 1,128,180
1,000	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/34	998,560
1,340	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	1,338,044
		$ 3,464,784

S e e notes to financ ial statem ents
56

Eaton Vance North Carolina Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 0.8%
$ 840	Puerto Rico, (NPFG), 5.50%, 7/1/20	$ 887,452
		$ 887,452

Insured-Hospital — 10.1%
$ 1,675	Johnston Memorial Hospital, (AGM), Variable Rate,
	24.948%, 10/1/36(4)(5)(6)	$ 1,816,403
375	Nash Health Care System, (AGM), 5.00%, 11/1/30	372,109
1,000	New Hanover County, Hospital Revenue, (New Hanover
	Regional Medical Center), (AGM), 5.125%, 10/1/31	1,025,490
1,045	North Carolina Medical Care Commission, (Betsy
	Johnson), (AGM), 5.375%, 10/1/24	1,074,312
1,450	North Carolina Medical Care Commission, (Cleveland
	County Healthcare), (AMBAC), 5.00%, 7/1/35	1,345,789
1,000	North Carolina Medical Care Commission, (Wakemed),
	(AGC), 5.625%, 10/1/38	1,029,470
2,090	North Carolina Medical Care Commission, (Wakemed),
	(AGC), 5.875%, 10/1/38	2,174,603
1,500	North Carolina Medical Care Commission, (Wilson
	Memorial Hospital), (AMBAC), 0.00%, 11/1/15	1,195,665
1,175	Onslow County Hospital Authority, (Onslow Memorial
	Hospital), (NPFG), 5.00%, 4/1/26	1,204,798
		$ 11,238,639

Insured-Housing — 0.4%
$ 475	University of North Carolina at Wilmington, Certificates of
	Participation, (Student Housing Project), (AGC),
	5.00%, 6/1/32	$ 489,221
		$ 489,221

Insured-Lease Revenue / Certificates of
Participation — 5.7%
$ 1,000	City of Monroe, Certificates of Participation, (AGC),
	5.50%, 3/1/39	$ 1,041,810
2,500	County of Rockingham, (AGC), 5.00%, 4/1/32	2,582,225
1,500	Franklin County, Certificates of Participation, (NPFG),
	5.00%, 9/1/27	1,564,845
1,000	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to
	Maturity, 5.50%, 8/1/27	1,210,210
		$ 6,399,090

Insured-Other Revenue — 1.9%
$ 2,000	Monroe, Combined Enterprise System Revenue, (AGC),
	5.00%, 3/1/33(3)	$ 2,058,500
		$ 2,058,500

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 2.8%
$ 550	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	5.50%, 7/1/27	$ 553,019
12,440	Puerto Rico Sales Tax Financing Corp., (AMBAC),
	0.00%, 8/1/54	717,912
12,000	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/43	1,591,080
450	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/44	55,607
895	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/45	102,836
720	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/46	77,393
		$ 3,097,847

Insured-Transportation — 6.8%
$ 500	Charlotte, Airport, (NPFG), (AMT), 5.25%, 7/1/21	$ 510,175
10,000	North Carolina Turnpike Authority, (Triangle Expressway
	System), (AGC), 0.00%, 1/1/35	2,409,800
1,000	North Carolina Turnpike Authority, (Triangle Expressway
	System), (AGC), 5.375%, 1/1/26	1,079,890
1,800	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(1)	1,850,526
1,800	Puerto Rico Highway and Transportation Authority,
	(NPFG), 5.25%, 7/1/32	1,749,150
		$ 7,599,541

Insured-Water and Sewer — 2.3%
$ 555	Broad River Water Authority, Water System, (XLCA),
	5.00%, 6/1/21(4)	$ 564,613
500	Brunswick County, Enterprise System Water and Sewer
	Revenue, (AGM), 5.25%, 4/1/26	525,505
1,500	Kannapolis, Water and Sewer, (AGM), (AMT),
	5.25%, 2/1/26(3)	1,513,305
		$ 2,603,423

Lease Revenue / Certificates of Participation — 9.6%
$ 1,550	Cabarrus County, Certificates of Participation,
	5.00%, 6/1/29	$ 1,607,226
1,400	Cabarrus County, Certificates of Participation,
	5.25%, 6/1/28	1,490,580
700	Charlotte, (Government Facilities), 5.00%, 6/1/28	724,969
1,500	Charlotte, (Government Facilities), 5.00%, 6/1/33(3)	1,535,925
1,000	Durham County, Certificates of Participation,
	5.00%, 6/1/31	1,041,320
1,000	Forsyth County, 5.00%, 4/1/30	1,073,340

S e e notes to financ ial statem ents
57

Eaton Vance North Carolina Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Lease Revenue / Certificates of
Participation (continued)
$ 2,000	Raleigh, (Downtown Improvement Projects),
	5.00%, 2/1/27	$ 2,124,940
1,050	Wilmington, Certificates of Participation,
	5.00%, 6/1/38	1,078,528
		$ 10,676,828

Other Revenue — 3.5%
$13,560	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 505,110
1,000	Durham County Industrial Facilities & Pollution Control
	Financing Authority, (Research Triangle Institute),
	5.00%, 2/1/24	1,143,660
1,035	Durham County Industrial Facilities & Pollution Control
	Financing Authority, (Research Triangle Institute),
	5.00%, 2/1/25	1,176,516
1,000	North Carolina, Capital Improvement Limited Obligation,
	5.00%, 5/1/27	1,104,050
		$ 3,929,336

Senior Living / Life Care — 1.6%
$ 1,900	North Carolina Medical Care Commission, (United
	Methodist), 5.50%, 10/1/32	$ 1,752,332
		$ 1,752,332

Special Tax Revenue — 2.4%
$ 8,510	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	$ 431,542
1,620	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	1,608,433
545	Virgin Islands Public Finance Authority,
	6.75%, 10/1/37	591,598
		$ 2,631,573

Transportation — 2.3%
$ 500	Charlotte, Airport, 5.50%, 7/1/34	$ 529,920
1,000	Charlotte, Airport, (AMT), 5.375%, 7/1/28	1,012,200
1,000	North Carolina Ports Authority, 5.25%, 2/1/40(2)	1,006,040
		$ 2,548,160

Water and Sewer — 8.5%
$ 2,000	Cape Fear Public Utility Authority, Water and Sewer
	System, 5.00%, 8/1/35	$ 2,101,680
2,000	Cary, Combined Enterprise System Revenue,
	5.00%, 12/1/33	2,111,040
2,000	Charlotte, Water and Sewer, 5.00%, 7/1/38	2,144,340
1,975	Charlotte, Water and Sewer, 5.125%, 6/1/26	2,054,395

Principal Amount
(000’s omitted) Security	Value
Water and Sewer (continued)
$ 1,000 Winston-Salem, Water and Sewer System,
5.00%, 6/1/34	$ 1,062,780
$ 9,474,235

Total Tax-Exempt Investments — 108.4%
(identified cost $115,981,361)	$120,639,146

Other Assets, Less Liabilities — (8.4)%	$ (9,339,665)

Net Assets — 100.0%	$111,299,481

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax. CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company MFMR - Multi-Family Mortgage Revenue NPFG - National Public Finance Guaranty Corp. XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by North Carolina municipalities. In addition, 15.6% of the Fund’s net assets at February 28, 2010 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2010, 33.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.4% to 14.3% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(2)	When-issued security.
(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.
(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions and remain exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate value of these securities is $2,381,016 or 2.1% of the Fund’s net assets.

(5)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at February 28, 2010.
(6)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,025,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

S e e notes to financ ial statem ents
58

Eaton Vance Oregon Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Tax-Exe m pt Inve stm e nts — 103. 8%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.4%
$ 660	Western Generation Agency, (Wauna Cogeneration),
	(AMT), 5.00%, 1/1/12	$ 663,274
	$ 663,274

Education — 4.0%
$ 3,000	City of Forest Grove, (Pacific University),
	6.375%, 5/1/39	$ 3,077,430
2,000	Oregon Health and Science University, 5.75%, 7/1/39	2,112,300
1,000	Oregon State Facilities Authority, (Linfield College),
	5.00%, 10/1/25	1,007,230
	$ 6,196,960

Electric Utilities — 1.1%
$ 1,000	Northern Wasco County, (Bonneville Power
	Administration), 5.20%, 12/1/24	$ 1,031,920
625	Puerto Rico Electric Power Authority, 5.50%, 7/1/38	632,875
	$ 1,664,795

General Obligations — 27.6%
$ 3,490	Clackamas and Washington Counties, School District
	No. 3JT, 5.00%, 6/15/33	$ 3,701,599
12,870	Clackamas County, Oregon Trail School District No. 46,
	0.00%, 6/15/39	2,835,004
2,230	Clackamas County School District No. 46,
	0.00%, 6/15/32	733,224
2,000	Clackamas County School District No. 46,
	0.00%, 6/15/33	621,360
2,865	Deschutes and Jefferson Counties, School District No. 2J,
	0.00%, 6/15/25	1,428,489
3,730	Deschutes and Jefferson Counties, School District No. 2J,
	0.00%, 6/15/26	1,748,997
4,175	Deschutes and Jefferson Counties, School District No. 2J,
	0.00%, 6/15/27	1,843,680
3,970	Deschutes and Jefferson Counties, School District No. 2J,
	0.00%, 6/15/31	1,380,687
8,000	Jackson County, School District No. 549C,
	5.00%, 6/15/33(1)	8,324,680
2,315	Keizer, (Keizer Station Area A Improvement District),
	5.20%, 6/1/31	2,385,353
1,000	Multnomah and Clackamas Counties, Riverdale School
	District No. 51JT, 0.00%, 6/15/29	397,270
1,215	Multnomah and Clackamas Counties, Riverdale School
	District No. 51JT, 0.00%, 6/15/30	451,117
1,365	Multnomah and Clackamas Counties, Riverdale School
	District No. 51JT, 0.00%, 6/15/34	389,243

Principal Amount
(000’s omitted)	Security	Value

General Obligations (continued)
$ 4,425	Oregon Elderly and Disabled Housing, (AMT),
	5.65%, 8/1/26	$ 4,427,124
660	Oregon Veterans Welfare, Series 81, 5.25%, 10/1/42	663,775
1,010	Oregon Veterans Welfare, Series 82, 5.50%, 12/1/42	1,020,544
1,575	Polk, Marion and Benton Counties, School District
	No. 13J, 0.00%, 6/15/31	545,580
5,820	Polk, Marion and Benton Counties, School District
	No. 13J, 0.00%, 6/15/33	1,790,581
3,350	Polk, Marion and Benton Counties, School District
	No. 13J, 0.00%, 6/15/38	771,070
2,120	Polk, Marion and Benton Counties, School District
	No. 13J, 0.00%, 12/15/38	475,601
1,000	Redmond, 5.00%, 6/1/39	970,020
12,660	Salem-Keizer, School District No. 24J, 0.00%, 6/15/30	4,842,323
1,000	Umatilla County, Hermiston School District No. 8R,
	0.00%, 6/15/24	543,560
	$ 42,290,881

Hospital — 7.0%
$ 2,000	Deschutes County Hospital Facilities Authority, (Cascade
	Healthcare Community), 8.25%, 1/1/38	$ 2,354,880
2,105	Hood River County Health Facilities Authority, Elderly
	Housing, (Down Manor), 6.50%, 1/1/17	2,109,505
2,500	Multnomah County Hospital Facilities Authority, (Adventist
	Health System), 5.125%, 9/1/40	2,463,925
3,735	Oregon State Facilities Authority, (Legacy Health
	System), 5.00%, 3/15/30	3,773,134
	$ 10,701,444

Housing — 13.0%
$ 830	Oregon Health Authority, (Trillium Affordable Housing),
	(AMT), 6.75%, 2/15/29	$ 754,578
2,960	Oregon Housing and Community Services Department,
	(AMT), 4.85%, 7/1/37	2,826,119
3,300	Oregon Housing and Community Services Department,
	(AMT), 5.40%, 7/1/27	3,408,372
750	Oregon Housing and Community Services Department,
	MFMR, (AMT), 5.70%, 7/1/29	750,382
1,695	Oregon Housing and Community Services Department,
	MFMR, (FHA), (AMT), 5.00%, 7/1/47	1,652,913
1,750	Oregon Housing and Community Services Department,
	SFMR, (AMT), 4.75%, 7/1/36	1,648,360
1,815	Oregon Housing and Community Services Department,
	SFMR, (AMT), 5.00%, 1/1/25	1,836,526
600	Oregon Housing and Community Services Department,
	SFMR, (AMT), 6.20%, 7/1/27	600,588
345	Oregon Housing and Community Services Department,
	SFMR, (AMT), 6.40%, 7/1/26	345,404

S e e notes to financ ial statem ents
59

Eaton Vance Oregon Municipal Income Fund as o f F e bruar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Housing (continued)
$ 350	Oregon Housing and Community Services Department,
	SFMR, (AMT), 6.45%, 7/1/26	$ 350,424
1,325	Portland Housing Authority, (Pearl Court LP), (AMT),
	4.50%, 1/1/22	1,315,314
1,280	Portland Housing Authority, (Pearl Court LP), (AMT),
	4.625%, 1/1/27	1,262,976
465	Portland Housing Authority, (Yards Union Station Project),
	(AMT), 4.75%, 5/1/22	466,372
2,740	Portland Housing Authority, (Yards Union Station Project),
	(AMT), 4.85%, 5/1/29	2,666,431
		$ 19,884,759

Industrial Development Revenue — 1.3%
$ 735	Oregon Economic Development Authority, (Georgia-
	Pacific), (AMT), 5.70%, 12/1/25	$ 668,688
830	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.25%, 6/1/26	613,046
915	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.30%, 6/1/23	701,165
		$ 1,982,899

Insured-Education — 1.7%
$ 4,850	Oregon Health Science University, (NPFG),
	0.00%, 7/1/21	$ 2,614,586
		$ 2,614,586

Insured-Electric Utilities — 3.8%
$ 1,715	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/30	$ 1,749,403
2,760	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/34	2,756,025
1,270	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	1,268,146
		$ 5,773,574

Insured-General Obligations — 8.9%
$ 715	Beaverton, School District, (AGC), 5.125%, 6/1/36	$ 762,283
2,700	Deschutes and Jefferson Counties, School District No. 2J,
	(FGIC), (NPFG), 0.00%, 6/15/23	1,509,543
3,750	Lane County, School District No. 019, (Springfield),
	(AGM), 0.00%, 6/15/28	1,477,012
575	Lane County, School District No. 019, (Springfield),
	(AGM), 0.00%, 6/15/29	213,705
600	Linn County, Community School District No. 9,
	(Lebanon), (FGIC), (NPFG), 5.50%, 6/15/27	719,946
4,000	Linn County, Community School District No. 9,
	(Lebanon), (FGIC), (NPFG), 5.50%, 6/15/30	4,693,320

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)
$ 1,000	Newport, (AGC), 0.00%, 6/1/28	$ 414,540
1,225	Newport, (AGC), 0.00%, 6/1/29	475,790
3,425	Washington, Clackamas and Yamhill Counties, School
	District No. 88J, (NPFG), 0.00%, 6/15/31	1,117,098
5,000	Washington, Multnomah and Yamhill Counties, School
	District No. 1J, (NPFG), 0.00%, 6/15/26	2,250,900
		$ 13,634,137

Insured-Hospital — 3.1%
$ 1,415	Deschutes County Hospital Facilities Authority, (Cascade
	Healthcare Community), (AMBAC), 5.375%, 1/1/35	$ 1,456,403
3,000	Medford Hospital Facilities Authority, (Asante Health
	System), (AGM), 5.50%, 8/15/28	3,224,880
		$ 4,681,283

Insured-Special Tax Revenue — 4.8%
$ 560	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/28	$ 169,378
450	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/37	66,281
12,100	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/44	1,086,459
1,015	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	5.50%, 7/1/27	1,020,572
20,000	Puerto Rico Infrastructure Financing Authority, (FGIC),
	0.00%, 7/1/42	2,072,800
42,840	Puerto Rico Sales Tax Financing Corp., (AMBAC),
	0.00%, 8/1/54	2,472,296
905	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/44	111,831
1,795	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/45	206,245
1,435	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/46	154,248
		$ 7,360,110

Insured-Transportation — 3.9%
$ 315	Jackson County, Airport, (XLCA), 5.25%, 12/1/32	$ 302,447
1,685	Jackson County, Airport, (XLCA), 5.25%, 12/1/37	1,599,992
2,160	Jackson County, Airport, (XLCA), (AMT),
	5.25%, 12/1/23	2,247,912
1,800	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(1)	1,850,526
		$ 6,000,877

S e e notes to financ ial statem ents
60

Eaton Vance Oregon Municipal Income Fund as o f F e bruar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value
Insured-Water and Sewer — 0.7%
$ 995	Portland, Water System, (NPFG), 4.50%, 10/1/31	$ 1,002,134
		$ 1,002,134

Lease Revenue / Certificates of Participation — 0.6%
$ 820	Oregon State Department of Administration Services,
	5.125%, 5/1/33	$ 855,006
		$ 855,006

Other Revenue — 2.7%
$20,255	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 754,499
3,130	Oregon State Department of Administrative Services,
	5.00%, 4/1/29	3,382,716
		$ 4,137,215

Senior Living / Life Care — 1.1%
$ 1,750	Clackamas County, Hospital Facility Authority,
	(Homewoods), 5.15%, 10/20/37	$ 1,755,058
		$ 1,755,058

Special Tax Revenue — 7.3%
$ 3,190	Oregon Department of Transportation, (Highway User
	Tax), 4.50%, 11/15/32	$ 3,207,992
2,185	Portland Limited Tax General Obligation,
	0.00%, 6/1/22	1,359,288
12,970	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	657,709
5,235	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	5,197,622
755	Virgin Islands Public Finance Authority,
	6.75%, 10/1/37	819,552
		$ 11,242,163

Transportation — 3.6%
$ 4,000	Port of Portland Airport Revenue, 5.00%, 7/1/29	$ 4,185,840
215	Redmond Airport Revenue, 5.50%, 6/1/24	217,468
200	Redmond Airport Revenue, 5.75%, 6/1/27	201,694
550	Redmond Airport Revenue, 6.00%, 6/1/34	551,876
400	Redmond Airport Revenue, 6.25%, 6/1/39	406,300
		$ 5,563,178

Water and Sewer — 7.2%
$ 2,805	Eugene, 4.50%, 8/1/31	$ 2,831,395
2,285	Portland, Sewer System, 4.75%, 6/15/29	2,377,885
1,885	Portland, Sewer System, 4.75%, 6/15/30	1,948,242

Principal Amount
(000’s omitted) Security	Value
Water and Sewer (continued)
$ 3,760 Washington County, Clean Water Services,
4.75%, 10/1/27	$ 3,930,892
$ 11,088,414

Total Tax-Exempt Investments — 103.8%
(identified cost $157,924,096)	$159,092,747

Other Assets, Less Liabilities — (3.8)%	$ (5,876,733)

Net Assets — 100.0%	$153,216,014

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc. FGIC - Financial Guaranty Insurance Company FHA - Federal Housing Administration MFMR - Multi-Family Mortgage Revenue NPFG - National Public Finance Guaranty Corp. SFMR - Single Family Mortgage Revenue XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Oregon municipalities. In addition, 15.4% of the Fund’s net assets at February 28, 2010 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2010, 25.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.2% to 12.7% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

S e e notes to financ ial statem ents
61

Eaton Vance South Carolina Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Tax-Exe m pt Inve stm e nts — 100. 4%

Principal Amount
(000’s omitted)	Security	Value

Education — 5.3%
$ 1,640	Lexington One School Facilities Corp., 5.00%, 12/1/30	$ 1,662,419
890	South Carolina Educational Facilities Authority, (Furman
	University), 4.625%, 10/1/35	880,085
1,470	South Carolina Educational Facilities Authority, (Furman
	University), 5.00%, 10/1/38	1,480,599
1,225	South Carolina Educational Facilities Authority, (Wofford
	College), 5.00%, 4/1/36	1,228,565
3,505	South Carolina Educational Facilities Authority, (Wofford
	College), 5.25%, 4/1/32	3,620,034
		$ 8,871,702

Electric Utilities — 6.7%
$ 550	Puerto Rico Electric Power Authority, 5.00%, 7/1/37	$ 525,514
2,000	South Carolina Public Service Authority, 5.25%, 1/1/39	2,121,100
4,510	South Carolina Public Service Authority,
	5.375%, 1/1/28	4,994,600
3,435	South Carolina Public Service Authority, 5.50%, 1/1/38	3,715,777
		$ 11,356,991

General Obligations — 2.3%
$ 685	Richland County, Sewer System, (Broad River),
	5.125%, 3/1/29	$ 709,763
2,360	South Carolina, 3.25%, 8/1/30	2,085,697
1,240	South Carolina, (Clemson University), 2.50%, 6/1/21	1,140,316
		$ 3,935,776

Hospital — 9.5%
$ 5,260	Greenwood County, 5.375%, 10/1/39	$ 5,269,468
3,615	Lexington County, (Health Services District, Inc.),
	5.00%, 11/1/27	3,623,893
1,200	Lexington County, (Health Services District, Inc.),
	5.00%, 11/1/32	1,172,856
2,695	South Carolina Jobs Economic Development Authority,
	(Health Services), 5.75%, 8/1/39	2,631,371
3,380	South Carolina Jobs Economic Development Authority,
	(Kershaw County Medical Center Project),
	6.00%, 9/15/38	3,357,016
		$ 16,054,604

Industrial Development Revenue — 1.9%
$ 400	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.25%, 6/1/26	$ 295,444
1,500	Richland County, (International Paper Co.), (AMT),
	5.95%, 9/1/31	1,440,300

Principal Amount
(000’s omitted)	Security		Value

Industrial Development Revenue (continued)
$ 1,400	Richland County, (International Paper Co.), (AMT),
	6.10%,	4/1/23	$ 1,415,540
			$ 3,151,284

Insured-Education — 2.0%
$ 1,615	College of Charleston, Academic and Administrative
	Facilities, (XLCA), 4.50%, 4/1/37		$ 1,525,545
475	College of Charleston, Academic and Administrative
	Facilities, (XLCA), 5.375%, 4/1/25		493,616
1,400	College of Charleston, Higher Education Facility, (XLCA),
	4.50%,	4/1/37	1,322,454
			$ 3,341,615

Insured-Electric Utilities — 10.6%
$ 800	Piedmont Municipal Power Agency, (AGC), (AMBAC),
	0.00%,	1/1/28	$ 303,768
8,235	Piedmont Municipal Power Agency, (AGC), (AMBAC),
	0.00%,	1/1/29	2,940,142
12,610	Piedmont Municipal Power Agency, (AGC), (AMBAC),
	0.00%,	1/1/32	3,717,302
7,815	Piedmont Municipal Power Agency, (AMBAC),
	0.00%,	1/1/29	2,665,228
2,940	Piedmont Municipal Power Agency, (AMBAC),
	0.00%,	1/1/32	827,110
2,090	Piedmont Municipal Power Agency, (FGIC), (NPFG),
	0.00%,	1/1/23	1,067,300
1,420	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%,	7/1/30	1,448,485
3,725	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%,	7/1/34	3,719,636
950	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%,	7/1/35	948,613
330	Puerto Rico Electric Power Authority, (NPFG),
	5.25%,	7/1/29	337,247
			$ 17,974,831

Insured-General Obligations — 2.1%
$ 1,300	Berkeley County, (AGM), 2.00%, 9/1/25		$ 994,981
2,755	Berkeley County, School District, (AGM),
	2.75%,	1/15/22	2,513,552
			$ 3,508,533

Insured-Hospital — 3.5%
$ 2,775	Florence County, (Mcleod Regional Medical Center
	Project), (AGM), 5.25%, 11/1/27		$ 2,852,589

S e e notes to financ ial statem ents
62

Eaton Vance South Carolina Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Hospital (continued)
$ 3,000	South Carolina Jobs Economic Development Authority,
	(Anmed Health), (AGC), 5.50%, 2/1/38	$ 3,113,430
		$ 5,966,019

Insured-Lease Revenue / Certificates of
Participation — 6.5%
$ 75	Berkeley County, School District, (CIFG),
	4.75%, 12/1/31	$ 72,912
1,450	Kershaw County, Public Schools Foundation, (CIFG),
	5.00%, 12/1/28	1,468,981
2,685	Kershaw County, Public Schools Foundation, (CIFG),
	5.00%, 12/1/31	2,689,377
4,650	Scago Educational Facilities Corp., Pickens School District,
	(AGM), 4.50%, 12/1/28	4,580,203
2,280	Sumter Two School Facility, Inc., Installment Purchase
	Revenue, (AGC), 4.50%, 12/1/32	2,241,582
		$ 11,053,055

Insured-Special Tax Revenue — 0.5%
$ 4,890	Puerto Rico Sales Tax Financing Corp., (AMBAC),
	0.00%, 8/1/54	$ 282,202
905	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/44	111,831
1,795	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/45	206,245
1,435	Puerto Rico Sales Tax Financing Corp., (NPFG),
	0.00%, 8/1/46	154,248
		$ 754,526

Insured-Transportation — 7.6%
$ 2,700	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(1)	$ 2,775,789
1,095	Richland-Lexington Airport District, (Columbia Metropolitan
	Airport), (CIFG), (AMT), 5.00%, 1/1/21	1,095,482
4,500	South Carolina Ports Authority, (Ports Revenue), (AGM),
	5.30%, 7/1/26	4,516,425
4,625	South Carolina Transportation Infrastructure Bank
	Revenue, (AMBAC), (XLCA), 4.50%, 10/1/32	4,503,177
		$ 12,890,873

Insured-Utilities — 5.7%
$ 1,000	Greer, Combined Utility System, (AMBAC),
	5.50%, 9/1/27	$ 1,160,050
2,000	Greer, Combined Utility System, (AMBAC),
	5.50%, 9/1/32	2,268,960

Principal Amount
(000’s omitted)	Security	Value

Insured-Utilities (continued)
$ 5,000	Orangeburg County, Solid Waste, (South Carolina Electric
	and Gas Co.), (AMBAC), (AMT), 5.70%, 11/1/24	$ 5,001,800
1,100	South Carolina Jobs Economic Development Authority,
	(South Carolina Electric and Gas Co.), (AMBAC),
	5.20%, 11/1/27	1,143,395
		$ 9,574,205

Insured-Water and Sewer — 10.9%
$ 500	Anderson County, Water and Sewer System, (AGC),
	5.25%, 7/1/24	$ 559,910
1,970	Beaufort-Jasper, Water and Sewer Authority, (AGM),
	4.50%, 3/1/31	1,975,240
515	Cayce, Waterworks and Sewer Revenue, (XLCA),
	4.625%, 7/1/27	527,968
1,875	Greenwood, Metropolitan District Sewer System, (AGM),
	Variable Rate, 23.841%, 10/1/30(2)(3)(4)	2,221,275
3,650	Lugoff-Elgin, Water Authority, (NPFG), 4.625%, 7/1/37	3,507,431
1,045	Richland County, Sewer System, (Broad River), (XLCA),
	4.50%, 3/1/34	1,045,930
1,000	Spartanburg, Waterworks and Sewer Revenue, (AGC),
	4.625%, 6/1/36	996,170
825	Spartanburg, Waterworks and Sewer Revenue, (AGC),
	5.00%, 6/1/32	858,454
2,000	Spartanburg, Waterworks and Sewer Revenue, (AGC),
	5.00%, 6/1/39	2,059,660
4,750	Sumter, Waterworks and Sewer System, (XLCA),
	4.50%, 12/1/32	4,591,967
		$ 18,344,005

Lease Revenue / Certificates of
Participation — 13.5%
$ 6,000	Berkeley County, School District, 5.125%, 12/1/30	$ 6,104,100
320	Charleston Educational Excellence Financing Corp.,
	5.25%, 12/1/22	341,440
1,105	Charleston Educational Excellence Financing Corp.,
	5.25%, 12/1/28	1,149,996
3,000	Greenville County, School District, 5.00%, 12/1/24(1)	3,165,150
150	Greenville County, School District, 5.00%, 12/1/28	154,851
3,745	Laurens County, School District, 5.25%, 12/1/30	3,541,047
3,270	Lexington, One School Facility Corp., 5.00%, 12/1/27	3,364,209
1,470	Lexington, One School Facility Corp., 5.25%, 12/1/27	1,527,594
2,220	Newberry, (Newberry County School District),
	5.00%, 12/1/30	2,032,055
1,470	Newberry, (Newberry County School District),
	5.25%, 12/1/25	1,465,193
		$ 22,845,635

S e e notes to financ ial statem ents
63

Eaton Vance South Carolina Municipal Income Fund as o f F e br uar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value
Other Revenue — 7.0%
$21,465	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 799,571
7,600	Tobacco Settlement Management Authority, Escrowed to
	Maturity, 6.375%, 5/15/30	9,214,240
1,815	Tobacco Settlement Revenue Management Authority,
	Prerefunded to 5/15/11, 5.00%, 6/1/18	1,814,873
		$ 11,828,684

Special Tax Revenue — 3.1%
$23,870	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	$ 1,210,448
3,235	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	3,211,902
810	Virgin Islands Public Finance Authority,
	6.75%, 10/1/37	879,255
		$ 5,301,605

Student Loan — 1.7%
$ 2,855	South Carolina State Education Assistance Authority,
	5.10%, 10/1/29	$ 2,889,431
		$ 2,889,431

Total Tax-Exempt Investments — 100.4%
(identified cost $166,923,689)		$169,643,374

Other Assets, Less Liabilities — (0.4)%		$ (740,976)

Net Assets — 100.0%		$168,902,398

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc. FGIC - Financial Guaranty Insurance Company NPFG - National Public Finance Guaranty Corp. XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2010, 49.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 4.2% to 14.6% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions and remain exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate value of these securities is $2,221,275 or 1.3% of the Fund’s net assets.

(3)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,625,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

(4)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at February 28, 2010.

S e e notes to financ ial statem ents
64

Eaton Vance Tennessee Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Tax-Exe m pt Inve stm e nts — 96.4%

Principal Amount
(000’s omitted)	Security	Value

Education — 6.1%
$1,425	Metropolitan Government of Nashville and Davidson
	County, (Vanderbilt University), Series A,
	5.00%, 10/1/39	$ 1,502,135
1,000	Metropolitan Government of Nashville and Davidson
	County, (Vanderbilt University), Series B,
	5.00%, 10/1/39	1,054,130
1,000	Tennessee State School Bond Authority, 5.00%, 5/1/39	1,049,860
		$ 3,606,125

Electric Utilities — 6.1%
$1,500	Chattanooga, Electric Revenue, 5.00%, 9/1/33	$ 1,580,415
500	Clarksville, Electric Revenue, 5.00%, 9/1/34	523,315
500	Knoxville, Electric Revenue, 4.50%, 7/1/28	514,885
1,000	Metropolitan Government of Nashville and Davidson
	County, 5.125%, 5/15/26	1,015,350
		$ 3,633,965

Escrowed / Prerefunded — 1.4%
$ 470	Sullivan County, Health, Educational and Housing Facilities
	Board, (Wellmont Health System), Prerefunded to
	9/1/12, 6.25%, 9/1/22	$ 537,657
280	Sullivan County, Health, Educational and Housing Facilities
	Board, (Wellmont Health System), Prerefunded to
	9/1/12, 6.25%, 9/1/22	320,306
		$ 857,963

General Obligations — 4.0%
$ 350	Johnson City, 5.00%, 6/1/31	$ 362,576
1,000	Tennessee, 5.00%, 5/1/29	1,088,410
850	Williamson County, 3.25%, 4/1/17(1)	905,343
		$ 2,356,329

Hospital — 7.8%
$ 500	Chattanooga, Health, Educational and Housing Facility
	Board, (Catholic Health Initiatives), 6.25%, 10/1/33	$ 555,385
1,000	Johnson City, Health and Educational Facilities Board,
	5.50%, 7/1/36	979,490
5,000	Knox County, Health, Educational and Housing Facilities
	Board, (Covenant Health), 0.00%, 1/1/39	812,300
3,200	Knox County, Health, Educational and Housing Facilities
	Board, (Covenant Health), 0.00%, 1/1/42	421,408
500	Knox County, Health, Educational and Housing Facilities
	Board, (East Tennessee Hospital), 5.75%, 7/1/33	475,340

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 500	Shelby County, Health, Educational and Housing Facilities
	Board, (St. Jude Children’s Research Hospital),
	5.00%, 7/1/31	$ 515,590
1,000	Sullivan County, Health, Educational and Facilities Board,
	(Wellmont Health System), 5.25%, 9/1/36	905,970
		$ 4,665,483

Housing — 6.0%
$ 490	Tennessee Housing Development Agency, (AMT),
	4.85%, 1/1/32	$ 482,826
495	Tennessee Housing Development Agency, (AMT),
	4.85%, 7/1/38	470,834
475	Tennessee Housing Development Agency, (AMT),
	4.95%, 1/1/37	460,560
1,315	Tennessee Housing Development Agency, (AMT),
	5.00%, 7/1/32	1,319,458
475	Tennessee Housing Development Agency, (AMT),
	5.10%, 7/1/38	470,749
365	Tennessee Housing Development Agency, (AMT),
	5.375%, 7/1/23	367,610
		$ 3,572,037

Industrial Development Revenue — 0.8%
$ 375	Hardeman County, (Correctional Facilities Corp.),
	7.75%, 8/1/17	$ 352,943
150	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	134,325
		$ 487,268

Insured-Education — 2.3%
$1,230	Metropolitan Government of Nashville and Davidson
	County, (Meharry Medical College), (AMBAC),
	6.00%, 12/1/19	$ 1,396,038
		$ 1,396,038

Insured-Electric Utilities — 14.2%
$1,000	Lawrenceburg, Electric, (NPFG), 6.625%, 7/1/18	$ 1,214,600
1,000	Lawrenceburg, Public Building Authority, (Electric System-
	Public Works), (AGM), Prerefunded to 7/1/11,
	5.00%, 7/1/26	1,062,090
500	Lawrenceburg, Public Building Authority, (Electric System-
	Public Works), (AMBAC), 5.00%, 7/1/26	536,495
1,000	Metropolitan Government of Nashville and Davidson
	County, (AMBAC), 5.00%, 5/15/29	1,032,530
2,000	Metropolitan Government of Nashville and Davidson
	County, (NPFG), 0.00%, 5/15/17	1,634,160
1,000	Pleasant View, Utility District, (NPFG), 5.00%, 9/1/32	1,002,230

S e e notes to financ ial statem ents
65

Eaton Vance Tennessee Municipal Income Fund as o f F e bruar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)
$ 260	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/30	$ 265,215
200	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/34	199,712
420	Puerto Rico Electric Power Authority, (FGIC), (NPFG),
	5.25%, 7/1/35	419,387
300	Puerto Rico Electric Power Authority, (NPFG),
	5.25%, 7/1/29	306,588
680	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/16	753,100
		$ 8,426,107

Insured-Escrowed / Prerefunded — 11.4%
$ 175	Bristol, (Bristol Memorial Hospital), (FGIC), Escrowed to
	Maturity, 6.75%, 9/1/10	$ 180,920
1,500	Johnson City, Health and Educational Facilities Board,
(Johnson City Medical Center), (NPFG), Prerefunded to
	7/1/23, 5.125%, 7/1/25	1,513,050
825	Knox County, Health, Educational and Housing Facilities
	Board, (Covenant Health), (AGM), Prerefunded to
	1/1/13, 5.00%, 1/1/26	920,981
500	Puerto Rico Electric Power Authority, (AGM), Prerefunded
	to 7/1/12, 5.125%, 7/1/26	557,270
250	Puerto Rico Electric Power Authority, (NPFG), Prerefunded
	to 7/1/13, 5.00%, 7/1/32	283,055
945	Shelby County, (Lebonheur Children’s Hospital), (NPFG),
	Escrowed to Maturity, 5.50%, 8/15/12	1,004,346
2,000	West Wilson Utility District Waterworks, (NPFG),
	Prerefunded to 6/1/14, 5.00%, 6/1/34	2,316,480
		$ 6,776,102

Insured-General Obligations — 7.8%
$ 750	Blount County, Public Building Authority, (AGC),
	4.50%, 6/1/30	$ 750,982
500	Blount County, Public Building Authority, (AGC),
	5.00%, 6/1/32	517,410
1,425	Franklin, Special School District, (AGM), 0.00%, 6/1/19	1,039,794
2,500	Franklin, Special School District, (AGM), 0.00%, 6/1/20	1,733,200
530	Memphis, (AGC), 5.00%, 4/1/26	575,962
		$ 4,617,348

Insured-Hospital — 1.1%
$ 675	Knox County, Health, Educational and Housing Facilities
	Board, (Covenant Health), (AGM), 5.00%, 1/1/26	$ 679,941
		$ 679,941

Principal Amount
(000’s omitted)	Security	Value

Insured-Lease Revenue / Certificates of
Participation — 1.0%
$ 500	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to
	Maturity, 5.50%, 8/1/27	$ 605,105
		$ 605,105

Insured-Special Tax Revenue — 2.2%
$3,000	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/34	$ 550,590
4,450	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/44	399,565
1,750	Puerto Rico Infrastructure Financing Authority, (FGIC),
	0.00%, 7/1/33	349,020
		$ 1,299,175

Insured-Transportation — 2.9%
$ 530	Memphis-Shelby County, Airport Authority, (AMBAC),
	(AMT), 6.00%, 3/1/24	$ 535,835
560	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(2)	575,719
640	Puerto Rico Highway and Transportation Authority, (NPFG),
	5.25%, 7/1/32	621,920
		$ 1,733,474

Insured-Water and Sewer — 13.7%
$1,000	Clarksville, Water, Sewer and Gas, (AGM),
	5.25%, 2/1/18	$ 1,159,640
1,000	Harpeth Valley Utilities District, Davidson and Williamson
	Counties, (FGIC), (NPFG), 5.00%, 9/1/35	1,026,440
750	Hawkins County, First Utility District, (AGC),
	5.00%, 6/1/42	762,128
875	Knox County, First Utility District, (NPFG),
	5.00%, 12/1/25	912,126
500	Knoxville, Waste Water System, (AGM), 4.50%, 4/1/37	495,340
1,000	Knoxville, Waste Water System, (NPFG), 4.00%, 4/1/40	898,210
1,000	Memphis, Sanitary Sewer System, (AGM),
	4.75%, 7/1/24	1,048,000
1,000	Metropolitan Government of Nashville and Davidson
	County, Water System, (FGIC), (NPFG), 5.20%, 1/1/13	1,084,430
500	South Blount County, Utility District, Water Revenue,
	(AGM), 5.00%, 12/1/33	509,250
300	West Wilson Utility District Waterworks, (NPFG),
	4.00%, 6/1/32	268,662
		$ 8,164,226

S e e notes to financ ial statem ents
66

Eaton Vance Tennessee Municipal Income Fund as o f F e bruar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value
Other Revenue — 1.6%
$6,550	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 243,988
750	Tennessee Energy Acquisition Corp., Gas Revenue,
	5.25%, 9/1/26	730,612
		$ 974,600

Special Tax Revenue — 3.8%
$ 135	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$ 137,064
145	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	147,259
4,815	Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	244,169
1,365	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	1,355,254
325	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	352,787
		$ 2,236,533

Transportation — 2.2%
$1,250	Memphis-Shelby County, Airport Authority, (AMT),
	5.75%, 7/1/24	$ 1,328,038
		$ 1,328,038

Total Tax-Exempt Investments — 96.4%
(identified cost $56,217,778)		$57,415,857

Other Assets, Less Liabilities — 3.6%		$ 2,127,080

Net Assets — 100.0%		$59,542,937

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.
AGM - Assured Guaranty Municipal Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
CIFG - CIFG Assurance North America, Inc.
FGIC - Financial Guaranty Insurance Company
NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Tennessee municipalities. In addition, 13.0% of the Fund’s net assets at
February 28, 2010 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28,
2010, 58.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual
financial institution ranged from 1.0% to 27.4% of total
investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(2)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

S e e notes to financ ial statem ents
67

Eaton Vance Virginia Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Tax-Exe m pt Inve stm e nts — 102. 0%

Principal Amount
(000’s omitted)	Security	Value

Education — 8.1%
$ 1,700	Alexandria Industrial Development Authority, (Episcopal
	High School), 5.00%, 1/1/40	$ 1,718,343
5,100	University of Virginia, 5.00%, 6/1/40(1)	5,376,624
4,000	Virginia College Building Authority, 5.00%, 9/1/33	4,246,160
275	Virginia College Building Authority, 5.00%, 9/1/38	289,102
		$ 11,630,229

Electric Utilities — 1.0%
$ 1,500	Chesterfield County Economic Development Authority,
	(Virginia Electric Power Co. Project), (AMT),
	5.60%, 11/1/31	$ 1,472,175
		$ 1,472,175

Escrowed / Prerefunded — 0.1%
$ 75	Henrico County Economic Development, (Bon Secours
	Health System, Inc.), Prerefunded to 11/15/12,
	5.60%, 11/15/30	$ 84,588
		$ 84,588

General Obligations — 6.6%
$ 2,820	Loudoun County, 5.00%, 7/1/27	$ 3,148,671
1,390	Peninsula Airport Commission, (City Guaranteed), (AMT),
	5.50%, 7/15/21	1,430,491
500	Portsmouth, 4.75%, 7/15/25	534,130
675	Portsmouth, 5.25%, 7/15/25	755,311
1,980	Virginia Public School Authority, 4.50%, 8/1/32	1,992,375
1,550	Virginia Public School Authority, 5.00%, 8/1/21	1,666,730
		$ 9,527,708

Hospital — 15.5%
$ 2,250	Albemarle County Industrial Development Authority,
	(Martha Jefferson Hospital), 5.25%, 10/1/35	$ 2,234,205
5,000	Fairfax County Industrial Development Authority, (Inova
	Health System Hospitals), 5.00%, 8/15/23(2)	5,465,880
3,000	Fairfax County Industrial Development Authority, (Inova
	Health System Hospitals), 5.50%, 5/15/35	3,143,340
1,000	Fauquier County Industrial Development Authority,
	(Fauquier Hospital), 5.25%, 10/1/37	985,610
795	Henrico County Economic Development, (Bon Secours
	Health System, Inc.), 5.60%, 11/15/30	804,707
465	Prince William County Industrial Development Authority,
	5.20%, 10/1/30	429,585
1,000	Prince William County Industrial Development Authority,
	(Potomac Hospital Corp.), 5.35%, 10/1/36	899,440

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 3,000	Virginia Small Business Financing Authority, (Sentara
	Healthcare), 5.00%, 11/1/40	$ 3,035,610
1,500	Virginia Small Business Financing Authority, (Wellmont
	Health), 5.25%, 9/1/27	1,449,990
2,000	Virginia Small Business Financing Authority, (Wellmont
	Health), 5.25%, 9/1/37	1,816,580
2,000	Winchester Industrial Development Authority, (Valley
	Health System), 5.25%, 1/1/37	2,043,680
		$ 22,308,627

Housing — 8.1%
$ 5,000	Fairfax County Redevelopment and Housing Authority,
	(Cedar Ridge), (AMT), 4.85%, 10/1/48	$ 4,653,250
1,790	Multifamily Housing Bond Pass Through Certificates of
	Beneficial Owners, (Prince William County), (AMT),
	6.00% to 11/01/2022 (Put Date), 11/1/33	1,615,869
2,750	Virginia Housing Development Authority, (AMT),
	4.90%, 1/1/33	2,756,242
1,000	Virginia Housing Development Authority, (AMT), Variable
	Rate, 31.756%, 10/1/35(3)(4)(5)	1,168,730
1,500	Virginia Housing Development Authority, Series A1,
	(AMT), 5.10%, 10/1/35	1,525,350
		$ 11,719,441

Industrial Development Revenue — 4.2%
$ 1,250	James City County Industrial Development Authority,
	(Anheuser Busch Cos., Inc.), (AMT), 6.00%, 4/1/32	$ 1,250,175
1,250	King George County Industrial Development Authority,
(Waste Management Inc.), (AMT), 6.00% to 5/3/10
	(Put Date), 6/1/23(3)	1,257,238
1,630	Norfolk Airport Authority, (AMT), 6.25%, 1/1/30	1,514,563
2,230	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	1,996,965
		$ 6,018,941

Insured-Education — 5.5%
$ 6,655	Virginia College Building Authority, (Washington and Lee
	University), (NPFG), 5.25%, 1/1/31	$ 7,872,665
		$ 7,872,665

Insured-Electric Utilities — 3.7%
$ 2,000	Halifax County Industrial Development Authority, (Old
	Dominion Electric Cooperation), (AMBAC), (AMT),
	5.625%, 6/1/28	$ 2,069,780
2,015	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/16	2,231,612

S e e notes to financ ial statem ents
68

Eaton Vance Virginia Municipal Income Fund a s o f F e b r u a r y 2 8 , 2 0 1 0
P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)
$ 1,000	Puerto Rico Electric Power Authority, (XLCA),
	5.375%, 7/1/18	$ 1,096,710
$ 5,398,102

Insured-General Obligations — 0.5%
$ 710	Fairfax, (NPFG), 4.50%, 1/15/36	$ 716,326
$ 716,326

Insured-Hospital — 4.1%
$ 325	Harrisonburg Industrial Development Authority,
(Rockingham Memorial Hospital), (AMBAC),
	5.00%, 8/15/46	$ 286,491
1,500	Henrico County, (Bon Secours Health System, Inc.),
	(NPFG), 6.25%, 8/15/20	1,693,935
3,655	Virginia Beach, (Virginia Beach Memorial Hospital),
	(AMBAC), 5.125%, 2/15/18	3,993,124
$ 5,973,550

Insured-Lease Revenue / Certificates of
Participation — 1.3%
$ 1,950	Rappahannock Regional Jail Authority, (NPFG),
	4.50%, 12/1/36	$ 1,951,014
$ 1,951,014

Insured-Pooled Loans — 1.2%
$ 250	Stafford County & Staunton Industrial Development
	Authority, (CIFG), 4.75%, 8/1/29	$ 231,435
1,640	Stafford County & Staunton Industrial Development
	Authority, (CIFG), 5.00%, 8/1/36	1,459,584
$ 1,691,019

Insured-Special Tax Revenue — 0.2%
$ 1,020	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/28	$ 308,509
$ 308,509

Insured-Transportation — 17.8%
$ 5,000	Chesapeake Bay Bridge and Tunnel Commission,
	(General Resolution), (NPFG), 5.50%, 7/1/25	$ 5,382,350
1,000	Metropolitan Washington, DC, Airport Authority System,
	(FGIC), (NPFG), (AMT), 5.00%, 10/1/33	987,670
1,000	Metropolitan Washington, DC, Airport Authority System,
	(FGIC), (NPFG), (AMT), 5.25%, 10/1/32	1,004,520
5,255	Metropolitan Washington, DC, Airport Authority System,
	(NPFG), (AMT), 5.50%, 10/1/27	5,343,547

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)
$ 1,000	Norfolk Airport Authority, (FGIC), (NPFG),
	5.125%, 7/1/31	$ 1,004,900
3,040	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(2)	3,125,333
1,600	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 5.50%, 7/1/29	1,640,272
3,800	Richmond, Metropolitan Authority Expressway, (FGIC),
	(NPFG), 5.25%, 7/15/22	4,120,112
3,000	Virginia Port Authority, (AGM), (FGIC), (AMT),
	5.00%, 7/1/36	2,978,070
		$ 25,586,774

Insured-Water and Sewer — 2.9%
$ 3,000	Spotsylvania County, Water and Sewer, (AGM),
	4.50%, 6/1/32	$ 3,005,910
1,000	Upper Occoquan Sewer Authority, (NPFG),
	5.15%, 7/1/20	1,174,820
		$ 4,180,730

Other Revenue — 5.4%
$ 7,000	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 260,750
14,980	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/55	285,818
1,250	Prince William County Industrial Development Authority,
	(Catholic Diocese Arlington), 5.50%, 10/1/33	1,262,038
40,000	Tobacco Settlement Financing Corp., 0.00%, 6/1/47	1,633,200
2,000	Tobacco Settlement Financing Corp., 5.00%, 6/1/47	1,374,180
2,710	Virginia Resources Authority Infrastructure Revenue,
	5.25%, 11/1/33	2,936,556
		$ 7,752,542

Senior Living / Life Care — 2.3%
$ 1,065	Fairfax County Economic Development Authority,
	(Goodwin House, Inc.), 5.125%, 10/1/37	$ 990,056
1,480	Fairfax County Economic Development Authority,
	(Goodwin House, Inc.), 5.125%, 10/1/42	1,358,596
1,000	Virginia Beach Development Authority, (Westminster-
	Canterbury), 5.375%, 11/1/32	926,490
		$ 3,275,142

Special Tax Revenue — 3.5%
$ 5,095	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	$ 5,058,622
		$ 5,058,622

S e e notes to financ ial statem ents
69

Eaton Vance Virginia Municipal Income Fund as o f F e bruar y 28, 2010

PORTFOLIO OF INVESTMENTS (U na u d i ted) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Transportation — 1.8%
$ 1,000	Metropolitan Washington, DC, Airport Authority System,
	(AMT), 5.375%, 10/1/29	$ 1,029,420
1,500	Washington Metropolitan Area Transit Authority,
	5.00%, 7/1/32	1,574,145
		$ 2,603,565

Water and Sewer — 8.2%
$ 2,795	Fairfax County Water Authority, 5.25%, 4/1/27	$ 3,420,214
3,000	James City Service Authority, Water and Sewer,
	4.75%, 1/15/39	3,046,200
2,500	Upper Occoquan Sewer Authority, 4.50%, 7/1/38	2,485,975
1,755	Upper Occoquan Sewer Authority, 5.00%, 7/1/41	1,835,537
1,000	Virginia Resources Authority Clean Water Revenue,
	5.00%, 10/1/31	1,081,910
		$ 11,869,836

Total Tax-Exempt Investments — 102.0%
(identified cost $143,736,487)		$147,000,105

Other Assets, Less Liabilities — (2.0)%		$ (2,915,702)

Net Assets — 100.0%		$144,084,403

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc. FGIC - Financial Guaranty Insurance Company NPFG - National Public Finance Guaranty Corp. XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2010, 36.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.7% to 22.8% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(2)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions and remain exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate value of these securities is $2,425,968 or 1.7% of the Fund’s net assets.

(4)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at February 28, 2010.
(5)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $4,000,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

S e e notes to financ ial statem ents
70

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0

F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d )

S t a t e m e n t s o f A s s e t s a n d L i a b i l i t i e s

As of February 28, 2010

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund

Assets

Investments —
Identified cost	$55,005,307	$70,211,679	$91,267,358	$52,968,275
Unrealized appreciation (depreciation)	1,733,311	(198,345)	1,660,829	1,264,085

Investments, at value	$ 56,738,618	$70,013,334	$ 92,928,187	$54,232,360
Cash	$ 2,346,128	$ 2,082,866	$ 403,426	$ 451,411
Interest receivable	665,265	804,690	1,016,275	573,357
Receivable for investments sold	73,706	171,351	92,716	384,636
Receivable for Fund shares sold	93,914	58,264	38,412	8,373
Receivable for open swap contracts	—	155,451	89,896	—

Total assets	$ 59,917,631	$73,285,956	$ 94,568,912	$55,650,137

Liabilities

Payable for floating rate notes issued	$ 1,305,000	$ 600,000	$ 7,920,000	$ —
Payable for investments purchased	—	—	186,091	—
Payable for when-issued securities	962,515	—	—	—
Payable for variation margin on open financial futures contracts	26,250	—	63,750	—
Payable for open swap contracts	29,102	88,922	129,341	125,393
Payable for Fund shares redeemed	179,253	258,035	49,265	186,879
Distributions payable	87,964	74,467	122,698	49,663
Payable to affiliates:
Investment adviser fee	13,379	18,858	24,501	13,009
Distribution and service fees	12,158	16,214	20,830	12,092
Interest expense and fees payable	2,913	1,219	12,630	—
Accrued expenses	42,951	42,244	50,538	39,826

Total liabilities	$ 2,661,485	$ 1,099,959	$ 8,579,644	$ 426,862

Net Assets	$ 57,256,146	$72,185,997	$ 85,989,268	$55,223,275

Sources of Net Assets

Paid-in capital	$56,792,790	$75,908,386	$90,782,542	$57,857,563
Accumulated net realized loss	(1,153,896)	(3,542,874)	(6,274,400)	(3,779,692)
Accumulated undistributed (distributions in excess of) net investment income	(51,835)	(47,699)	(31,719)	6,712
Net unrealized appreciation (depreciation)	1,669,087	(131,816)	1,512,845	1,138,692

Net Assets	$ 57,256,146	$72,185,997	$ 85,989,268	$55,223,275

Class A Shares

Net Assets	$45,660,019	$63,385,715	$63,049,986	$48,966,061
Shares Outstanding	4,749,565	6,920,613	7,187,581	5,589,946
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 9.61	$ 9.16	$ 8.77	$ 8.76
Maximum Offering Price Per Share
(100 95.25 of net asset value per share)	$ 10.09	$ 9.62	$ 9.21	$ 9.20

Class B Shares

Net Assets	$ 5,023,536	$ 3,614,327	$ 5,913,584	$ 3,876,201
Shares Outstanding	475,064	367,339	630,895	409,829
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 10.57	$ 9.84	$ 9.37	$ 9.46

Class C Shares

Net Assets	$ 2,089,810	$ 5,185,955	$ 9,349,065	$ 2,381,013
Shares Outstanding	197,462	527,148	996,695	251,584
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 10.58	$ 9.84	$ 9.38	$ 9.46

Class I Shares

Net Assets	$ 4,482,781	$ —	$ 7,676,633	$ —
Shares Outstanding	466,034	—	872,667	—
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 9.62	$ —	$ 8.80	$ —
On sales of $50,000 or more ($25,000 or more prior to October 12, 2009), the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

S e e notes to financ ial statem ents

71

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0

F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

S t a t e m e n t s o f A s s e t s a n d L i a b i l i t i e s

As of February 28, 2010

	Louisiana Fund	Maryland Fund	Missouri Fund	North Carolina Fund

Assets

Investments —
Identified cost	$39,522,270	$ 99,027,979	$ 99,637,736	$115,981,361
Unrealized appreciation (depreciation)	(42,802)	711,415	2,350,242	4,657,785

Investments, at value	$39,479,468	$ 99,739,394	$ 101,987,978	$ 120,639,146
Cash	$ 492,543	$ 2,299,989	$ 951,386	$ 2,223,410
Interest receivable	541,888	1,222,721	1,175,758	1,415,546
Receivable for investments sold	20,255	—	129,231	—
Receivable for Fund shares sold	67,222	191,558	24,778	313,490
Receivable for open swap contracts	46,690	102,439	112,892	—

Total assets	$40,648,066	$ 103,556,101	$ 104,382,023	$ 124,591,592

Liabilities

Payable for floating rate notes issued	$ 310,000	$ 2,280,000	$ 1,880,000	$ 7,970,000
Payable for when-issued securities	520,075	—	—	4,718,672
Payable for variation margin on open financial futures contracts	3,781	79,500	59,250	—
Payable for open swap contracts	—	—	59,011	—
Payable for Fund shares redeemed	33,042	152,230	141,938	288,607
Distributions payable	53,055	116,727	93,645	158,534
Payable to affiliates:
Investment adviser fee	7,446	29,234	31,018	33,019
Distribution and service fees	8,239	26,866	22,119	23,320
Interest expense and fees payable	630	5,219	5,218	38,240
Accrued expenses	33,536	54,992	53,579	61,719

Total liabilities	$ 969,804	$ 2,744,768	$ 2,345,778	$ 13,292,111

Net Assets	$39,678,262	$ 100,811,333	$ 102,036,245	$ 111,299,481

Sources of Net Assets

Paid-in capital	$41,933,835	$107,738,127	$106,406,905	$110,408,393
Accumulated net realized loss	(2,226,415)	(7,645,618)	(6,744,271)	(3,966,642)
Accumulated undistributed (distributions in excess of) net investment income	(14,273)	11,340	48,765	199,945
Net unrealized appreciation (depreciation)	(14,885)	707,484	2,324,846	4,657,785

Net Assets	$39,678,262	$ 100,811,333	$ 102,036,245	$ 111,299,481

Class A Shares

Net Assets	$36,183,735	$ 75,541,316	$ 90,987,961	$ 80,720,105
Shares Outstanding	3,894,623	8,401,880	9,711,612	8,897,885
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 9.29	$ 8.99	$ 9.37	$ 9.07
Maximum Offering Price Per Share
(100 95.25 of net asset value per share)	$ 9.75	$ 9.44	$ 9.84	$ 9.52

Class B Shares

Net Assets	$ 1,722,361	$ 7,033,259	$ 5,418,812	$ 4,523,943
Shares Outstanding	175,337	717,276	523,324	463,669
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 9.82	$ 9.81	$ 10.35	$ 9.76

Class C Shares

Net Assets	$ 1,772,166	$ 13,833,488	$ 5,629,472	$ 11,231,342
Shares Outstanding	180,167	1,410,525	544,178	1,150,960
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 9.84	$ 9.81	$ 10.34	$ 9.76

Class I Shares

Net Assets	$ —	$ 4,403,270	$ —	$ 14,824,091
Shares Outstanding	—	488,833	—	1,629,452
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ —	$ 9.01	$ —	$ 9.10
On sales of $50,000 or more ($25,000 or more prior to October 12, 2009), the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

S e e notes to financ ial statem ents

72

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0

F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

S t a t e m e n t s o f A s s e t s a n d L i a b i l i t i e s

As of February 28, 2010

	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Assets

Investments —
Identified cost	$157,924,096	$166,923,689	$56,217,778	$143,736,487
Unrealized appreciation	1,168,651	2,719,685	1,198,079	3,263,618

Investments, at value	$ 159,092,747	$ 169,643,374	$ 57,415,857	$ 147,000,105
Cash	$ —	$ 333,319	$ 939,451	$ 727,944
Interest receivable	1,361,162	2,258,693	656,385	1,815,561
Receivable for investments sold	2,970,000	621,967	979,700	—
Receivable for Fund shares sold	1,088,705	150,870	111,229	328,718
Receivable for open swap contracts	—	—	64,112	141,464

Total assets	$ 164,512,614	$ 173,008,223	$ 60,166,734	$ 150,013,792

Liabilities

Payable for floating rate notes issued	$ 6,900,000	$ 3,350,000	$ 280,000	$ 4,850,000
Demand note payable	900,000	—	—	—
Payable for investments purchased	2,955,030	—	—	—
Payable for variation margin on open financial futures contracts	—	—	45,000	270,000
Payable for open swap contracts	—	—	97,006	80,030
Payable for Fund shares redeemed	179,379	351,632	66,242	395,091
Distributions payable	129,415	230,034	64,856	183,830
Due to custodian	64,403	—	—	—
Payable to affiliates:
Investment adviser fee	49,086	55,963	14,107	46,328
Distribution and service fees	41,566	41,378	15,133	32,053
Interest expense and fees payable	11,245	7,029	569	4,894
Accrued expenses	66,476	69,789	40,884	67,163

Total liabilities	$ 11,296,600	$ 4,105,825	$ 623,797	$ 5,929,389

Net Assets	$ 153,216,014	$ 168,902,398	$ 59,542,937	$ 144,084,403

Sources of Net Assets

Paid-in capital	$164,679,432	$180,344,307	$62,695,936	$150,593,982
Accumulated net realized loss	(12,768,639)	(14,274,168)	(4,223,851)	(9,529,284)
Accumulated undistributed (distributions in excess of) net investment income	136,570	112,574	(17,716)	154,350
Net unrealized appreciation	1,168,651	2,719,685	1,088,568	2,865,355

Net Assets	$ 153,216,014	$ 168,902,398	$ 59,542,937	$ 144,084,403

Class A Shares

Net Assets	$121,558,790	$101,417,831	$48,612,837	$104,433,684
Shares Outstanding	13,896,670	11,120,824	5,432,848	12,077,899
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 8.75	$ 9.12	$ 8.95	$ 8.65
Maximum Offering Price Per Share
(100 95.25 of net asset value per share)	$ 9.19	$ 9.57	$ 9.40	$ 9.08

Class B Shares

Net Assets	$ 11,260,283	$ 8,646,885	$ 3,614,747	$ 8,200,937
Shares Outstanding	1,176,880	894,090	370,800	856,831
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 9.57	$ 9.67	$ 9.75	$ 9.57

Class C Shares

Net Assets	$ 20,396,941	$ 26,240,791	$ 7,315,353	$ 13,507,067
Shares Outstanding	2,129,557	2,712,231	750,926	1,410,257
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 9.58	$ 9.67	$ 9.74	$ 9.58

Class I Shares

Net Assets	$ —	$ 32,596,891	$ —	$ 17,942,715
Shares Outstanding	—	3,571,625	—	2,070,160
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ —	$ 9.13	$ —	$ 8.67
On sales of $50,000 or more ($25,000 or more prior to October 12, 2009), the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

S e e notes to financ ial statem ents

73

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D
S t a t e m e n t s o f O p e r a t i o n s
For the Six Months Ended February 28, 2010
	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
Investment Income
Interest	$1,403,274	$1,718,320	$2,299,636	$1,415,718
Total investment income	$1,403,274	$1,718,320	$2,299,636	$1,415,718

Expenses
Investment adviser fee	$ 77,521	$ 107,963	$ 141,956	$ 76,723
Distribution and service fees
Class A	44,447	62,150	62,794	48,345
Class B	27,188	17,174	29,643	18,968
Class C	7,898	19,055	42,058	11,870
Trustees’ fees and expenses	1,177	1,429	1,675	1,168
Custodian fee	22,409	26,140	31,572	21,297
Transfer and dividend disbursing agent fees	11,668	12,869	18,572	12,565
Legal and accounting services	18,203	19,361	21,669	17,747
Printing and postage	4,463	4,693	4,238	4,290
Registration fees	792	1,864	457	1,644
Interest expense and fees	5,272	4,710	37,385	—
Miscellaneous	8,359	10,898	10,660	7,563
Total expenses	$ 229,397	$ 288,306	$ 402,679	$ 222,180
Deduct —
Reduction of custodian fee	$ 30	$ 69	$ 23	$ 35
Total expense reductions	$ 30	$ 69	$ 23	$ 35
Net expenses	$ 229,367	$ 288,237	$ 402,656	$ 222,145
Net investment income	$1,173,907	$1,430,083	$1,896,980	$1,193,573

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$ 138,627	$ (60,008)	$ 99,108	$ (5,340)
Financial futures contracts	17,490	—	77,169	—
Swap contracts	97	306,163	(219,812)	49,723
Net realized gain (loss)	$ 156,214	$ 246,155	$ (43,535)	$ 44,383
Change in unrealized appreciation (depreciation) —
Investments	$1,640,781	$1,952,943	$2,399,172	$2,025,487
Financial futures contracts	(21,525)	—	(80,351)	—
Swap contracts	29,347	(52,864)	402,821	112,746
Net change in unrealized appreciation (depreciation)	$1,648,603	$1,900,079	$2,721,642	$2,138,233
Net realized and unrealized gain	$1,804,817	$2,146,234	$2,678,107	$2,182,616
Net increase in net assets from operations	$2,978,724	$3,576,317	$4,575,087	$3,376,189

S e e notes to financ ial statem ents
74

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D
S t a t e m e n t s o f O p e r a t i o n s
For the Six Months Ended February 28, 2010
	Louisiana Fund	Maryland Fund	Missouri Fund	North Carolina Fund
Investment Income
Interest	$1,125,052	$2,598,881	$2,538,816	$2,943,877
Total investment income	$1,125,052	$2,598,881	$2,538,816	$2,943,877

Expenses
Investment adviser fee	$ 47,352	$ 180,162	$ 179,073	$ 197,442
Distribution and service fees
Class A	37,218	75,845	91,186	79,367
Class B	10,391	35,556	28,967	22,399
Class C	8,450	63,396	26,987	46,787
Trustees’ fees and expenses	911	1,934	1,975	1,985
Custodian fee	19,106	34,728	37,309	37,282
Transfer and dividend disbursing agent fees	6,247	23,920	20,513	24,190
Legal and accounting services	15,716	21,491	17,408	17,699
Printing and postage	2,207	6,252	5,971	5,960
Registration fees	819	3,600	1,885	494
Interest expense and fees	2,434	14,799	11,539	38,016
Miscellaneous	7,430	10,330	10,722	10,878
Total expenses	$ 158,281	$ 472,013	$ 433,535	$ 482,499
Deduct —
Reduction of custodian fee	$ 8	$ 35	$ 37	$ 44
Total expense reductions	$ 8	$ 35	$ 37	$ 44
Net expenses	$ 158,273	$ 471,978	$ 433,498	$ 482,455
Net investment income	$ 966,779	$2,126,903	$2,105,318	$2,461,422

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$ (2,619)	$ (517,626)	$ (260,524)	$ 317,663
Financial futures contracts	(1,229)	64,766	45,183	—
Swap contracts	(114,389)	(250,973)	(276,386)	(199,754)
Net realized gain (loss)	$ (118,237)	$ (703,833)	$ (491,727)	$ 117,909
Change in unrealized appreciation (depreciation) —
Investments	$1,436,619	$3,983,769	$3,176,059	$2,602,331
Financial futures contracts	(8,085)	(71,218)	(51,227)	—
Swap contracts	141,472	310,393	401,578	165,515
Net change in unrealized appreciation (depreciation)	$1,570,006	$4,222,944	$3,526,410	$2,767,846
Net realized and unrealized gain	$1,451,769	$3,519,111	$3,034,683	$2,885,755
Net increase in net assets from operations	$2,418,548	$5,646,014	$5,140,001	$5,347,177

S e e notes to financ ial statem ents
75

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D
S t a t e m e n t s o f O p e r a t i o n s
For the Six Months Ended February 28, 2010
	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund
Investment Income
Interest	$4,257,495	$4,403,490	$1,451,128	$3,854,890
Total investment income	$4,257,495	$4,403,490	$1,451,128	$3,854,890

Expenses
Investment adviser fee	$ 312,855	$ 324,043	$ 80,259	$ 267,658
Distribution and service fees
Class A	121,550	104,017	46,811	104,025
Class B	55,290	43,872	18,361	44,579
Class C	94,381	118,573	30,129	61,827
Trustees’ fees and expenses	2,795	3,066	1,196	2,634
Custodian fee	49,841	54,879	22,632	45,824
Transfer and dividend disbursing agent fees	29,101	31,656	12,197	32,256
Legal and accounting services	20,552	26,116	17,003	23,084
Printing and postage	7,637	5,845	3,768	7,320
Registration fees	644	352	835	2,698
Interest expense and fees	31,629	18,770	2,198	29,266
Miscellaneous	13,545	12,249	9,940	10,400
Total expenses	$ 739,820	$ 743,438	$ 245,329	$ 631,571
Deduct —
Reduction of custodian fee	$ 17	$ 42	$ 24	$ 24
Total expense reductions	$ 17	$ 42	$ 24	$ 24
Net expenses	$ 739,803	$ 743,396	$ 245,305	$ 631,547
Net investment income	$3,517,692	$3,660,094	$1,205,823	$3,223,343

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$ 941,317	$ 923,894	$ 129,646	$ (31,610)
Financial futures contracts	—	—	51,348	320,585
Swap contracts	(249,266)	(150,242)	(156,749)	(346,316)
Net realized gain (loss)	$ 692,051	$ 773,652	$ 24,245	$ (57,341)
Change in unrealized appreciation (depreciation) —
Investments	$3,014,423	$3,257,694	$1,513,915	$4,359,039
Financial futures contracts	—	—	(53,594)	(334,062)
Swap contracts	206,540	124,490	292,086	509,345
Net change in unrealized appreciation (depreciation)	$3,220,963	$3,382,184	$1,752,407	$4,534,322
Net realized and unrealized gain	$3,913,014	$4,155,836	$1,776,652	$4,476,981
Net increase in net assets from operations	$7,430,706	$7,815,930	$2,982,475	$7,700,324

S e e notes to financ ial statem ents
76

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F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Six Months Ended February 28, 2010

Increase (Decrease) in Net Assets	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
From operations —
Net investment income	$ 1,173,907	$ 1,430,083	$ 1,896,980	$ 1,193,573
Net realized gain (loss) from investment transactions, financial futures contracts
and swap contracts	156,214	246,155	(43,535)	44,383
Net change in unrealized appreciation (depreciation) from investments, financial
futures contracts and swap contracts	1,648,603	1,900,079	2,721,642	2,138,233
Net increase in net assets from operations	$ 2,978,724	$ 3,576,317	$ 4,575,087	$ 3,376,189
Distributions to shareholders —
From net investment income
Class A	$ (927,741)	$ (1,273,662)	$ (1,386,969)	$ (1,042,809)
Class B	(99,266)	(61,186)	(115,961)	(71,882)
Class C	(28,671)	(67,497)	(164,324)	(44,955)
Class I	(83,954)	—	(157,930)	—
Total distributions to shareholders	$ (1,139,632)	$ (1,402,345)	$ (1,825,184)	$ (1,159,646)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 2,875,172	$ 3,939,816	$ 3,275,493	$ 2,267,542
Class B	113,088	257,244	55,875	66,732
Class C	593,947	2,042,345	1,924,782	134,305
Class I	1,216,908	—	3,157,236	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	520,759	860,763	844,092	760,624
Class B	55,145	44,584	65,196	46,209
Class C	10,734	24,133	101,506	28,426
Class I	9	—	1,639	—
Cost of shares redeemed
Class A	(3,459,496)	(2,559,270)	(6,988,689)	(2,937,152)
Class B	(555,287)	(237,187)	(303,309)	(324,634)
Class C	(132,058)	(382,561)	(1,134,916)	(392,256)
Class I	(197,438)	—	(2,278,964)	—
Net asset value of shares exchanged
Class A	1,179,911	89,941	492,831	267,809
Class B	(1,179,911)	(89,941)	(492,831)	(267,809)
Net increase (decrease) in net assets from Fund share transactions	$ 1,041,483	$ 3,989,867	$ (1,280,059)	$ (350,204)

Net increase in net assets	$ 2,880,575	$ 6,163,839	$ 1,469,844	$ 1,866,339

Net Assets
At beginning of period	$54,375,571	$66,022,158	$84,519,424	$53,356,936
At end of period	$57,256,146	$ 72,185,997	$85,989,268	$55,223,275

Accumulated undistributed (distributions in
excess of) net investment income included in
net assets

At end of period	$ (51,835)	$ (47,699)	$ (31,719)	$ 6,712

S e e notes to financ ial statem ents

77

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0

F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Six Months Ended February 28, 2010

Increase (Decrease) in Net Assets	Louisiana Fund	Maryland Fund	Missouri Fund	North Carolina Fund
From operations —
Net investment income	$ 966,779	$ 2,126,903	$ 2,105,318	$ 2,461,422
Net realized gain (loss) from investment transactions, financial futures
contracts and swap contracts	(118,237)	(703,833)	(491,727)	117,909
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and swap contracts	1,570,006	4,222,944	3,526,410	2,767,846
Net increase in net assets from operations	$ 2,418,548	$ 5,646,014	$ 5,140,001	$ 5,347,177
Distributions to shareholders —
From net investment income
Class A	$ (841,817)	$ (1,654,198)	$ (1,765,425)	$ (1,782,226)
Class B	(41,851)	(137,196)	(96,093)	(90,160)
Class C	(34,028)	(244,515)	(89,634)	(187,408)
Class I	—	(52,238)	—	(247,397)
Total distributions to shareholders	$ (917,696)	$ (2,088,147)	$ (1,951,152)	$ (2,307,191)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 1,666,239	$ 4,433,227	$ 4,230,593	$ 8,654,681
Class B	54,351	315,704	123,193	262,616
Class C	281,313	1,669,162	353,540	2,676,451
Class I	—	3,956,577	—	6,751,853
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	525,816	1,103,540	1,214,536	1,206,445
Class B	21,326	89,747	52,377	48,568
Class C	9,600	140,783	51,770	118,014
Class I	—	229	—	14,007
Cost of shares redeemed
Class A	(5,162,643)	(9,291,798)	(7,993,901)	(10,146,202)
Class B	(127,077)	(445,487)	(333,986)	(730,353)
Class C	(257,562)	(821,852)	(501,473)	(553,406)
Class I	—	(29,556)	—	(535,093)
Net asset value of shares exchanged
Class A	783,808	947,433	1,165,149	417,503
Class B	(783,808)	(947,433)	(1,165,149)	(417,503)
Net increase (decrease) in net assets from Fund share transactions	$ (2,988,637)	$ 1,120,276	$ (2,803,351)	$ 7,767,581

Net increase (decrease) in net assets	$ (1,487,785)	$ 4,678,143	$ 385,498	$ 10,807,567

Net Assets
At beginning of period	$41,166,047	$ 96,133,190	$101,650,747	$100,491,914
At end of period	$39,678,262	$100,811,333	$ 102,036,245	$ 111,299,481

Accumulated undistributed (distributions in
excess of) net investment income included in
net assets

At end of period	$ (14,273)	$ 11,340	$ 48,765	$ 199,945

S e e notes to financ ial statem ents

78

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0

F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Six Months Ended February 28, 2010

Increase (Decrease) in Net Assets	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund
From operations —
Net investment income	$ 3,517,692	$ 3,660,094	$ 1,205,823	$ 3,223,343
Net realized gain (loss) from investment transactions, financial futures
contracts and swap contracts	692,051	773,652	24,245	(57,341)
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and swap contracts	3,220,963	3,382,184	1,752,407	4,534,322
Net increase in net assets from operations	$ 7,430,706	$ 7,815,930	$ 2,982,475	$ 7,700,324
Distributions to shareholders —
From net investment income
Class A	$ (2,658,022)	$ (2,139,234)	$ (970,285)	$ (2,211,742)
Class B	(213,056)	(157,658)	(66,108)	(166,838)
Class C	(363,041)	(425,125)	(108,297)	(231,856)
Class I	—	(610,582)	—	(318,127)
Total distributions to shareholders	$ (3,234,119)	$ (3,332,599)	$ (1,144,690)	$ (2,928,563)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 7,927,606	$ 5,034,616	$ 3,630,837	$ 5,156,357
Class B	438,166	371,011	46,887	371,132
Class C	1,927,666	4,041,409	1,624,396	1,495,690
Class I	—	11,465,856	—	8,744,202
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,909,443	1,536,290	602,342	1,512,437
Class B	145,372	113,192	41,944	112,069
Class C	296,214	287,535	69,959	159,996
Class I	—	5,539	—	612
Cost of shares redeemed
Class A	(11,566,892)	(12,325,583)	(4,348,283)	(13,366,828)
Class B	(621,793)	(740,661)	(245,872)	(772,430)
Class C	(1,805,744)	(1,747,615)	(576,978)	(861,191)
Class I	—	(3,264,672)	—	(1,122,068)
Net asset value of shares exchanged
Class A	1,146,155	802,211	423,560	1,708,129
Class B	(1,146,155)	(802,211)	(423,560)	(1,708,129)
Net increase (decrease) in net assets from Fund share transactions	$ (1,349,962)	$ 4,776,917	$ 845,232	$ 1,429,978

Net increase in net assets	$ 2,846,625	$ 9,260,248	$ 2,683,017	$ 6,201,739

Net Assets
At beginning of period	$150,369,389	$159,642,150	$56,859,920	$137,882,664
At end of period	$ 153,216,014	$ 168,902,398	$59,542,937	$ 144,084,403

Accumulated undistributed (distributions in
excess of) net investment income included in
net assets

At end of period	$ 136,570	$ 112,574	$ (17,716)	$ 154,350

S e e notes to financ ial statem ents

79

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F I N A N C I A L S T A T E M E N T S C O N T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended August 31, 2009

Increase (Decrease) in Net Assets	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
From operations —
Net investment income	$ 2,390,478	$ 2,684,146	$ 3,782,229	$ 2,414,329
Net realized loss from investment transactions, financial futures contracts and
swap contracts	(861,678)	(1,955,730)	(2,998,078)	(261,585)
Net change in unrealized appreciation (depreciation) from investments, financial
futures contracts and swap contracts	(325,640)	63,040	(107,227)	(1,474,472)
Net increase in net assets from operations	$ 1,203,160	$ 791,456	$ 676,924	$ 678,272
Distributions to shareholders —
From net investment income
Class A	$ (1,941,418)	$ (2,495,073)	$ (2,928,933)	$ (2,132,268)
Class B	(276,068)	(144,291)	(275,119)	(197,179)
Class C	(48,047)	(117,073)	(299,910)	(85,827)
Class I	(157,213)	—	(291,211)	—
Total distributions to shareholders	$ (2,422,746)	$ (2,756,437)	$ (3,795,173)	$ (2,415,274)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 4,720,827	$ 8,774,484	$ 7,107,637	$ 3,728,846
Class B	361,959	285,655	369,416	116,742
Class C	828,931	1,063,014	2,467,395	679,824
Class I	1,369,219	—	3,585,981	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,036,612	1,628,668	1,564,389	1,503,801
Class B	160,039	91,049	145,763	129,618
Class C	16,913	31,568	181,945	55,950
Class I	2,382	—	281	—
Cost of shares redeemed
Class A	(12,131,372)	(6,417,709)	(12,672,849)	(8,124,341)
Class B	(1,284,994)	(388,307)	(1,011,295)	(922,098)
Class C	(267,183)	(633,353)	(1,873,255)	(379,959)
Class I	(1,902,315)	—	(1,628,209)	—
Net asset value of shares exchanged
Class A	1,299,932	450,313	1,060,307	1,144,074
Class B	(1,299,932)	(450,313)	(1,060,307)	(1,144,074)
Net increase (decrease) in net assets from Fund share transactions	$ (7,088,982)	$ 4,435,069	$ (1,762,801)	$ (3,211,617)

Net increase (decrease) in net assets	$ (8,308,568)	$ 2,470,088	$ (4,881,050)	$ (4,948,619)

Net Assets
At beginning of year	$ 62,684,139	$63,552,070	$ 89,400,474	$58,305,555
At end of year	$ 54,375,571	$66,022,158	$ 84,519,424	$53,356,936

Accumulated distributions in excess of net
investment income included in net assets

At end of year	$ (86,110)	$ (75,437)	$ (103,515)	$ (27,215)

S e e notes to financ ial statem ents

80

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0

F I N A N C I A L S T A T E M E N T S C O N T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended August 31, 2009

Increase (Decrease) in Net Assets	Louisiana Fund	Maryland Fund	Missouri Fund	North Carolina Fund
From operations —
Net investment income	$ 1,985,747	$ 4,339,712	$ 4,329,994	$ 4,735,453
Net realized loss from investment transactions, financial futures contracts
and swap contracts	(1,305,699)	(1,686,962)	(3,414,372)	(2,452,704)
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and swap contracts	(335,426)	(1,442,625)	(88,236)	1,800,377
Net increase in net assets from operations	$ 344,622	$ 1,210,125	$ 827,386	$ 4,083,126
Distributions to shareholders —
From net investment income
Class A	$ (1,804,951)	$ (3,580,645)	$ (3,906,457)	$ (3,625,105)
Class B	(126,836)	(352,037)	(249,209)	(227,953)
Class C	(38,806)	(434,339)	(193,728)	(331,542)
Class I	—	(10,921)	—	(337,496)
Total distributions to shareholders	$ (1,970,593)	$ (4,377,942)	$ (4,349,394)	$ (4,522,096)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 3,808,033	$ 9,938,316	$ 10,691,243	$ 9,945,305
Class B	52,444	773,202	518,793	342,491
Class C	1,341,446	4,358,135	1,190,313	2,873,651
Class I	—	355,699	—	9,753,330
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	989,574	2,363,946	2,592,146	2,281,049
Class B	50,200	221,476	126,532	110,828
Class C	12,130	254,186	133,963	181,539
Class I	—	—	—	9,105
Cost of shares redeemed
Class A	(8,504,630)	(16,729,443)	(15,519,694)	(19,942,607)
Class B	(364,240)	(2,088,795)	(479,040)	(641,576)
Class C	(34,080)	(1,910,310)	(1,125,255)	(2,504,249)
Class I	—	(24,638)	—	(3,568,684)
Net asset value of shares exchanged
Class A	977,261	884,989	774,142	1,188,472
Class B	(977,261)	(884,989)	(774,142)	(1,188,472)
Net decrease in net assets from Fund share transactions	$ (2,649,123)	$ (2,488,226)	$ (1,870,999)	$ (1,159,818)

Net decrease in net assets	$ (4,275,094)	$ (5,656,043)	$ (5,393,007)	$ (1,598,788)

Net Assets
At beginning of year	$45,441,141	$101,789,233	$107,043,754	$102,090,702
At end of year	$41,166,047	$ 96,133,190	$ 101,650,747	$ 100,491,914

Accumulated undistributed (distributions in
excess of) net investment income included in
net assets

At end of year	$ (63,356)	$ (27,416)	$ (105,401)	$ 45,714

S e e notes to financ ial statem ents

81

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0

F I N A N C I A L S T A T E M E N T S C O N T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended August 31, 2009

Increase (Decrease) in Net Assets	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund
From operations —
Net investment income	$ 6,649,964	$ 6,950,448	$ 2,419,426	$ 6,095,426
Net realized loss from investment transactions, financial futures contracts
and swap contracts	(7,552,879)	(8,476,430)	(2,604,220)	(3,740,941)
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and swap contracts	3,128,951	2,964,294	(356,293)	71,258
Net increase (decrease) in net assets from operations	$ 2,226,036	$ 1,438,312	$ (541,087)	$ 2,425,743
Distributions to shareholders —
From net investment income
Class A	$ (5,413,651)	$ (4,674,242)	$ (2,082,098)	$ (4,863,922)
Class B	(521,225)	(388,320)	(180,030)	(474,923)
Class C	(710,992)	(792,300)	(194,061)	(419,110)
Class I	—	(1,025,428)	—	(375,413)
Total distributions to shareholders	$ (6,645,868)	$ (6,880,290)	$ (2,456,189)	$ (6,133,368)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 17,694,873	$ 20,208,981	$ 7,206,625	$ 14,168,537
Class B	1,537,564	594,631	385,743	1,073,486
Class C	6,025,921	7,917,400	2,933,718	4,309,544
Class I	—	14,769,858	—	11,081,818
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,894,452	3,148,856	1,299,274	2,875,953
Class B	342,324	263,337	117,225	311,865
Class C	521,880	492,957	114,788	296,189
Class I	—	3,984	—	—
Cost of shares redeemed
Class A	(24,835,492)	(27,876,919)	(8,994,885)	(16,401,259)
Class B	(2,211,561)	(1,410,443)	(740,187)	(3,311,574)
Class C	(3,738,976)	(5,630,087)	(1,008,474)	(1,626,247)
Class I	—	(12,877,268)	—	(4,100,393)
Net asset value of shares exchanged
Class A	1,492,155	930,179	648,622	1,700,039
Class B	(1,492,155)	(930,179)	(648,622)	(1,700,039)
Net increase (decrease) in net assets from Fund share transactions	$ (769,015)	$ (394,713)	$ 1,313,827	$ 8,677,919

Net increase (decrease) in net assets	$ (5,188,847)	$ (5,836,691)	$ (1,683,449)	$ 4,970,294

Net Assets
At beginning of year	$155,558,236	$165,478,841	$58,543,369	$132,912,370
At end of year	$ 150,369,389	$ 159,642,150	$56,859,920	$ 137,882,664

Accumulated distributions in excess of net
investment income included in net assets

At end of year	$ (147,003)	$ (214,921)	$ (78,849)	$ (140,430)

S e e notes to financ ial statem ents

82

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Alabama Fund — Class A
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.290	$ 9.330	$ 9.600	$ 9.910	$ 9.890	$ 9.800

Income (Loss) From Operations
Net investment income(1)	$ 0.204	$ 0.402	$ 0.402	$ 0.394	$ 0.401	$ 0.422
Net realized and unrealized gain (loss)	0.314	(0.036)	(0.232)	(0.261)	0.026	0.099
Total income from operations	$ 0.518	$ 0.366	$ 0.170	$ 0.133	$ 0.427	$ 0.521

Less Distributions
From net investment income	$ (0.198)	$ (0.406)	$ (0.395)	$ (0.395)	$ (0.407)	$ (0.431)
From net realized gain	—	—	(0.045)	(0.048)	—	—
Total distributions	$ (0.198)	$ (0.406)	$ (0.440)	$ (0.443)	$ (0.407)	$ (0.431)
Net asset value — End of period	$ 9.610	$ 9.290	$ 9.330	$ 9.600	$ 9.910	$ 9.890
Total Return(2)	5.60%(3)	4.19%	1.89%	1.30%	4.46%	5.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,660	$43,090	$49,124	$44,947	$43,163	$42,390
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%(4)	0.80%	0.76%	0.75%(5)	0.75%	0.76%(6)
Interest and fee expense(7)	0.02%(4)	0.05%	0.11%	0.16%	0.09%	0.05%(6)
Total expenses before custodian fee reduction	0.74%(4)	0.85%	0.87%	0.91%(5)	0.84%	0.81%(6)
Expenses after custodian fee reduction excluding interest and fees	0.72%(4)	0.79%	0.74%	0.74%(5)	0.73%	0.75%(6)
Net investment income	4.30%(4)	4.59%	4.20%	3.99%	4.11%	4.29%
Portfolio Turnover	8%(3)	22%	12%	29%	31%	16%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
83

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Alabama Fund — Class B
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$10.230	$10.270	$10.560	$10.900	$10.870	$10.770

Income (Loss) From Operations
Net investment income(1)	$ 0.186	$ 0.370	$ 0.363	$ 0.353	$ 0.362	$ 0.384
Net realized and unrealized gain (loss)	0.335	(0.036)	(0.255)	(0.293)	0.034	0.108
Total income from operations	$ 0.521	$ 0.334	$ 0.108	$ 0.060	$ 0.396	$ 0.492

Less Distributions
From net investment income	$ (0.181)	$ (0.374)	$ (0.353)	$ (0.352)	$ (0.366)	$ (0.392)
From net realized gain	—	—	(0.045)	(0.048)	—	—
Total distributions	$ (0.181)	$ (0.374)	$ (0.398)	$ (0.400)	$ (0.366)	$ (0.392)
Net asset value — End of period	$10.570	$10.230	$10.270	$10.560	$10.900	$10.870
Total Return(2)	5.12%(3)	3.56%	1.03%	0.51%	3.75%	4.81%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 5,024	$ 6,380	$ 8,643	$10,690	$13,854	$17,556
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%(5)	1.55%	1.52%	1.50%(6)	1.50%	1.51%(7)
Interest and fee expense(8)	0.02%(5)	0.05%	0.11%	0.16%	0.09%	0.05%(7)
Total expenses before custodian fee reduction	1.49%(5)	1.60%	1.63%	1.66%(6)	1.59%	1.56%(7)
Expenses after custodian fee reduction excluding interest and fees	1.47%(5)	1.54%	1.49%	1.49%(6)	1.48%	1.50%(7)
Net investment income	3.56%(5)	3.85%	3.44%	3.25%	3.37%	3.55%
Portfolio Turnover	8%(3)	22%	12%	29%	31%	16%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.15% due to a change in the timing of payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
84

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		Alabama Fund — Class C
Six Months Ended
February 28, 2010		Year Ended August 31,			Period Ended
(Unaudited)		2009	2008	2007	August 31, 2006(1)
Net asset value — Beginning of period	$10.230	$10.270	$10.560	$10.900	$10.830

Income (Loss) From Operations
Net investment income(2)	$ 0.186	$ 0.369	$ 0.368	$ 0.351	$ 0.138
Net realized and unrealized gain (loss)	0.345	(0.035)	(0.259)	(0.291)	0.089
Total income from operations	$ 0.531	$ 0.334	$ 0.109	$ 0.060	$ 0.227

Less Distributions
From net investment income	$ (0.181)	$ (0.374)	$ (0.354)	$ (0.352)	$ (0.157)
From net realized gain	—	—	(0.045)	(0.048)	—
Total distributions	$ (0.181)	$ (0.374)	$ (0.399)	$ (0.400)	$ (0.157)
Net asset value — End of period	$10.580	$10.230	$10.270	$10.560	$10.900
Total Return(3)	5.21%(4)	3.55%	1.03%	0.51%	2.13%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 2,090	$ 1,562	$ 958	$ 1,285	$ 598
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%(5)	1.55%	1.51%	1.50%(6)	1.50%(5)
Interest and fee expense(7)	0.02%(5)	0.05%	0.11%	0.16%	0.09%(5)
Total expenses before custodian fee reduction	1.49%(5)	1.60%	1.62%	1.66%(6)	1.59%(5)
Expenses after custodian fee reduction excluding interest and fees	1.47%(5)	1.54%	1.49%	1.49%(6)	1.48%(5)
Net investment income	3.56%(5)	3.82%	3.48%	3.23%	2.85%(5)
Portfolio Turnover	8%(4)	22%	12%	29%	31%(8)

(1)	For the period from the start of business, March 21, 2006, to August 31, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	For the year ended August 31, 2006.

S e e notes to financ ial statem ents
85

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		Alabama Fund — Class I
	Six Months Ended
	February 28, 2010	Year Ended	Period Ended
	(Unaudited)	August 31, 2009	August 31, 2008(1)
Net asset value — Beginning of period	$ 9.300	$ 9.340	$ 9.040

Income (Loss) From Operations
Net investment income(2)	$ 0.213	$ 0.419	$ 0.209
Net realized and unrealized gain (loss)	0.314	(0.035)	0.300
Total income from operations	$ 0.527	$ 0.384	$ 0.509

Less Distributions
From net investment income	$(0.207)	$(0.424)	$(0.209)
Total distributions	$(0.207)	$(0.424)	$(0.209)
Net asset value — End of period	$ 9.620	$ 9.300	$ 9.340
Total Return(3)	5.70%(4)	4.51%	5.64%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 4,483	$ 3,343	$ 3,958
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.52%(5)	0.60%	0.56%(5)
Interest and fee expense(6)	0.02%(5)	0.05%	0.11%(5)
Total expenses before custodian fee reduction	0.54%(5)	0.65%	0.67%(5)
Expenses after custodian fee reduction excluding interest and fees	0.52%(5)	0.59%	0.54%(5)
Net investment income	4.50%(5)	4.79%	4.47%(5)
Portfolio Turnover	8%(4)	22%	12%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended August 31, 2008.

S e e notes to financ ial statem ents
86

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Arkansas Fund — Class A
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 8.870	$ 9.160	$ 9.710	$ 9.970	$ 9.870	$ 9.880

Income (Loss) From Operations
Net investment income(1)	$ 0.189	$ 0.392	$ 0.415	$ 0.419	$ 0.438	$ 0.460
Net realized and unrealized gain (loss)	0.286	(0.278)	(0.540)	(0.254)	0.100	(0.002)
Total income (loss) from operations	$ 0.475	$ 0.114	$ (0.125)	$ 0.165	$ 0.538	$ 0.458

Less Distributions
From net investment income	$ (0.185)	$ (0.404)	$ (0.425)	$ (0.425)	$ (0.438)	$ (0.468)
Total distributions	$ (0.185)	$ (0.404)	$ (0.425)	$ (0.425)	$ (0.438)	$ (0.468)
Net asset value — End of period	$ 9.160	$ 8.870	$ 9.160	$ 9.710	$ 9.970	$ 9.870
Total Return(2)	5.39%(3)	1.55%	(1.21)%	1.61%	5.61%	4.74%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,386	$59,111	$56,405	$57,319	$46,779	$36,014
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%(4)	0.78%	0.76%	0.75%(5)	0.74%	0.74%(6)
Interest and fee expense(7)	0.01%(4)	0.05%	0.14%	0.20%	0.21%	0.13%(6)
Total expenses before custodian fee reduction	0.74%(4)	0.83%	0.90%	0.95%(5)	0.95%	0.87%(6)
Expenses after custodian fee reduction excluding interest and fees	0.73%(4)	0.78%	0.73%	0.72%(5)	0.71%	0.73%(6)
Net investment income	4.18%(4)	4.71%	4.37%	4.19%	4.46%	4.65%
Portfolio Turnover	5%(3)	18%	15%	26%	18%	14%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
87

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Arkansas Fund — Class B
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.530	$ 9.850	$10.430	$10.710	$10.610	$10.610

Income (Loss) From Operations
Net investment income(1)	$ 0.167	$ 0.356	$ 0.371	$ 0.372	$ 0.393	$ 0.416
Net realized and unrealized gain (loss)	0.308	(0.311)	(0.573)	(0.275)	0.098	0.007
Total income (loss) from operations	$ 0.475	$ 0.045	$ (0.202)	$ 0.097	$ 0.491	$ 0.423

Less Distributions
From net investment income	$(0.165)	$(0.365)	$ (0.378)	$ (0.377)	$ (0.391)	$ (0.423)
Total distributions	$(0.165)	$(0.365)	$ (0.378)	$ (0.377)	$ (0.391)	$ (0.423)
Net asset value — End of period	$ 9.840	$ 9.530	$ 9.850	$10.430	$10.710	$10.610
Total Return(2)	5.00%(3)	0.80%	(1.97)%	0.85%	4.75%	4.23%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 3,614	$ 3,525	$ 4,157	$ 5,413	$ 8,166	$ 8,924
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%(5)	1.53%	1.50%	1.50%(6)	1.50%	1.49%(7)
Interest and fee expense(8)	0.01%(5)	0.05%	0.14%	0.20%	0.21%	0.13%(7)
Total expenses before custodian fee reduction	1.49%(5)	1.58%	1.64%	1.70%(6)	1.71%	1.62%(7)
Expenses after custodian fee reduction excluding interest and fees	1.48%(5)	1.53%	1.48%	1.47%(6)	1.46%	1.48%(7)
Net investment income	3.43%(5)	3.98%	3.63%	3.47%	3.72%	3.92%
Portfolio Turnover	5%(3)	18%	15%	26%	18%	14%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
88

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Arkansas Fund — Class C
	Six Months Ended
	February 28, 2010		Year Ended August 31,		Period Ended
	(Unaudited)	2009	2008	2007	August 31, 2006(1)
Net asset value — Beginning of period	$ 9.530	$ 9.850	$10.420	$10.710	$10.550

Income (Loss) From Operations
Net investment income(2)	$ 0.165	$ 0.354	$ 0.369	$ 0.364	$ 0.112
Net realized and unrealized gain (loss)	0.310	(0.309)	(0.562)	(0.277)	0.177
Total income (loss) from operations	$ 0.475	$ 0.045	$ (0.193)	$ 0.087	$ 0.289

Less Distributions
From net investment income	$(0.165)	$(0.365)	$ (0.377)	$ (0.377)	$ (0.129)
Total distributions	$(0.165)	$(0.365)	$ (0.377)	$ (0.377)	$ (0.129)
Net asset value — End of period	$ 9.840	$ 9.530	$ 9.850	$10.420	$10.710
Total Return(3)	5.00%(4)	0.80%	(1.88)%	0.76%	2.76%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 5,186	$ 3,386	$ 2,989	$ 2,756	$ 638
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%(5)	1.53%	1.52%	1.50%(6)	1.49%(5)
Interest and fee expense(7)	0.01%(5)	0.05%	0.14%	0.20%	0.21%(5)
Total expenses before custodian fee reduction	1.49%(5)	1.58%	1.66%	1.70%(6)	1.70%(5)
Expenses after custodian fee reduction excluding interest and fees	1.48%(5)	1.53%	1.48%	1.47%(6)	1.46%(5)
Net investment income	3.40%(5)	3.95%	3.62%	3.41%	3.07%(5)
Portfolio Turnover	5%(4)	18%	15%	26%	18%(8)

(1)	For the period from the start of business, April 28, 2006, to August 31, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	For the year ended August 31, 2006.

S e e notes to financ ial statem ents
89

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Georgia Fund — Class A
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 8.500	$ 8.730	$ 9.130	$ 9.460	$ 9.510	$ 9.480

Income (Loss) From Operations
Net investment income(1)	$ 0.199	$ 0.391	$ 0.393	$ 0.393	$ 0.420	$ 0.448
Net realized and unrealized gain (loss)	0.262	(0.229)	(0.399)	(0.321)	(0.044)	0.039
Total income (loss) from operations	$ 0.461	$ 0.162	$ (0.006)	$ 0.072	$ 0.376	$ 0.487

Less Distributions
From net investment income	$ (0.191)	$ (0.392)	$ (0.394)	$ (0.402)	$ (0.426)	$ (0.457)
Total distributions	$ (0.191)	$ (0.392)	$ (0.394)	$ (0.402)	$ (0.426)	$ (0.457)
Net asset value — End of period	$ 8.770	$ 8.500	$ 8.730	$ 9.130	$ 9.460	$ 9.510
Total Return(2)	5.46%(3)	2.30%	(0.07)%	0.71%	4.10%	5.25%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,050	$63,387	$68,832	$69,269	$49,431	$42,511
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%(4)	0.83%	0.77%	0.76%(5)	0.75%	0.77%(6)
Interest and fee expense(7)	0.09%(4)	0.18%	0.21%	0.29%	0.45%	0.34%(6)
Total expenses before custodian fee reduction	0.83%(4)	1.01%	0.98%	1.05%(5)	1.20%	1.11%(6)
Expenses after custodian fee reduction excluding interest and fees	0.74%(4)	0.81%	0.74%	0.71%(5)	0.73%	0.75%(6)
Net investment income	4.59%(4)	4.92%	4.37%	4.18%	4.49%	4.71%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	—	2%
Portfolio Turnover of the Fund	9%(3)	18%	34%	12%	20%	11%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e notes to financ ial statem ents
90

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Georgia Fund — Class B
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.080	$ 9.320	$ 9.750	$10.100	$10.150	$10.130

Income (Loss) From Operations
Net investment income(1)	$ 0.178	$ 0.354	$ 0.348	$ 0.347	$ 0.375	$ 0.404
Net realized and unrealized gain (loss)	0.284	(0.241)	(0.433)	(0.343)	(0.046)	0.028
Total income (loss) from operations	$ 0.462	$ 0.113	$(0.085)	$ 0.004	$ 0.329	$ 0.432

Less Distributions
From net investment income	$(0.172)	$(0.353)	$(0.345)	$ (0.354)	$ (0.379)	$ (0.412)
Total distributions	$(0.172)	$(0.353)	$(0.345)	$ (0.354)	$ (0.379)	$ (0.412)
Net asset value — End of period	$ 9.370	$ 9.080	$ 9.320	$ 9.750	$10.100	$10.150
Total Return(2)	5.11%(3)	1.45%	(0.78)%	(0.02)%	3.35%	4.52%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 5,914	$ 6,387	$ 8,301	$11,363	$13,382	$15,075
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%(5)	1.57%	1.52%	1.51%(6)	1.50%	1.52%(7)
Interest and fee expense(8)	0.09%(5)	0.18%	0.21%	0.29%	0.45%	0.34%(7)
Total expenses before custodian fee reduction	1.58%(5)	1.75%	1.73%	1.80%(6)	1.95%	1.86%(7)
Expenses after custodian fee reduction excluding interest and fees	1.49%(5)	1.56%	1.49%	1.46%(6)	1.48%	1.50%(7)
Net investment income	3.84%(5)	4.18%	3.62%	3.44%	3.75%	3.98%
Portfolio Turnover of the Portfolio(9)	—	—	—	—	—	2%
Portfolio Turnover of the Fund	9%(3)	18%	34%	12%	20%	11%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

S e e notes to financ ial statem ents
91

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Georgia Fund — Class C
	Six Months Ended
	February 28, 2010		Year Ended August 31,		Period Ended
	(Unaudited)	2009	2008	2007	August 31, 2006(1)
Net asset value — Beginning of period	$ 9.090	$ 9.330	$ 9.760	$10.100	$ 9.980

Income (Loss) From Operations
Net investment income(2)	$ 0.178	$ 0.354	$ 0.345	$ 0.342	$ 0.116
Net realized and unrealized gain (loss)	0.285	(0.241)	(0.429)	(0.328)	0.133(3)
Total income (loss) from operations	$ 0.463	$ 0.113	$(0.084)	$ 0.014	$ 0.249

Less Distributions
From net investment income	$(0.173)	$(0.353)	$(0.346)	$ (0.354)	$(0.129)
Total distributions	$(0.173)	$(0.353)	$(0.346)	$ (0.354)	$ (0.129)
Net asset value — End of period	$ 9.380	$ 9.090	$ 9.330	$ 9.760	$10.100
Total Return(4)	5.11%(5)	1.56%	(0.88)%	0.08%	2.52%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 9,349	$ 8,190	$ 7,688	$ 6,318	$ 1,185
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%(6)	1.57%	1.53%	1.51%(7)	1.50%(6)
Interest and fee expense(8)	0.09%(6)	0.18%	0.21%	0.29%	0.45%(6)
Total expenses before custodian fee reduction	1.58%(6)	1.75%	1.74%	1.80%(7)	1.95%(6)
Expenses after custodian fee reduction excluding interest and fees	1.49%(6)	1.56%	1.49%	1.46%(7)	1.48%(6)
Net investment income	3.84%(6)	4.16%	3.60%	3.41%	3.28%(6)
Portfolio Turnover	9%(5)	18%	34%	12%	20%(9)

(1)	For the period from the start of business, April 25, 2006, to August 31, 2006.
(2)	Computed using average shares outstanding.
(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	Annualized.
(7)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended August 31, 2006.

S e e notes to financ ial statem ents
92

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		Georgia Fund — Class I
	Six Months Ended
	February 28, 2010	Year Ended	Period Ended
	(Unaudited)	August 31, 2009	August 31, 2008(1)
Net asset value — Beginning of period	$ 8.520	$ 8.750	$ 8.400

Income (Loss) From Operations
Net investment income(2)	$ 0.209	$ 0.407	$ 0.208
Net realized and unrealized gain (loss)	0.271	(0.228)	0.347
Total income from operations	$ 0.480	$ 0.179	$ 0.555

Less Distributions
From net investment income	$(0.200)	$(0.409)	$(0.205)
Total distributions	$(0.200)	$(0.409)	$(0.205)
Net asset value — End of period	$ 8.800	$ 8.520	$ 8.750
Total Return(3)	5.67%(4)	2.51%	6.62%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 7,677	$ 6,555	$ 4,579
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.55%(5)	0.62%	0.58%(5)
Interest and fee expense(6)	0.09%(5)	0.18%	0.21%(5)
Total expenses before custodian fee reduction	0.64%(5)	0.80%	0.79%(5)
Expenses after custodian fee reduction excluding interest and fees	0.55%(5)	0.61%	0.55%(5)
Net investment income	4.81%(5)	5.12%	4.75%(5)
Portfolio Turnover	9%(4)	18%	34%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended August 31, 2008.

S e e notes to financ ial statem ents
93

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Kentucky Fund — Class A
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 8.410	$ 8.610	$ 8.970	$ 9.240	$ 9.320	$ 9.320

Income (Loss) From Operations
Net investment income(1)	$ 0.191	$ 0.382	$ 0.386	$ 0.399	$ 0.400	$ 0.424
Net realized and unrealized gain (loss)	0.344	(0.200)	(0.359)	(0.277)	(0.074)	0.005(2)
Total income from operations	$ 0.535	$ 0.182	$ 0.027	$ 0.122	$ 0.326	$ 0.429

Less Distributions
From net investment income	$ (0.185)	$ (0.382)	$ (0.387)	$ (0.392)	$ (0.406)	$ (0.429)
Total distributions	$ (0.185)	$ (0.382)	$ (0.387)	$ (0.392)	$ (0.406)	$ (0.429)
Net asset value — End of period	$ 8.760	$ 8.410	$ 8.610	$ 8.970	$ 9.240	$ 9.320
Total Return(3)	6.41%(4)	2.44%	0.29%	1.31%	3.63%	4.71%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,966	$46,662	$49,880	$50,736	$52,188	$50,371
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%(5)	0.78%	0.77%	0.78%(6)	0.79%	0.77%(7)
Interest and fee expense(8)	—	—	0.03%	0.06%	0.06%	0.05%(7)
Total expenses before custodian fee reduction	0.72%(5)	0.78%	0.80%	0.84%(6)	0.85%	0.82%(7)
Expenses after custodian fee reduction excluding interest and fees	0.72%(5)	0.77%	0.75%	0.76%(6)	0.76%	0.75%(7)
Net investment income	4.44%(5)	4.75%	4.35%	4.35%	4.37%	4.56%
Portfolio Turnover	1%(4)	15%	19%	14%	11%	22%

(1)	Computed using average shares outstanding.
(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
94

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Kentucky Fund — Class B
	Six Months Ended
	February 28, 2010		Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.080	$ 9.300	$ 9.680	$ 9.970	$10.050	$10.060

Income (Loss) From Operations
Net investment income(1)	$ 0.171	$ 0.347	$ 0.345	$ 0.356	$ 0.359	$ 0.384
Net realized and unrealized gain (loss)	0.376	(0.222)	(0.383)	(0.298)	(0.076)	(0.007)
Total income (loss) from operations	$ 0.547	$ 0.125	$(0.038)	$ 0.058	$ 0.283	$ 0.377

Less Distributions
From net investment income	$(0.167)	$(0.345)	$(0.342)	$(0.348)	$ (0.363)	$ (0.387)
Total distributions	$(0.167)	$(0.345)	$(0.342)	$(0.348)	$ (0.363)	$ (0.387)
Net asset value — End of period	$ 9.460	$ 9.080	$ 9.300	$ 9.680	$ 9.970	$10.050
Total Return(2)	6.06%(3)	1.60%	(0.41)%	0.56%	2.92%	3.99%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 3,876	$ 4,186	$ 6,236	$ 8,050	$10,122	$13,305
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%(5)	1.53%	1.52%	1.53%(6)	1.54%	1.52%(7)
Interest and fee expense(8)	—	—	0.03%	0.06%	0.06%	0.05%(7)
Total expenses before custodian fee reduction	1.47%(5)	1.53%	1.55%	1.59%(6)	1.60%	1.57%(7)
Expenses after custodian fee reduction excluding interest and fees	1.47%(5)	1.52%	1.50%	1.51%(6)	1.51%	1.50%(7)
Net investment income	3.69%(5)	4.01%	3.60%	3.60%	3.63%	3.82%
Portfolio Turnover	1%(3)	15%	19%	14%	11%	22%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
95

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Kentucky Fund — Class C
	Six Months Ended
	February 28, 2010		Year Ended August 31,		Period Ended
	(Unaudited)	2009	2008	2007	August 31, 2006(1)
Net asset value — Beginning of period	$ 9.090	$ 9.300	$ 9.680	$ 9.970	$ 9.940

Income (Loss) From Operations
Net investment income(2)	$ 0.171	$ 0.348	$ 0.346	$ 0.354	$ 0.147
Net realized and unrealized gain (loss)	0.366	(0.213)	(0.384)	(0.296)	0.037(3)
Total income (loss) from operations	$ 0.537	$ 0.135	$(0.038)	$ 0.058	$ 0.184

Less Distributions
From net investment income	$(0.167)	$(0.345)	$(0.342)	$(0.348)	$ (0.154)
Total distributions	$(0.167)	$(0.345)	$(0.342)	$(0.348)	$ (0.154)
Net asset value — End of period	$ 9.460	$ 9.090	$ 9.300	$ 9.680	$ 9.970
Total Return(4)	5.94%(5)	1.71%	(0.41)%	0.56%	1.89%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 2,381	$ 2,509	$ 2,189	$ 1,994	$ 297
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%(6)	1.53%	1.52%	1.53%(7)	1.54%(6)
Interest and fee expense(8)	—	—	0.03%	0.06%	0.06%(6)
Total expenses before custodian fee reduction	1.47%(6)	1.53%	1.55%	1.59%(7)	1.60%(6)
Expenses after custodian fee reduction excluding interest and fees	1.47%(6)	1.52%	1.50%	1.51%(7)	1.51%(6)
Net investment income	3.69%(6)	4.00%	3.62%	3.59%	3.37%(6)
Portfolio Turnover	1%(5)	15%	19%	14%	11%(9)

(1)	For the period from the start of business, March 23, 2006, to August 31, 2006.
(2)	Computed using average shares outstanding.
(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	Annualized.
(7)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended August 31, 2006.

S e e notes to financ ial statem ents
96

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Louisiana Fund — Class A
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 8.960	$ 9.170	$ 9.660	$ 9.960	$ 9.960	$ 9.840

Income (Loss) From Operations
Net investment income(1)	$ 0.219	$ 0.428	$ 0.423	$ 0.425	$ 0.449	$ 0.460
Net realized and unrealized gain (loss)	0.319	(0.213)	(0.484)	(0.285)	—	0.123
Total income (loss) from operations	$ 0.538	$ 0.215	$ (0.061)	$ 0.140	$ 0.449	$ 0.583

Less Distributions
From net investment income	$ (0.208)	$ (0.425)	$ (0.429)	$ (0.440)	$ (0.449)	$ (0.463)
Total distributions	$ (0.208)	$ (0.425)	$ (0.429)	$ (0.440)	$ (0.449)	$ (0.463)
Net asset value — End of period	$ 9.290	$ 8.960	$ 9.170	$ 9.660	$ 9.960	$ 9.960
Total Return(2)	6.03%(3)	2.85%	(0.65)%	1.36%	4.66%	6.04%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,184	$37,019	$41,310	$40,323	$26,972	$22,317
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.69%(4)	0.76%	0.72%	0.72%(5)	0.71%	0.76%(6)
Interest and fee expense(7)	0.01%(4)	0.04%	0.15%	0.26%	0.26%	0.14%(6)
Total expenses before custodian fee reduction	0.70%(4)	0.80%	0.87%	0.98%(5)	0.97%	0.90%(6)
Expenses after custodian fee reduction excluding interest and fees	0.69%(4)	0.75%	0.70%	0.67%(5)	0.68%	0.75%(6)
Net investment income	4.77%(4)	5.15%	4.46%	4.28%	4.57%	4.63%
Portfolio Turnover	6%(3)	30%	22%	19%	30%	12%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
97

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Louisiana Fund — Class B
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.480	$ 9.690	$10.210	$10.530	$10.520	$10.400

Income (Loss) From Operations
Net investment income(1)	$ 0.195	$ 0.386	$ 0.373	$ 0.374	$ 0.399	$ 0.411
Net realized and unrealized gain (loss)	0.331	(0.215)	(0.519)	(0.309)	0.006	0.120
Total income (loss) from operations	$ 0.526	$ 0.171	$ (0.146)	$ 0.065	$ 0.405	$ 0.531

Less Distributions
From net investment income	$(0.186)	$(0.381)	$ (0.374)	$ (0.385)	$ (0.395)	$ (0.411)
Total distributions	$(0.186)	$(0.381)	$ (0.374)	$ (0.385)	$ (0.395)	$ (0.411)
Net asset value — End of period	$ 9.820	$ 9.480	$ 9.690	$10.210	$10.530	$10.520
Total Return(2)	5.57%(3)	2.18%	(1.46)%	0.57%	3.97%	5.36%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 1,722	$ 2,471	$ 3,891	$ 4,487	$ 6,124	$ 8,285
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.44%(5)	1.51%	1.47%	1.47%(6)	1.47%	1.51%(7)
Interest and fee expense(8)	0.01%(5)	0.04%	0.15%	0.26%	0.26%	0.14%(7)
Total expenses before custodian fee reduction	1.45%(5)	1.55%	1.62%	1.73%(6)	1.73%	1.65%(7)
Expenses after custodian fee reduction excluding interest and fees	1.44%(5)	1.50%	1.45%	1.42%(6)	1.44%	1.50%(7)
Net investment income	4.00%(5)	4.42%	3.71%	3.56%	3.84%	3.91%
Portfolio Turnover	6%(3)	30%	22%	19%	30%	12%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
98

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		Louisiana Fund — Class C
	Six Months Ended
	February 28, 2010	Year Ended	Period Ended
	(Unaudited)	August 31, 2009	August 31, 2008(1)
Net asset value — Beginning of period	$ 9.490	$ 9.710	$10.230

Income (Loss) From Operations
Net investment income(2)	$ 0.196	$ 0.388	$ 0.286
Net realized and unrealized gain (loss)	0.340	(0.227)	(0.528)
Total income (loss) from operations	$ 0.536	$ 0.161	$ (0.242)

Less Distributions
From net investment income	$(0.186)	$(0.381)	$ (0.278)
Total distributions	$(0.186)	$(0.381)	$ (0.278)
Net asset value — End of period	$ 9.840	$ 9.490	$ 9.710
Total Return(3)	5.67%(4)	2.18%	(2.47)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 1,772	$ 1,677	$ 240
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.44%(5)	1.50%	1.47%(5)
Interest and fee expense(6)	0.01%(5)	0.04%	0.15%(5)
Total expenses before custodian fee reduction	1.45%(5)	1.54%	1.62%(5)
Expenses after custodian fee reduction excluding interest and fees	1.44%(5)	1.50%	1.44%(5)
Net investment income	4.03%(5)	4.35%	3.90%(5)
Portfolio Turnover	6%(4)	30%	22%(7)

(1)	For the period from the start of business, December 4, 2007, to August 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended August 31, 2008.

S e e notes to financ ial statem ents
99

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Maryland Fund — Class A
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 8.670	$ 8.900	$ 9.260	$ 9.620	$ 9.590	$ 9.490

Income (Loss) From Operations
Net investment income(1)	$ 0.198	$ 0.403	$ 0.404	$ 0.411	$ 0.454	$ 0.442
Net realized and unrealized gain (loss)	0.315	(0.226)	(0.348)	(0.347)	0.005	0.094
Total income from operations	$ 0.513	$ 0.177	$ 0.056	$ 0.064	$ 0.459	$ 0.536

Less Distributions
From net investment income	$ (0.193)	$ (0.407)	$ (0.416)	$ (0.424)	$ (0.429)	$ (0.436)
Total distributions	$ (0.193)	$ (0.407)	$ (0.416)	$ (0.424)	$ (0.429)	$ (0.436)
Net asset value — End of period	$ 8.990	$ 8.670	$ 8.900	$ 9.260	$ 9.620	$ 9.590
Total Return(2)	5.95%(3)	2.43%	0.60%	0.59%	4.94%	5.77%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,541	$75,555	$81,774	$75,025	$55,380	$45,791
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%(4)	0.82%	0.77%	0.78%(5)	0.79%	0.80%(6)
Interest and fee expense(7)	0.03%(4)	0.10%	0.23%	0.41%	0.76%	0.28%(6)
Total expenses before custodian fee reduction	0.80%(4)	0.92%	1.00%	1.19%(5)	1.55%	1.08%(6)
Expenses after custodian fee reduction excluding interest and fees	0.77%(4)	0.81%	0.74%	0.73%(5)	0.76%	0.79%(6)
Net investment income	4.45%(4)	4.97%	4.41%	4.29%	4.78%	4.64%
Portfolio Turnover	5%(3)	16%	15%	6%	15%	10%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
100

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Maryland Fund — Class B
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.460	$ 9.700	$10.090	$10.490	$10.460	$10.350

Income (Loss) From Operations
Net investment income(1)	$ 0.179	$ 0.374	$ 0.368	$ 0.373	$ 0.419	$ 0.405
Net realized and unrealized gain (loss)	0.349	(0.239)	(0.382)	(0.388)	0.002	0.103
Total income (loss) from operations	$ 0.528	$ 0.135	$ (0.014)	$ (0.015)	$ 0.421	$ 0.508

Less Distributions
From net investment income	$(0.178)	$(0.375)	$ (0.376)	$ (0.385)	$ (0.391)	$ (0.398)
Total distributions	$(0.178)	$(0.375)	$ (0.376)	$ (0.385)	$ (0.391)	$ (0.398)
Net asset value — End of period	$ 9.810	$ 9.460	$ 9.700	$10.090	$10.490	$10.460
Total Return(2)	5.60%(3)	1.76%	(0.15)%	(0.22)%	4.14%	5.17%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 7,033	$ 7,742	$10,140	$12,995	$17,178	$19,783
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%(5)	1.58%	1.52%	1.53%(6)	1.54%	1.55%(7)
Interest and fee expense(8)	0.03%(5)	0.10%	0.23%	0.41%	0.76%	0.28%(7)
Total expenses before custodian fee reduction	1.55%(5)	1.68%	1.75%	1.94%(6)	2.30%	1.83%(7)
Expenses after custodian fee reduction excluding interest and fees	1.52%(5)	1.56%	1.48%	1.48%(6)	1.51%	1.54%(7)
Net investment income	3.69%(5)	4.23%	3.67%	3.56%	4.05%	3.90%
Portfolio Turnover	5%(3)	16%	15%	6%	15%	10%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
101

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Maryland Fund — Class C
	Six Months Ended
	February 28, 2010		Year Ended August 31,		Period Ended
	(Unaudited)	2009	2008	2007	August 31, 2006(1)
Net asset value — Beginning of period	$ 9.460	$ 9.710	$10.090	$10.470	$10.340

Income (Loss) From Operations
Net investment income(2)	$ 0.179	$ 0.373	$ 0.364	$ 0.366	$ 0.115
Net realized and unrealized gain (loss)	0.349	(0.248)	(0.368)	(0.361)	0.146
Total income (loss) from operations	$ 0.528	$ 0.125	$ (0.004)	$ 0.005	$ 0.261

Less Distributions
From net investment income	$ (0.178)	$ (0.375)	$ (0.376)	$ (0.385)	$ (0.131)
Total distributions	$ (0.178)	$ (0.375)	$ (0.376)	$ (0.385)	$ (0.131)
Net asset value — End of period	$ 9.810	$ 9.460	$ 9.710	$10.090	$10.470
Total Return(3)	5.60%(4)	1.65%	(0.05)%	(0.03)%	2.54%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,833	$12,388	$ 9,790	$ 6,878	$ 342
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%(5)	1.57%	1.53%	1.53%(6)	1.54%(5)
Interest and fee expense(7)	0.03%(5)	0.10%	0.23%	0.41%	0.76%(5)
Total expenses before custodian fee reduction	1.55%(5)	1.67%	1.76%	1.94%(6)	2.30%(5)
Expenses after custodian fee reduction excluding interest and fees	1.52%(5)	1.56%	1.49%	1.48%(6)	1.51%(5)
Net investment income	3.69%(5)	4.20%	3.65%	3.53%	3.31%(5)
Portfolio Turnover	5%(4)	16%	15%	6%	15%(8)

(1)	For the period from the start of business, May 2, 2006, to August 31, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	For the year ended August 31, 2006.

S e e notes to financ ial statem ents
102

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		Maryland Fund — Class I
	Six Months Ended
	February 28, 2010	Year Ended	Period Ended
	(Unaudited)	August 31, 2009	August 31, 2008(1)
Net asset value — Beginning of period	$ 8.680	$ 8.900	$ 8.600

Income (Loss) From Operations
Net investment income(2)	$ 0.205	$ 0.419	$ 0.206
Net realized and unrealized gain (loss)	0.326	(0.216)	0.310
Total income from operations	$ 0.531	$ 0.203	$ 0.516

Less Distributions
From net investment income	$(0.201)	$(0.423)	$(0.216)
Total distributions	$(0.201)	$(0.423)	$(0.216)
Net asset value — End of period	$ 9.010	$ 8.680	$ 8.900
Total Return(3)	6.15%(4)	2.75%	6.01%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 4,403	$ 448	$ 85
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.57%(5)	0.61%	0.58%(5)
Interest and fee expense(6)	0.03%(5)	0.10%	0.23%(5)
Total expenses before custodian fee reduction	0.60%(5)	0.71%	0.81%(5)
Expenses after custodian fee reduction excluding interest and fees	0.57%(5)	0.61%	0.54%(5)
Net investment income	4.60%(5)	5.16%	4.60%(5)
Portfolio Turnover	5%(4)	16%	15%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended August 31, 2008.

S e e notes to financ ial statem ents
103

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Missouri Fund — Class A
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.080	$ 9.370	$ 9.750	$10.120	$10.180	$10.080

Income (Loss) From Operations
Net investment income(1)	$ 0.193	$ 0.389	$ 0.406	$ 0.415	$ 0.441	$ 0.462
Net realized and unrealized gain (loss)	0.276	(0.288)	(0.377)	(0.368)	(0.058)	0.116
Total income from operations	$ 0.469	$ 0.101	$ 0.029	$ 0.047	$ 0.383	$ 0.578

Less Distributions
From net investment income	$ (0.179)	$ (0.391)	$ (0.409)	$ (0.417)	$ (0.443)	$ (0.478)
Total distributions	$ (0.179)	$ (0.391)	$ (0.409)	$ (0.417)	$ (0.443)	$ (0.478)
Net asset value — End of period	$ 9.370	$ 9.080	$ 9.370	$ 9.750	$10.120	$10.180
Total Return(2)	5.19%(3)	1.41%	0.29%	0.41%	3.91%	5.87%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,988	$89,556	$94,078	$90,059	$64,947	$55,806
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%(4)	0.80%	0.76%	0.75%(5)	0.75%	0.79%(6)
Interest and fee expense(7)	0.02%(4)	0.04%	0.08%	0.17%	0.27%	0.21%(6)
Total expenses before custodian fee reduction	0.76%(4)	0.84%	0.84%	0.92%(5)	1.02%	1.00%(6)
Expenses after custodian fee reduction excluding interest and fees	0.74%(4)	0.79%	0.74%	0.71%(5)	0.71%	0.76%(6)
Net investment income	4.18%(4)	4.51%	4.21%	4.12%	4.41%	4.58%
Portfolio Turnover	4%(3)	21%	18%	20%	27%	6%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
104

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Missouri Fund — Class B
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$10.040	$10.360	$10.770	$11.180	$11.250	$11.140

Income (Loss) From Operations
Net investment income(1)	$ 0.175	$ 0.359	$ 0.370	$ 0.377	$ 0.407	$ 0.429
Net realized and unrealized gain (loss)	0.296	(0.320)	(0.410)	(0.409)	(0.071)	0.125
Total income (loss) from operations	$ 0.471	$ 0.039	$ (0.040)	$ (0.032)	$ 0.336	$ 0.554

Less Distributions
From net investment income	$ (0.161)	$ (0.359)	$ (0.370)	$ (0.378)	$ (0.406)	$ (0.444)
Total distributions	$ (0.161)	$ (0.359)	$ (0.370)	$ (0.378)	$ (0.406)	$ (0.444)
Net asset value — End of period	$10.350	$10.040	$10.360	$10.770	$11.180	$11.250
Total Return(2)	4.71%(3)	0.64%	(0.39)%	(0.35)%	3.10%	5.26%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 5,419	$ 6,542	$ 7,404	$ 9,626	$11,169	$13,142
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%(5)	1.55%	1.51%	1.50%(6)	1.50%	1.54%(7)
Interest and fee expense(8)	0.02%(5)	0.04%	0.08%	0.17%	0.27%	0.21%(7)
Total expenses before custodian fee reduction	1.51%(5)	1.59%	1.59%	1.67%(6)	1.77%	1.75%(7)
Expenses after custodian fee reduction excluding interest and fees	1.49%(5)	1.54%	1.49%	1.46%(6)	1.46%	1.51%(7)
Net investment income	3.42%(5)	3.77%	3.47%	3.38%	3.68%	3.85%
Portfolio Turnover	4%(3)	21%	18%	20%	27%	6%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
105

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Missouri Fund — Class C
	Six Months Ended
	February 28, 2010		Year Ended August 31,		Period Ended
	(Unaudited)	2009	2008	2007	August 31, 2006(1)
Net asset value — Beginning of period	$10.030	$10.350	$10.770	$11.170	$11.140

Income (Loss) From Operations
Net investment income(2)	$ 0.175	$ 0.359	$ 0.364	$ 0.371	$ 0.189
Net realized and unrealized gain (loss)	0.296	(0.320)	(0.414)	(0.393)	0.052(3)
Total income (loss) from operations	$ 0.471	$ 0.039	$ (0.050)	$ (0.022)	$ 0.241

Less Distributions
From net investment income	$ (0.161)	$ (0.359)	$ (0.370)	$ (0.378)	$ (0.211)
Total distributions	$ (0.161)	$ (0.359)	$ (0.370)	$ (0.378)	$ (0.211)
Net asset value — End of period	$10.340	$10.030	$10.350	$10.770	$11.170
Total Return(4)	4.72%(5)	0.64%	(0.48)%	(0.26)%	2.20%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 5,629	$ 5,553	$ 5,561	$ 4,491	$ 1,117
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%(6)	1.55%	1.52%	1.50%(7)	1.50%(6)
Interest and fee expense(8)	0.02%(6)	0.04%	0.08%	0.17%	0.27%(6)
Total expenses before custodian fee reduction	1.51%(6)	1.59%	1.60%	1.67%(7)	1.77%(6)
Expenses after custodian fee reduction excluding interest and fees	1.49%(6)	1.54%	1.49%	1.46%(7)	1.46%(6)
Net investment income	3.42%(6)	3.76%	3.42%	3.35%	3.17%(6)
Portfolio Turnover	4%(5)	21%	18%	20%	27%(9)

(1)	For the period from the start of business, February 16, 2006, to August 31, 2006.
(2)	Computed using average shares outstanding.
(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	Annualized.
(7)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended August 31, 2006.

S e e notes to financ ial statem ents
106

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		North Carolina Fund — Class A
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 8.810	$ 8.810	$ 9.160	$ 9.370	$ 9.340	$ 9.390

Income (Loss) From Operations
Net investment income(1)	$ 0.215	$ 0.418	$ 0.400	$ 0.404	$ 0.410	$ 0.419
Net realized and unrealized gain (loss)	0.246	(0.019)	(0.355)	(0.212)	0.025	(0.052)
Total income from operations	$ 0.461	$ 0.399	$ 0.045	$ 0.192	$ 0.435	$ 0.367

Less Distributions
From net investment income	$ (0.201)	$ (0.399)	$ (0.395)	$ (0.402)	$ (0.405)	$ (0.417)
Total distributions	$ (0.201)	$ (0.399)	$ (0.395)	$ (0.402)	$ (0.405)	$ (0.417)
Net asset value — End of period	$ 9.070	$ 8.810	$ 8.810	$ 9.160	$ 9.370	$ 9.340
Total Return(2)	5.26%(3)	4.99%	0.49%	2.04%	4.80%	4.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$80,720	$78,245	$86,348	$79,909	$67,480	$57,823
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%(4)	0.82%	0.78%	0.77%(5)	0.77%	0.79%(6)
Interest and fee expense(7)	0.07%(4)	0.11%	0.29%	0.58%	0.38%	0.16%(6)
Total expenses before custodian fee reduction	0.84%(4)	0.93%	1.07%	1.35%(5)	1.15%	0.95%(6)
Expenses after custodian fee reduction excluding interest and fees	0.77%(4)	0.82%	0.75%	0.74%(5)	0.75%	0.79%(6)
Net investment income	4.79%(4)	5.11%	4.41%	4.32%	4.43%	4.48%
Portfolio Turnover	7%(3)	42%	23%	9%	18%	8%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
107

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		North Carolina Fund — Class B
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.480	$ 9.470	$ 9.850	$10.080	$10.040	$10.100

Income (Loss) From Operations
Net investment income(1)	$ 0.195	$ 0.383	$ 0.357	$ 0.360	$ 0.368	$ 0.375
Net realized and unrealized gain (loss)	0.269	(0.011)	(0.388)	(0.233)	0.032	(0.061)
Total income (loss) from operations	$ 0.464	$ 0.372	$(0.031)	$ 0.127	$ 0.400	$ 0.314

Less Distributions
From net investment income	$(0.184)	$(0.362)	$(0.349)	$ (0.357)	$ (0.360)	$ (0.374)
Total distributions	$(0.184)	$(0.362)	$(0.349)	$ (0.357)	$ (0.360)	$ (0.374)
Net asset value — End of period	$ 9.760	$ 9.480	$ 9.470	$ 9.850	$10.080	$10.040
Total Return(2)	4.92%(3)	4.30%	(0.33)%	1.23%	4.09%	3.32%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 4,524	$ 5,209	$ 6,719	$ 8,683	$12,145	$15,344
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%(5)	1.57%	1.53%	1.52%(6)	1.52%	1.54%(7)
Interest and fee expense(8)	0.07%(5)	0.11%	0.29%	0.58%	0.38%	0.16%(7)
Total expenses before custodian fee reduction	1.59%(5)	1.68%	1.82%	2.10%(6)	1.90%	1.70%(7)
Expenses after custodian fee reduction excluding interest and fees	1.52%(5)	1.57%	1.50%	1.49%(6)	1.50%	1.54%(7)
Net investment income	4.06%(5)	4.37%	3.66%	3.57%	3.69%	3.73%
Portfolio Turnover	7%(3)	42%	23%	9%	18%	8%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
108

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		North Carolina Fund — Class C
	Six Months Ended
	February 28, 2010		Year Ended August 31,		Period Ended
	(Unaudited)	2009	2008	2007	August 31, 2006(1)
Net asset value — Beginning of period	$ 9.480	$ 9.470	$ 9.850	$10.070	$ 9.910

Income (Loss) From Operations
Net investment income(2)	$ 0.194	$ 0.384	$ 0.355	$ 0.357	$ 0.097
Net realized and unrealized gain (loss)	0.270	(0.012)	(0.386)	(0.220)	0.183(3)
Total income (loss) from operations	$ 0.464	$ 0.372	$(0.031)	$ 0.137	$ 0.280

Less Distributions
From net investment income	$ (0.184)	$(0.362)	$(0.349)	$ (0.357)	$(0.120)
Total distributions	$ (0.184)	$(0.362)	$(0.349)	$ (0.357)	$ (0.120)
Net asset value — End of period	$ 9.760	$ 9.480	$ 9.470	$ 9.850	$10.070
Total Return(4)	4.92%(5)	4.30%	(0.33)%	1.34%	2.85%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,231	$ 8,734	$ 8,073	$ 4,880	$ 527
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%(6)	1.57%	1.53%	1.51%(7)	1.52%(6)
Interest and fee expense(8)	0.07%(6)	0.11%	0.29%	0.58%	0.38%(6)
Total expenses before custodian fee reduction	1.59%(6)	1.68%	1.82%	2.09%(7)	1.90%(6)
Expenses after custodian fee reduction excluding interest and fees	1.52%(6)	1.57%	1.50%	1.48%(7)	1.50%(6)
Net investment income	4.03%(6)	4.36%	3.65%	3.56%	2.91%(6)
Portfolio Turnover	7%(5)	42%	23%	9%	18%(9)

(1)	For the period from the start of business, May 2, 2006, to August 31, 2006.
(2)	Computed using average shares outstanding.
(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	Annualized.
(7)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended August 31, 2006.

S e e notes to financ ial statem ents
109

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		North Carolina Fund — Class I
	Six Months Ended
	February 28, 2010	Year Ended	Period Ended
	(Unaudited)	August 31, 2009	August 31, 2008(1)
Net asset value — Beginning of period	$ 8.830	$ 8.820	$ 8.550

Income (Loss) From Operations
Net investment income(2)	$ 0.224	$ 0.437	$ 0.216
Net realized and unrealized gain (loss)	0.256	(0.010)	0.259
Total income from operations	$ 0.480	$ 0.427	$ 0.475

Less Distributions
From net investment income	$ (0.210)	$(0.417)	$(0.205)
Total distributions	$ (0.210)	$(0.417)	$(0.205)
Net asset value — End of period	$ 9.100	$ 8.830	$ 8.820
Total Return(3)	5.47%(4)	5.32%	5.56%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,824	$ 8,303	$ 950
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.57%(5)	0.63%	0.58%(5)
Interest and fee expense(6)	0.07%(5)	0.11%	0.29%(5)
Total expenses before custodian fee reduction	0.64%(5)	0.74%	0.87%(5)
Expenses after custodian fee reduction excluding interest and fees	0.57%(5)	0.62%	0.54%(5)
Net investment income	4.99%(5)	5.33%	4.86%(5)
Portfolio Turnover	7%(4)	42%	23%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended August 31, 2008.

S e e notes to financ ial statem ents
110

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Oregon Fund — Class A
	Six Months Ended
	February 28, 2010		Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 8.510	$ 8.720	$ 9.260	$ 9.550	$ 9.460	$ 9.480

Income (Loss) From Operations
Net investment income(1)	$ 0.205	$ 0.399	$ 0.410	$ 0.411	$ 0.443	$ 0.470
Net realized and unrealized gain (loss)	0.224	(0.210)	(0.533)	(0.278)	0.089	(0.015)
Total income (loss) from operations	$ 0.429	$ 0.189	$ (0.123)	$ 0.133	$ 0.532	$ 0.455

Less Distributions
From net investment income	$ (0.189)	$ (0.399)	$ (0.417)	$ (0.423)	$ (0.442)	$ (0.475)
Total distributions	$ (0.189)	$ (0.399)	$ (0.417)	$ (0.423)	$ (0.442)	$ (0.475)
Net asset value — End of period	$ 8.750	$ 8.510	$ 8.720	$ 9.260	$ 9.550	$ 9.460
Total Return(2)	5.07%(3)	2.65%	(1.36)%	1.34%	5.78%	4.91%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$121,559	$118,827	$124,199	$110,060	$73,764	$66,240
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%(4)	0.82%	0.76%	0.78%(5)	0.77%	0.80%(6)
Interest and fee expense(7)	0.04%(4)	0.12%	0.22%	0.47%	0.46%	0.26%(6)
Total expenses before custodian fee reduction	0.81%(4)	0.94%	0.98%	1.25%(5)	1.23%	1.06%(6)
Expenses after custodian fee reduction excluding interest and fees	0.77%(4)	0.81%	0.74%	0.75%(5)	0.75%	0.79%(6)
Net investment income	4.75%(4)	5.05%	4.53%	4.31%	4.69%	4.96%
Portfolio Turnover	13%(3)	42%	34%	42%	15%	27%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
111

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Oregon Fund — Class B
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.310	$ 9.540	$10.120	$10.440	$10.340	$10.370

Income (Loss) From Operations
Net investment income(1)	$ 0.189	$ 0.372	$ 0.375	$ 0.376	$ 0.408	$ 0.438
Net realized and unrealized gain (loss)	0.244	(0.233)	(0.577)	(0.312)	0.097	(0.026)
Total income (loss) from operations	$ 0.433	$ 0.139	$ (0.202)	$ 0.064	$ 0.505	$ 0.412

Less Distributions
From net investment income	$ (0.173)	$ (0.369)	$ (0.378)	$ (0.384)	$ (0.405)	$ (0.442)
Total distributions	$ (0.173)	$ (0.369)	$ (0.378)	$ (0.384)	$ (0.405)	$ (0.442)
Net asset value — End of period	$ 9.570	$ 9.310	$ 9.540	$10.120	$10.440	$10.340
Total Return(2)	4.67%(3)	1.85%	(2.04)%	0.56%	5.00%	4.24%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,260	$12,114	$14,432	$17,077	$21,015	$22,363
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%(5)	1.56%	1.51%	1.53%(6)	1.52%	1.55%(7)
Interest and fee expense(8)	0.04%(5)	0.12%	0.22%	0.47%	0.46%	0.26%(7)
Total expenses before custodian fee reduction	1.56%(5)	1.68%	1.73%	2.00%(6)	1.98%	1.81%(7)
Expenses after custodian fee reduction excluding interest and fees	1.52%(5)	1.56%	1.49%	1.50%(6)	1.50%	1.54%(7)
Net investment income	4.00%(5)	4.31%	3.77%	3.60%	3.96%	4.24%
Portfolio Turnover	13%(3)	42%	34%	42%	15%	27%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
112

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Oregon Fund — Class C
	Six Months Ended
	February 28, 2010		Year Ended August 31,		Period Ended
	(Unaudited)	2009	2008	2007	August 31, 2006(1)
Net asset value — Beginning of period	$ 9.320	$ 9.550	$10.130	$10.440	$10.400

Income (Loss) From Operations
Net investment income(2)	$ 0.189	$ 0.371	$ 0.373	$ 0.368	$ 0.172
Net realized and unrealized gain (loss)	0.244	(0.232)	(0.575)	(0.294)	0.061(3)
Total income (loss) from operations	$ 0.433	$ 0.139	$ (0.202)	$ 0.074	$ 0.233

Less Distributions
From net investment income	$ (0.173)	$ (0.369)	$ (0.378)	$ (0.384)	$ (0.193)
Total distributions	$ (0.173)	$ (0.369)	$ (0.378)	$ (0.384)	$ (0.193)
Net asset value — End of period	$ 9.580	$ 9.320	$ 9.550	$10.130	$10.440
Total Return(4)	4.67%(5)	1.85%	(2.03)%	0.66%	2.27%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,397	$19,429	$16,927	$ 8,362	$ 666
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%(6)	1.57%	1.52%	1.53%(7)	1.52%(6)
Interest and fee expense(8)	0.04%(6)	0.12%	0.22%	0.47%	0.46%(6)
Total expenses before custodian fee reduction	1.56%(6)	1.69%	1.74%	2.00%(7)	1.98%(6)
Expenses after custodian fee reduction excluding interest and fees	1.52%(6)	1.56%	1.49%	1.50%(7)	1.50%(6)
Net investment income	4.00%(6)	4.29%	3.78%	3.54%	3.32%(6)
Portfolio Turnover	13%(5)	42%	34%	42%	15%(9)

(1)	For the period from the start of business, May 2, 2006, to August 31, 2006.
(2)	Computed using average shares outstanding.
(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	Annualized.
(7)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended August 31, 2006.

S e e notes to financ ial statem ents
113

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		South Carolina Fund — Class A
	Six Months Ended
	February 28, 2010		Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 8.870	$ 9.100	$ 9.700	$ 10.050	$10.060	$ 9.710

Income (Loss) From Operations
Net investment income(1)	$ 0.205	$ 0.405	$ 0.420	$ 0.409	$ 0.423	$ 0.463
Net realized and unrealized gain (loss)	0.231	(0.233)	(0.598)	(0.346)	(0.002)	0.370
Total income (loss) from operations	$ 0.436	$ 0.172	$ (0.178)	$ 0.063	$ 0.421	$ 0.833

Less Distributions
From net investment income	$ (0.186)	$ (0.402)	$ (0.422)	$ (0.413)	$ (0.431)	$ (0.483)
Total distributions	$ (0.186)	$ (0.402)	$ (0.422)	$ (0.413)	$ (0.431)	$ (0.483)
Net asset value — End of period	$ 9.120	$ 8.870	$ 9.100	$ 9.700	$10.050	$10.060
Total Return(2)	4.93%(3)	2.23%	(1.75)%	0.55%	4.35%	8.78%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,418	$103,451	$110,470	$103,975	$71,412	$50,593
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%(4)	0.80%	0.77%	0.76%(5)	0.75%	0.75%(6)
Interest and fee expense(7)	0.02%(4)	0.10%	0.22%	0.45%	0.37%	0.37%(6)
Total expenses before custodian fee reduction	0.77%(4)	0.90%	0.99%	1.21%(5)	1.12%	1.12%(6)
Expenses after custodian fee reduction excluding interest and fees	0.75%(4)	0.80%	0.75%	0.73%(5)	0.73%	0.72%(6)
Net investment income	4.51%(4)	4.91%	4.44%	4.06%	4.28%	4.69%
Portfolio Turnover	14%(3)	44%	47%	33%	42%	29%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
114

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		South Carolina Fund — Class B
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.410	$ 9.650	$10.280	$10.660	$10.670	$10.300

Income (Loss) From Operations
Net investment income(1)	$ 0.181	$ 0.364	$ 0.371	$ 0.356	$ 0.372	$ 0.417
Net realized and unrealized gain (loss)	0.243	(0.246)	(0.631)	(0.378)	(0.005)	0.387
Total income (loss) from operations	$ 0.424	$ 0.118	$ (0.260)	$ (0.022)	$ 0.367	$ 0.804

Less Distributions
From net investment income	$(0.164)	$(0.358)	$ (0.370)	$ (0.358)	$ (0.377)	$ (0.434)
Total distributions	$(0.164)	$(0.358)	$ (0.370)	$ (0.358)	$ (0.377)	$ (0.434)
Net asset value — End of period	$ 9.670	$ 9.410	$ 9.650	$10.280	$10.660	$10.670
Total Return(2)	4.52%(3)	1.59%	(2.56)%	(0.29)%	3.57%	8.16%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 8,647	$ 9,442	$11,316	$14,559	$17,667	$18,039
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%(5)	1.56%	1.52%	1.51%(6)	1.50%	1.50%(7)
Interest and fee expense(8)	0.02%(5)	0.10%	0.22%	0.45%	0.37%	0.37%(7)
Total expenses before custodian fee reduction	1.52%(5)	1.66%	1.74%	1.96%(6)	1.87%	1.87%(7)
Expenses after custodian fee reduction excluding interest and fees	1.50%(5)	1.56%	1.50%	1.48%(6)	1.48%	1.47%(7)
Net investment income	3.76%(5)	4.17%	3.69%	3.33%	3.55%	3.98%
Portfolio Turnover	14%(3)	44%	47%	33%	42%	29%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
115

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		South Carolina Fund — Class C
	Six Months Ended
	February 28, 2010		Year Ended August 31,		Period Ended
	(Unaudited)	2009	2008	2007	August 31, 2006(1)
Net asset value — Beginning of period	$ 9.410	$ 9.660	$10.280	$10.660	$10.470

Income (Loss) From Operations
Net investment income(2)	$ 0.181	$ 0.364	$ 0.369	$ 0.349	$ 0.218
Net realized and unrealized gain (loss)	0.243	(0.256)	(0.619)	(0.371)	0.199(3)
Total income (loss) from operations	$ 0.424	$ 0.108	$ (0.250)	$ (0.022)	$ 0.417

Less Distributions
From net investment income	$ (0.164)	$ (0.358)	$ (0.370)	$ (0.358)	$ (0.227)
Total distributions	$ (0.164)	$ (0.358)	$ (0.370)	$ (0.358)	$ (0.227)
Net asset value — End of period	$ 9.670	$ 9.410	$ 9.660	$10.280	$10.660
Total Return(4)	4.51%(5)	1.48%	(2.46)%	(0.29)%	4.04%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,241	$23,022	$20,867	$13,623	$ 2,272
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%(6)	1.55%	1.52%	1.51%(7)	1.50%(6)
Interest and fee expense(8)	0.02%(6)	0.10%	0.22%	0.45%	0.37%(6)
Total expenses before custodian fee reduction	1.52%(6)	1.65%	1.74%	1.96%(7)	1.87%(6)
Expenses after custodian fee reduction excluding interest and fees	1.50%(6)	1.55%	1.50%	1.48%(7)	1.48%(6)
Net investment income	3.76%(6)	4.15%	3.69%	3.29%	3.27%(6)
Portfolio Turnover	14%(5)	44%	47%	33%	42%(9)

(1)	For the period from the start of business, January 12, 2006, to August 31, 2006.
(2)	Computed using average shares outstanding.
(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	Annualized.
(7)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended August 31, 2006.

S e e notes to financ ial statem ents
116

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		South Carolina Fund — Class I
	Six Months Ended
	February 28, 2010	Year Ended	Period Ended
	(Unaudited)	August 31, 2009	August 31, 2008(1)
Net asset value — Beginning of period	$ 8.880	$ 9.110	$ 8.620

Income (Loss) From Operations
Net investment income(2)	$ 0.214	$ 0.422	$ 0.215
Net realized and unrealized gain (loss)	0.231	(0.233)	0.496
Total income from operations	$ 0.445	$ 0.189	$ 0.711

Less Distributions
From net investment income	$ (0.195)	$ (0.419)	$ (0.221)
Total distributions	$ (0.195)	$ (0.419)	$ (0.221)
Net asset value — End of period	$ 9.130	$ 8.880	$ 9.110
Total Return(3)	5.03%(4)	2.56%	8.26%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,597	$23,727	$22,826
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.56%(5)	0.60%	0.55%(5)
Interest and fee expense(6)	0.02%(5)	0.10%	0.22%(5)
Total expenses before custodian fee reduction	0.58%(5)	0.70%	0.77%(5)
Expenses after custodian fee reduction excluding interest and fees	0.56%(5)	0.60%	0.54%(5)
Net investment income	4.72%(5)	5.11%	4.68%(5)
Portfolio Turnover	14%(4)	44%	47%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended August 31, 2008.

S e e notes to financ ial statem ents
117

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Tennessee Fund — Class A
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 8.670	$ 9.100	$ 9.530	$ 9.850	$ 9.880	$ 9.900

Income (Loss) From Operations
Net investment income(1)	$ 0.192	$ 0.388	$ 0.409	$ 0.407	$ 0.419	$ 0.431
Net realized and unrealized gain (loss)	0.270	(0.424)	(0.433)	(0.318)	(0.028)	(0.001)
Total income (loss) from operations	$ 0.462	$ (0.036)	$ (0.024)	$ 0.089	$ 0.391	$ 0.430

Less Distributions
From net investment income	$ (0.182)	$ (0.394)	$ (0.406)	$ (0.409)	$ (0.421)	$ (0.450)
Total distributions	$ (0.182)	$ (0.394)	$ (0.406)	$ (0.409)	$ (0.421)	$ (0.450)
Net asset value — End of period	$ 8.950	$ 8.670	$ 9.100	$ 9.530	$ 9.850	$ 9.880
Total Return(2)	5.37%(3)	(0.03)%	(0.26)%	0.85%	4.09%	4.44%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,613	$46,787	$49,219	$49,444	$46,023	$42,088
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%(4)	0.79%	0.74%	0.75%(5)	0.73%	0.76%(6)
Interest and fee expense(7)	0.01%(4)	0.03%	0.09%	0.21%	0.19%	0.16%(6)
Total expenses before custodian fee reduction	0.73%(4)	0.82%	0.83%	0.96%(5)	0.92%	0.92%(6)
Expenses after custodian fee reduction excluding interest and fees	0.72%(4)	0.79%	0.72%	0.72%(5)	0.70%	0.75%(6)
Net investment income	4.36%(4)	4.72%	4.35%	4.15%	4.30%	4.36%
Portfolio Turnover	8%(3)	20%	26%	20%	16%	13%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
118

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Tennessee Fund — Class B
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.450	$ 9.910	$10.380	$10.730	$10.750	$10.780

Income (Loss) From Operations
Net investment income(1)	$ 0.173	$ 0.356	$ 0.369	$ 0.365	$ 0.378	$ 0.390
Net realized and unrealized gain (loss)	0.291	(0.458)	(0.475)	(0.350)	(0.020)	(0.010)
Total income (loss) from operations	$ 0.464	$(0.102)	$ (0.106)	$ 0.015	$ 0.358	$ 0.380

Less Distributions
From net investment income	$(0.164)	$(0.358)	$ (0.364)	$ (0.365)	$ (0.378)	$ (0.410)
Total distributions	$(0.164)	$(0.358)	$ (0.364)	$ (0.365)	$ (0.378)	$ (0.410)
Net asset value — End of period	$ 9.750	$ 9.450	$ 9.910	$10.380	$10.730	$10.750
Total Return(2)	4.94%(3)	(0.73)%	(1.05)%	0.09%	3.43%	3.75%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 3,615	$ 4,069	$ 5,247	$ 6,215	$ 8,638	$10,346
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%(5)	1.54%	1.49%	1.50%(6)	1.48%	1.51%(7)
Interest and fee expense(8)	0.01%(5)	0.03%	0.09%	0.21%	0.19%	0.16%(7)
Total expenses before custodian fee reduction	1.48%(5)	1.57%	1.58%	1.71%(6)	1.67%	1.67%(7)
Expenses after custodian fee reduction excluding interest and fees	1.47%(5)	1.54%	1.47%	1.47%(6)	1.45%	1.50%(7)
Net investment income	3.61%(5)	3.99%	3.60%	3.41%	3.56%	3.63%
Portfolio Turnover	8%(3)	20%	26%	20%	16%	13%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

S e e notes to financ ial statem ents
119

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Tennessee	Fund — Class C
	Six Months Ended
	February 28, 2010		Year Ended August 31,		Period Ended
	(Unaudited)	2009	2008	2007	August 31, 2006(1)
Net asset value — Beginning of period	$ 9.440	$ 9.910	$10.370	$10.720	$10.580

Income (Loss) From Operations
Net investment income(2)	$ 0.173	$ 0.351	$ 0.366	$ 0.362	$ 0.110
Net realized and unrealized gain (loss)	0.291	(0.463)	(0.463)	(0.347)	0.156(3)
Total income (loss) from operations	$ 0.464	$(0.112)	$ (0.097)	$ 0.015	$ 0.266

Less Distributions
From net investment income	$(0.164)	$(0.358)	$ (0.363)	$ (0.365)	$ (0.126)
Total distributions	$(0.164)	$(0.358)	$ (0.363)	$ (0.365)	$ (0.126)
Net asset value — End of period	$ 9.740	$ 9.440	$ 9.910	$10.370	$10.720
Total Return(4)	4.94%(5)	(0.83)%	(0.95)%	0.09%	2.54%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 7,315	$ 6,004	$ 4,078	$ 2,683	$ 559
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.46%(6)	1.54%	1.50%	1.49%(7)	1.48%(6)
Interest and fee expense(8)	0.01%(6)	0.03%	0.09%	0.21%	0.19%(6)
Total expenses before custodian fee reduction	1.47%(6)	1.57%	1.59%	1.70%(7)	1.67%(6)
Expenses after custodian fee reduction excluding interest and fees	1.46%(6)	1.54%	1.47%	1.46%(7)	1.45%(6)
Net investment income	3.60%(6)	3.93%	3.59%	3.40%	3.10%(6)
Portfolio Turnover	8%(5)	20%	26%	20%	16%(9)

(1)	For the period from the start of business, May 2, 2006, to August 31, 2006.
(2)	Computed using average shares outstanding.
(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	Annualized.
(7)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended August 31, 2006.

S e e notes to financ ial statem ents
120

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Virginia Fund — Class A
	Six Months Ended
	February 28, 2010		Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 8.360	$ 8.690	$ 9.280	$ 9.770	$ 9.790	$ 9.590

Income (Loss) From Operations
Net investment income(1)	$ 0.200	$ 0.391	$ 0.412	$ 0.403	$ 0.418	$ 0.426
Net realized and unrealized gain (loss)	0.271	(0.327)	(0.592)	(0.485)	(0.025)	0.202
Total income (loss) from operations	$ 0.471	$ 0.064	$ (0.180)	$ (0.082)	$ 0.393	$ 0.628

Less Distributions
From net investment income	$ (0.181)	$ (0.394)	$ (0.410)	$ (0.408)	$ (0.413)	$ (0.428)
Total distributions	$ (0.181)	$ (0.394)	$ (0.410)	$ (0.408)	$ (0.413)	$ (0.428)
Net asset value — End of period	$ 8.650	$ 8.360	$ 8.690	$ 9.280	$ 9.770	$ 9.790
Total Return(2)	5.67%(3)	1.27%	(2.00)%	(0.95)%	4.16%	6.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,434	$105,788	$107,673	$107,632	$89,098	$78,848
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%(4)	0.83%	0.78%	0.78%(5)	0.77%	0.80%(6)
Interest and fee expense(7)	0.04%(4)	0.12%	0.37%	0.57%	0.54%	0.23%(6)
Total expenses before custodian fee reduction	0.80%(4)	0.95%	1.15%	1.35%(5)	1.31%	1.03%(6)
Expenses after custodian fee reduction excluding interest and fees	0.76%(4)	0.82%	0.76%	0.76%(5)	0.76%	0.79%(6)
Net investment income	4.68%(4)	5.06%	4.53%	4.14%	4.34%	4.41%
Portfolio Turnover	2%(3)	32%	26%	28%	30%	47%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

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Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Virginia Fund — Class B
	Six Months Ended
	February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Net asset value — Beginning of period	$ 9.250	$ 9.620	$10.270	$10.820	$10.830	$10.610

Income (Loss) From Operations
Net investment income(1)	$ 0.185	$ 0.370	$ 0.381	$ 0.367	$ 0.384	$ 0.392
Net realized and unrealized gain (loss)	0.303	(0.370)	(0.656)	(0.547)	(0.018)	0.222
Total income (loss) from operations	$ 0.488	$ —	$ (0.275)	$ (0.180)	$ 0.366	$ 0.614

Less Distributions
From net investment income	$(0.168)	$(0.370)	$ (0.375)	$ (0.370)	$ (0.376)	$ (0.394)
Total distributions	$(0.168)	$(0.370)	$ (0.375)	$ (0.370)	$ (0.376)	$ (0.394)
Net asset value — End of period	$ 9.570	$ 9.250	$ 9.620	$10.270	$10.820	$10.830
Total Return(2)	5.30%(3)	0.43%	(2.73)%	(1.77)%	3.49%	6.06%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 8,201	$ 9,863	$14,451	$19,055	$24,411	$29,456
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%(5)	1.58%	1.53%	1.53%(6)	1.52%	1.55%(7)
Interest and fee expense(8)	0.04%(5)	0.12%	0.37%	0.57%	0.54%	0.23%(7)
Total expenses before custodian fee reduction	1.55%(5)	1.70%	1.90%	2.10%(6)	2.06%	1.78%(7)
Expenses after custodian fee reduction excluding interest and fees	1.51%(5)	1.57%	1.51%	1.51%(6)	1.51%	1.54%(7)
Net investment income	3.92%(5)	4.34%	3.78%	3.40%	3.61%	3.67%
Portfolio Turnover	2%(3)	32%	26%	28%	30%	47%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.
(5)	Annualized.
(6)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

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122

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

			Virginia Fund — Class C
	Six Months Ended
	February 28, 2010		Year Ended August 31,		Period Ended
	(Unaudited)	2009	2008	2007	August 31, 2006(1)
Net asset value — Beginning of period	$ 9.260	$ 9.630	$10.280	$10.810	$10.660

Income (Loss) From Operations
Net investment income(2)	$ 0.186	$ 0.368	$ 0.381	$ 0.365	$ 0.198
Net realized and unrealized gain (loss)	0.303	(0.368)	(0.656)	(0.525)	0.158(3)
Total income (loss) from operations	$ 0.489	$ —	$ (0.275)	$ (0.160)	$ 0.356

Less Distributions
From net investment income	$ (0.169)	$ (0.370)	$ (0.375)	$ (0.370)	$ (0.206)
Total distributions	$ (0.169)	$ (0.370)	$ (0.375)	$ (0.370)	$ (0.206)
Net asset value — End of period	$ 9.580	$ 9.260	$ 9.630	$10.280	$10.810
Total Return(4)	5.30%(5)	0.43%	(2.73)%	(1.58)%	3.38%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,507	$12,287	$ 9,451	$ 5,236	$ 548
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%(6)	1.59%	1.53%	1.53%(7)	1.52%(6)
Interest and fee expense(8)	0.04%(6)	0.12%	0.37%	0.57%	0.54%(6)
Total expenses before custodian fee reduction	1.55%(6)	1.71%	1.90%	2.10%(7)	2.06%(6)
Expenses after custodian fee reduction excluding interest and fees	1.51%(6)	1.58%	1.51%	1.51%(7)	1.51%(6)
Net investment income	3.92%(6)	4.29%	3.80%	3.40%	3.31%(6)
Portfolio Turnover	2%(5)	32%	26%	28%	30%(9)

(1)	For the period from the start of business, February 8, 2006, to August 31, 2006.
(2)	Computed using average shares outstanding.
(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.
(6)	Annualized.
(7)

The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended August 31, 2007). Absent this allocation, total return would be lower.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(9)	For the year ended August 31, 2006.

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Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
F I N A N C I A L S T A T E M E N T S C O N T ’ D
F i n a n c i a l H i g h l i g h t s

		Virginia Fund — Class I
	Six Months Ended
	February 28, 2010	Year Ended	Period Ended
	(Unaudited)	August 31, 2009	August 31, 2008(1)
Net asset value — Beginning of period	$ 8.370	$ 8.710	$ 8.440

Income (Loss) From Operations
Net investment income(2)	$ 0.209	$ 0.403	$ 0.222
Net realized and unrealized gain (loss)	0.280	(0.332)	0.263
Total income from operations	$ 0.489	$ 0.071	$ 0.485

Less Distributions
From net investment income	$ (0.189)	$(0.411)	$(0.215)
Total distributions	$ (0.189)	$(0.411)	$(0.215)
Net asset value — End of period	$ 8.670	$ 8.370	$ 8.710
Total Return(3)	5.88%(4)	1.36%	5.73%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,943	$ 9,945	$ 1,338
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.56%(5)	0.64%	0.63%(5)
Interest and fee expense(6)	0.04%(5)	0.12%	0.37%(5)
Total expenses before custodian fee reduction	0.60%(5)	0.76%	1.00%(5)
Expenses after custodian fee reduction excluding interest and fees	0.56%(5)	0.63%	0.56%(5)
Net investment income	4.88%(5)	5.20%	5.07%(5)
Portfolio Turnover	2%(4)	32%	26%(7)

(1)	For the period from the start of business, March 3, 2008, to August 31, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended August 31, 2008.

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Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d )

1 Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of twenty-five funds, twelve of which, each non-diversified, are included in these financial statements. They include Eaton Vance Alabama Municipal Income Fund (formerly, Eaton Vance Alabama Municipals Fund) (Alabama Fund), Eaton Vance Arkansas Municipal Income Fund (formerly, Eaton Vance Arkansas Municipals Fund) (Arkansas Fund), Eaton Vance Georgia Municipal Income Fund (formerly, Eaton Vance Georgia Municipals Fund) (Georgia Fund), Eaton Vance Kentucky Municipal Income Fund (formerly, Eaton Vance Kentucky Municipals Fund) (Kentucky Fund), Eaton Vance Louisiana Municipal Income Fund (formerly, Eaton Vance Louisiana Municipals Fund) (Louisiana Fund), Eaton Vance Maryland Municipal Income Fund (formerly, Eaton Vance Maryland Municipals Fund) (Maryland Fund), Eaton Vance Missouri Municipal Income Fund (formerly, Eaton Vance Missouri Municipals Fund) (Missouri Fund), Eaton Vance North Carolina Municipal Income Fund (formerly, Eaton Vance North Carolina Municipals Fund) (North Carolina Fund), Eaton Vance Oregon Municipal Income Fund (formerly, Eaton Vance Oregon Municipals Fund) (Oregon Fund), Eaton Vance South Carolina Municipal Income Fund (formerly, Eaton Vance South Carolina Municipals Fund) (South Carolina Fund), Eaton Vance Tennessee Municipal Income Fund (formerly, Eaton Vance Tennessee Municipals Fund) (Tennessee Fund) and Eaton Vance Virginia Municipal Income Fund (formerly, Eaton Vance Virginia Municipals Fund) (Virginia Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Arkansas Fund, Kentucky Fund, Louisiana Fund, Missouri Fund, Oregon Fund and Tennessee Fund each offer three classes of shares. The Alabama Fund, Georgia Fund, Maryland Fund, North Carolina Fund, South Carolina Fund and Virginia Fund each offer four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Funds’ financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Funds’ application of generally accepted accounting principles.

A Investment Valuation — Municipal bonds and

taxable obligations, if any, are generally valued on the basis of valuations furnished by a third party pricing service, as derived from such service’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/ dealer quotations, benchmark curves or information pertaining to the issuer. The pricing service may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer,

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related

Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund’s policy is to comply

with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At August 31, 2009, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
Alabama	$ 143,185	August	31,	2016
	149,650	August	31,	2017

Arkansas	$ 661,011	August	31,	2013
	126,693	August	31,	2016
	826,603	August	31,	2017

Georgia	$ 129,324	August	31,	2011
	117,457	August	31,	2012
	931,893	August	31,	2013
	536,265	August	31,	2015
	306,338	August	31,	2016
	980,989	August	31,	2017

Fund	Amount	Expiration Date
Kentucky	$2,260,947	August	31,	2012
	944,485	August	31,	2013
	98,602	August	31,	2016
	155,003	August	31,	2017

Louisiana	$ 183,393	August	31,	2010
	142,162	August	31,	2012
	197,480	August	31,	2013
	85,459	August	31,	2016
	292,157	August	31,	2017

Maryland	$ 818,358	August	31,	2013
	204,999	August	31,	2015
	4,159,062	August	31,	2016
	34,823	August	31,	2017

Missouri	$ 69,474	August	31,	2010
	135,451	August	31,	2012
	831,764	August	31,	2013
	337,671	August	31,	2016
	2,259,438	August	31,	2017

North Carolina	$ 88,235	August	31,	2015
	274,170	August	31,	2016

Oregon	$1,258,470	August	31,	2013
	2,145,240	August	31,	2016
	1,066,237	August	31,	2017

South Carolina	$ 290,746	August	31,	2013
	1,027,752	August	31,	2016
	3,019,420	August	31,	2017

Tennessee	$ 309,297	August	31,	2013
	238,529	August	31,	2016

Virginia	$ 174,008	August	31,	2012
	1,185,970	August	31,	2013
	502,088	August	31,	2016
	3,212,881	August	31,	2017

Additionally, at August 31, 2009, the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund had net capital losses of $1,189,226, $2,288,148, $2,681,496, $410,720, $1,359,809, $1,720,414, $2,737,840, $3,569,092, $9,225,865, $10,960,707, $3,777,392 and $4,705,370, respectively, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending August 31, 2010.

As of February 28, 2010, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

D Expenses — The majority of expenses of the Trust

are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and

Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F Legal Fees — Legal fees and other related expenses

incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the

financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s

organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I Floating Rate Notes Issued in Conjunction

with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At February 28, 2010, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

			Collateral
	Floating	Interest Rate	for Floating
	Rate	or Range of	Rate
	Notes	Interest	Notes
Fund	Outstanding	Rates (%)	Outstanding
Alabama	$1,305,000	0.20	$ 1,748,744
Arkansas	600,000	0.35	1,233,684
Georgia	7,920,000	0.18 – 0.35	11,936,619
Louisiana	310,000	0.35	637,403
Maryland	2,280,000	0.21 – 0.26	3,271,570
Missouri	1,880,000	0.18 – 0.35	3,506,529
North Carolina	7,970,000	0.18 – 0.35	12,096,586
Oregon	6,900,000	0.18 – 0.35	10,175,206
South Carolina	3,350,000	0.18 – 0.35	5,940,939
Tennessee	280,000	0.35	575,719
Virginia	4,850,000	0.22 – 0.35	8,591,213

For the six months ended February 28, 2010, the Funds’ average Floating Rate Notes outstanding and the average interest rate (annualized) including fees were as follows:

	Average
	Floating
	Rate
	Notes	Average
Fund	Outstanding	Interest Rate
Alabama	$1,305,000	0.81%
Arkansas	600,000	1.58
Georgia	7,920,000	0.95
Louisiana	310,000	1.58
Maryland	3,253,757	0.92
Missouri	1,880,000	1.24
North Carolina	7,970,000	0.96
Oregon	6,900,000	0.92
South Carolina	3,350,000	1.13
Tennessee	280,000	1.58
Virginia	4,850,000	1.22

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of February 28, 2010.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline.

The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J Financial Futures Contracts — The Funds may

enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K Interest Rate Swaps — The Funds may enter into

interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L When-Issued Securities and Delayed Delivery

Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M Interim Financial Statements — The interim

financial statements relating to February 28, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Funds’ management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton

Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

		Annual	Daily
Daily Net Assets		Asset Rate	Income Rate
Up to $20 million		0.10%	1.00%
$20	million up to $40 million	0.20	2.00
$40	million up to $500 million	0.30	3.00

On average daily net assets of $500 million or more, the rates are reduced. For the six months ended February 28, 2010, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Investment	Effective
Fund	Adviser Fee	Annual Rate
Alabama	$ 77,521	0.28%
Arkansas	107,963	0.31
Georgia	141,956	0.33
Kentucky	76,723	0.28
Louisiana	47,352	0.23
Maryland	180,162	0.36
Missouri	179,073	0.35
North Carolina	197,442	0.38
Oregon	312,855	0.41
South Carolina	324,043	0.39
Tennessee	80,259	0.28
Virginia	267,658	0.38

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the six months ended February 28, 2010 were as follows:

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

	EVM’s	EVD’s
	Sub-Transfer	Class A
Fund	Agent Fees	Sales Charges
Alabama	$ 512	$ 8,003
Arkansas	608	16,272
Georgia	762	7,624
Kentucky	615	5,594
Louisiana	233	6,415
Maryland	946	17,528
Missouri	995	7,936
North Carolina	1,110	18,167
Oregon	1,216	14,226
South Carolina	797	20,749
Tennessee	556	8,708
Virginia	1,352	10,719

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4 Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the six months ended February 28, 2010 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees
Alabama	$ 44,447
Arkansas	62,150
Georgia	62,794
Kentucky	48,345
Louisiana	37,218

Class A
Distribution and
Fund	Service Fees
Maryland	$ 75,845
Missouri	91,186
North Carolina	79,367
Oregon	121,550
South Carolina	104,017
Tennessee	46,811
Virginia	104,025

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended February 28, 2010, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% (annualized) of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
	Distribution	Distribution
Fund	Fees	Fees
Alabama	$21,464	$ 6,235
Arkansas	13,559	15,044
Georgia	23,402	33,204
Kentucky	14,975	9,371
Louisiana	8,204	6,671
Maryland	28,070	50,049
Missouri	22,868	21,306
North Carolina	17,684	36,937
Oregon	43,650	74,512
South Carolina	34,636	93,610
Tennessee	14,496	23,786
Virginia	35,194	48,811

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

At February 28, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C
Alabama	$1,180,000	$ 255,000
Arkansas	1,136,000	399,000
Georgia	1,692,000	713,000
Kentucky	1,186,000	205,000
Louisiana	724,000	97,000
Maryland	3,671,000	973,000
Missouri	409,000	360,000
North Carolina	1,725,000	712,000
Oregon	1,639,000	1,395,000
South Carolina	1,197,000	2,006,000
Tennessee	676,000	463,000
Virginia	954,000	812,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended February 28, 2010 amounted to the following:

	Class B	Class C
	Service	Service
Fund	Fees	Fees
Alabama	$ 5,724	$ 1,663
Arkansas	3,615	4,011
Georgia	6,241	8,854
Kentucky	3,993	2,499
Louisiana	2,187	1,779
Maryland	7,486	13,347
Missouri	6,099	5,681
North Carolina	4,715	9,850
Oregon	11,640	19,869
South Carolina	9,236	24,963
Tennessee	3,865	6,343
Virginia	9,385	13,016

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the six months ended February 28, 2010, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C
Alabama	$ —	$3,000	$ —
Arkansas	—	2,000	200
Georgia	—	2,000	300
Kentucky	—	700	60
Louisiana	—	—	10
Maryland	—	1,000	1,000
Missouri	—	3,000	1,000
North Carolina	—	2,000	70
Oregon	—	2,000	800
South Carolina	15,000	3,000	3,000
Tennessee	—	60	400
Virginia	800	8,000	60

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the six months ended February 28, 2010 were as follows:

Fund	Purchases	Sales
Alabama	$ 4,183,325	$ 5,108,832
Arkansas	7,559,259	3,382,402
Georgia	8,378,875	9,300,576

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Fund	Purchases	Sales
Kentucky	$ 626,865	$ 857,822
Louisiana	2,445,358	5,717,834
Maryland	4,869,140	6,422,254
Missouri	3,899,758	7,105,743
North Carolina	18,472,396	8,195,301
Oregon	20,689,363	23,075,906
South Carolina	26,086,295	23,291,917
Tennessee	4,976,129	4,556,795
Virginia	4,731,488	3,095,904

7 Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Alabama Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	299,281	536,099
Issued to shareholders electing to
receive payments of distributions in
Fund shares	54,462	118,542
Redemptions	(363,472)	(1,430,771)
Exchange from Class B shares	122,987	149,990
Net increase (decrease)	113,258	(626,140)

	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	10,761	37,389
Issued to shareholders electing to
receive payments of distributions in
Fund shares	5,241	16,687
Redemptions	(52,421)	(135,353)
Exchange to Class A shares	(112,509)	(136,249)
Net decrease	(148,928)	(217,526)

Alabama Fund (continued)
	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	56,332	85,757
Issued to shareholders electing to
receive payments of distributions in
Fund shares	1,020	1,757
Redemptions	(12,547)	(28,147)
Net increase	44,805	59,367

	Six Months Ended
	February 28, 2010	Year Ended
Class I	(Unaudited)	August 31, 2009
Sales	127,390	167,782
Issued to shareholders electing to
receive payments of distributions in
Fund shares	1	269
Redemptions	(20,921)	(232,195)
Net increase (decrease)	106,470	(64,144)

Arkansas Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	432,547	1,047,945
Issued to shareholders electing to
receive payments of distributions in
Fund shares	94,422	196,653
Redemptions	(280,834)	(789,369)
Exchange from Class B shares	9,825	54,938
Net increase	255,960	510,167

	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	26,091	32,025
Issued to shareholders electing to
receive payments of distributions in
Fund shares	4,551	10,247
Redemptions	(24,062)	(43,450)
Exchange to Class A shares	(9,141)	(51,116)
Net decrease	(2,561)	(52,294)

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Arkansas Fund (continued)
	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	208,394	118,079
Issued to shareholders electing to
receive payments of distributions in
Fund shares	2,464	3,552
Redemptions	(39,008)	(69,967)
Net increase	171,850	51,664

Georgia Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	369,448	889,704
Issued to shareholders electing to
receive payments of distributions in
Fund shares	96,684	197,490
Redemptions	(799,464)	(1,652,319)
Exchange from Class B shares	63,578	135,208
Net decrease	(269,754)	(429,917)

	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	5,996	42,374
Issued to shareholders electing to
receive payments of distributions in
Fund shares	6,990	17,258
Redemptions	(32,512)	(120,425)
Exchange to Class A shares	(52,631)	(126,425)
Net decrease	(72,157)	(187,218)

	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	206,243	290,089
Issued to shareholders electing to
receive payments of distributions in
Fund shares	10,874	21,451
Redemptions	(121,295)	(234,640)
Net increase	95,822	76,900

Georgia Fund (continued)
	Six Months Ended
	February 28, 2010	Year Ended
Class I	(Unaudited)	August 31, 2009
Sales	360,119	463,954
Issued to shareholders electing to
receive payments of distributions in
Fund shares	187	33
Redemptions	(256,737)	(218,151)
Net increase	103,569	245,836

Kentucky Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	261,422	458,537
Issued to shareholders electing to
receive payments of distributions in
Fund shares	87,605	187,410
Redemptions	(338,337)	(1,029,077)
Exchange from Class B shares	30,880	141,013
Net increase (decrease)	41,570	(242,117)

	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	7,161	13,631
Issued to shareholders electing to
receive payments of distributions in
Fund shares	4,928	15,015
Redemptions	(34,591)	(107,841)
Exchange to Class A shares	(28,574)	(130,506)
Net decrease	(51,076)	(209,701)

	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	14,301	79,803
Issued to shareholders electing to
receive payments of distributions in
Fund shares	3,030	6,452
Redemptions	(41,786)	(45,584)
Net increase (decrease)	(24,455)	40,671

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Louisiana Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	179,661	458,204
Issued to shareholders electing to
receive payments of distributions in
Fund shares	56,646	119,676
Redemptions	(557,504)	(1,066,456)
Exchange from Class B shares	84,546	116,328
Net decrease	(236,651)	(372,248)

	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	5,526	5,900
Issued to shareholders electing to
receive payments of distributions in
Fund shares	2,172	5,752
Redemptions	(13,120)	(42,434)
Exchange to Class A shares	(79,939)	(109,980)
Net decrease	(85,361)	(140,762)

	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	28,787	154,394
Issued to shareholders electing to
receive payments of distributions in
Fund shares	977	1,370
Redemptions	(26,326)	(3,712)
Net increase	3,438	152,052

Maryland Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	495,298	1,239,297
Issued to shareholders electing to
receive payments of distributions in
Fund shares	123,256	292,491
Redemptions	(1,037,088)	(2,115,912)
Exchange from Class B shares	105,854	108,611
Net decrease	(312,680)	(475,513)

Maryland Fund (continued)
	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	32,429	89,230
Issued to shareholders electing to
receive payments of distributions in
Fund shares	9,189	25,186
Redemptions	(45,811)	(241,242)
Exchange to Class A shares	(97,039)	(99,495)
Net decrease	(101,232)	(226,321)

	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	170,596	493,641
Issued to shareholders electing to
receive payments of distributions in
Fund shares	14,411	28,748
Redemptions	(84,037)	(221,553)
Net increase	100,970	300,836

	Six Months Ended
	February 28, 2010	Year Ended
Class I	(Unaudited)	August 31, 2009
Sales	440,466	45,149
Issued to shareholders electing to
receive payments of distributions in
Fund shares	25	—
Redemptions	(3,277)	(3,041)
Net increase	437,214	42,108

Missouri Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	453,272	1,245,404
Issued to shareholders electing to
receive payments of distributions in
Fund shares	130,214	301,436
Redemptions	(857,082)	(1,812,744)
Exchange from Class B shares	124,923	89,216
Net decrease	(148,673)	(176,688)

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Missouri Fund (continued)
	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	11,957	53,957
Issued to shareholders electing to
receive payments of distributions in
Fund shares	5,081	13,339
Redemptions	(32,392)	(49,759)
Exchange to Class A shares	(112,949)	(80,711)
Net decrease	(128,303)	(63,174)

	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	34,324	127,073
Issued to shareholders electing to
receive payments of distributions in
Fund shares	5,026	14,122
Redemptions	(48,758)	(125,037)
Net increase (decrease)	(9,408)	16,158

North Carolina Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	957,263	1,224,791
Issued to shareholders electing to
receive payments of distributions in
Fund shares	133,474	278,440
Redemptions	(1,123,465)	(2,569,259)
Exchange from Class B shares	46,094	145,051
Net increase (decrease)	13,366	(920,977)

	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	26,801	39,265
Issued to shareholders electing to
receive payments of distributions in
Fund shares	4,996	12,632
Redemptions	(75,081)	(76,755)
Exchange to Class A shares	(42,834)	(134,713)
Net decrease	(86,118)	(159,571)

North Carolina Fund (continued)
	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	274,239	336,368
Issued to shareholders electing to
receive payments of distributions in
Fund shares	12,143	20,534
Redemptions	(57,103)	(287,643)
Net increase	229,279	69,259

	Six Months Ended
	February 28, 2010	Year Ended
Class I	(Unaudited)	August 31, 2009
Sales	747,117	1,276,820
Issued to shareholders electing to
receive payments of distributions in
Fund shares	1,545	1,062
Redemptions	(59,567)	(445,234)
Net increase	689,095	832,648

Oregon Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	907,308	2,238,279
Issued to shareholders electing to
receive payments of distributions in
Fund shares	219,077	493,722
Redemptions	(1,327,207)	(3,192,524)
Exchange from Class B shares	131,997	186,379
Net decrease	(68,825)	(274,144)

	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	45,743	181,030
Issued to shareholders electing to
receive payments of distributions in
Fund shares	15,246	39,765
Redemptions	(64,822)	(261,771)
Exchange to Class A shares	(120,659)	(170,232)
Net decrease	(124,492)	(211,208)

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Oregon Fund (continued)
	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	201,847	698,241
Issued to shareholders electing to
receive payments of distributions in
Fund shares	31,038	60,200
Redemptions	(188,386)	(446,224)
Net increase	44,499	312,217

South Carolina Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	550,504	2,537,743
Issued to shareholders electing to
receive payments of distributions in
Fund shares	168,130	382,509
Redemptions	(1,348,830)	(3,503,845)
Exchange from Class B shares	88,102	112,329
Net decrease	(542,094)	(471,264)

	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	38,367	67,992
Issued to shareholders electing to
receive payments of distributions in
Fund shares	11,678	30,211
Redemptions	(76,417)	(161,441)
Exchange to Class A shares	(83,085)	(105,938)
Net decrease	(109,457)	(169,176)

	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	416,572	899,650
Issued to shareholders electing to
receive payments of distributions in
Fund shares	29,657	56,261
Redemptions	(179,942)	(671,151)
Net increase	266,287	284,760

South Carolina Fund (continued)
	Six Months Ended
	February 28, 2010	Year Ended
Class I	(Unaudited)	August 31, 2009
Sales	1,254,583	1,768,242
Issued to shareholders electing to
receive payments of distributions in
Fund shares	608	482
Redemptions	(356,632)	(1,601,080)
Net increase	898,559	167,644

Tennessee Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	406,997	873,304
Issued to shareholders electing to
receive payments of distributions in
Fund shares	67,823	159,260
Redemptions	(487,088)	(1,119,926)
Exchange from Class B shares	47,624	76,950
Net increase (decrease)	35,356	(10,412)

	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	4,820	43,387
Issued to shareholders electing to
receive payments of distributions in
Fund shares	4,336	13,205
Redemptions	(25,411)	(84,570)
Exchange to Class A shares	(43,705)	(70,599)
Net decrease	(59,960)	(98,577)

	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	167,527	326,858
Issued to shareholders electing to
receive payments of distributions in
Fund shares	7,234	12,873
Redemptions	(59,982)	(115,222)
Net increase	114,779	224,509

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Virginia Fund
	Six Months Ended
	February 28, 2010	Year Ended
Class A	(Unaudited)	August 31, 2009
Sales	600,036	1,846,806
Issued to shareholders electing to
receive payments of distributions in
Fund shares	175,872	374,827
Redemptions	(1,553,465)	(2,172,135)
Exchange from Class B shares	197,676	220,724
Net increase (decrease)	(579,881)	270,222

	Six Months Ended
	February 28, 2010	Year Ended
Class B	(Unaudited)	August 31, 2009
Sales	39,038	128,299
Issued to shareholders electing to
receive payments of distributions in
Fund shares	11,771	36,903
Redemptions	(81,267)	(401,998)
Exchange to Class A shares	(178,489)	(199,317)
Net decrease	(208,947)	(436,113)

	Six Months Ended
	February 28, 2010	Year Ended
Class C	(Unaudited)	August 31, 2009
Sales	156,992	505,153
Issued to shareholders electing to
receive payments of distributions in
Fund shares	16,793	34,765
Redemptions	(90,347)	(194,792)
Net increase	83,438	345,126

	Six Months Ended
	February 28, 2010	Year Ended
Class I	(Unaudited)	August 31, 2009
Sales	1,012,928	1,551,265
Issued to shareholders electing to
receive payments of distributions in
Fund shares	71	—
Redemptions	(130,345)	(517,374)
Net increase	882,654	1,033,891

8 Federal Income Tax Basis of Investments The cost and unrealized appreciation (depreciation) of investments of each Fund at February 28, 2010, as determined on a federal income tax basis, were as follows:

Alabama Fund
Aggregate cost	$ 53,540,793
Gross unrealized appreciation	$ 2,542,256
Gross unrealized depreciation	(649,431)
Net unrealized appreciation	$ 1,892,825

Arkansas Fund
Aggregate cost	$ 69,489,732
Gross unrealized appreciation	$ 1,990,087
Gross unrealized depreciation	(2,066,485)
Net unrealized depreciation	$ (76,398)

Georgia Fund
Aggregate cost	$ 83,846,163
Gross unrealized appreciation	$ 3,213,566
Gross unrealized depreciation	(2,051,542)
Net unrealized appreciation	$ 1,162,024

Kentucky Fund
Aggregate cost	$ 52,920,811
Gross unrealized appreciation	$ 2,458,227
Gross unrealized depreciation	(1,146,678)
Net unrealized appreciation	$ 1,311,549

Louisiana Fund
Aggregate cost	$ 39,078,651
Gross unrealized appreciation	$ 1,534,443
Gross unrealized depreciation	(1,443,626)
Net unrealized appreciation	$ 90,817

Maryland Fund
Aggregate cost	$ 96,685,604
Gross unrealized appreciation	$ 3,790,600
Gross unrealized depreciation	(3,016,810)
Net unrealized appreciation	$ 773,790

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Missouri Fund
Aggregate cost	$ 97,712,462
Gross unrealized appreciation	$ 5,153,898
Gross unrealized depreciation	(2,758,382)
Net unrealized appreciation	$ 2,395,516

North Carolina Fund
Aggregate cost	$108,138,217
Gross unrealized appreciation	$ 6,263,144
Gross unrealized depreciation	(1,732,215)
Net unrealized appreciation	$ 4,530,929

Oregon Fund
Aggregate cost	$150,796,963
Gross unrealized appreciation	$ 7,300,130
Gross unrealized depreciation	(5,904,346)
Net unrealized appreciation	$ 1,395,784

South Carolina Fund
Aggregate cost	$163,316,169
Gross unrealized appreciation	$ 5,381,400
Gross unrealized depreciation	(2,404,195)
Net unrealized appreciation	$ 2,977,205

Tennessee Fund
Aggregate cost	$ 55,885,682
Gross unrealized appreciation	$ 3,374,097
Gross unrealized depreciation	(2,123,922)
Net unrealized appreciation	$ 1,250,175

Virginia Fund
Aggregate cost	$138,663,573
Gross unrealized appreciation	$ 8,346,629
Gross unrealized depreciation	(4,860,097)
Net unrealized appreciation	$ 3,486,532

9 Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. At February 28, 2010, the Oregon Fund had a balance outstanding pursuant to this line of credit of $900,000 at an interest rate of 1.37%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at February 28, 2010. The Funds’ average borrowings or allocated fees during the six months ended February 28, 2010 were not significant.

10 Overdraft Advances

Pursuant to the respective custodian agreements, SSBT may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, the Funds are obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on a Fund’s assets to the extent of any overdraft. At February 28, 2010, the Oregon Fund had payments due to SSBT pursuant to the foregoing arrangement of $64,403.

11 Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at February 28, 2010 is as follows:

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Futures Contracts
						Net
Expiration				Aggregate		Unrealized
Fund	Date	Contracts	Position	Cost	Value	Depreciation
Alabama	6/10	35
		U.S. Treasury Bond	Short	$ (4,083,940) $ (4,119,062)		$ (35,122)
Georgia	6/10	85
		U.S. Treasury Bond	Short	$ (9,894,898) $(10,003,437)		$(108,539)
Louisiana	6/10	11
		U.S. 10 Year
		Treasury Notes	Short	$ (1,273,555) $ (1,292,328)		$ (18,773)
Maryland	6/10	106
		U.S. Treasury Bond	Short	$(12,368,505) $(12,474,875)		$(106,370)
Missouri	6/10	79
		U.S. Treasury Bond	Short	$ (9,218,036) $ (9,297,313)		$ (79,277)
Tennessee	6/10	60
		U.S. Treasury Bond	Short	$ (6,984,633) $ (7,061,250)		$ (76,617)
Virginia	6/10	360
		U.S. Treasury Bond	Short	$(41,907,803)	$(42,367,500)	$(459,697)

Interest Rate Swaps

Alabama Fund
		Annual	Floating		Effective Date/
	Notional	Fixed Rate	Rate		Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund		Date	Depreciation
Merrill Lynch
Capital			3-month		May 24, 2010/
Services, Inc.	$ 900,000	4.665%	USD-LIBOR-BBA		May 24, 2040	$ (29,102)
						$ (29,102)

Arkansas Fund
		Annual	Floating		Effective Date/	Net Unrealized
	Notional	Fixed Rate	Rate		Termination	Appreciation
Counterparty	Amount	Paid By Fund	Paid To Fund		Date	(Depreciation)
Citibank, N.A	$2,000,000 4.255%		3-month		March 8, 2010/
			USD-LIBOR-BBA		March 8, 2040	$ 56,363
JPMorgan			3-month		March 8, 2010/
Chase Co.	$2,000,000 4.279%		USD-LIBOR-BBA		March 8, 2040	$ 48,217
JPMorgan			3-month		March 15, 2010/
Chase Co.	$ 912,500	4.097%	USD-LIBOR-BBA		March 15, 2040	$ 50,871
Merrill Lynch
Capital			3-month		May 24, 2010/
Services, Inc.	$2,750,000 4.665%		USD-LIBOR-BBA		May 24, 2040	$ (88,922)
						$ 66,529

Georgia Fund
		Annual	Floating	Effective Date/	Net Unrealized
	Notional	Fixed Rate	Rate	Termination	Appreciation
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	(Depreciation)
JPMorgan			3-month	March 15, 2010/
Chase Co.	$1,612,500	4.097%	USD-LIBOR-BBA	March 15, 2040	$ 89,896
Merrill Lynch
Capital			3-month	May 24, 2010/
Services, Inc.	$4,000,000	4.665%	USD-LIBOR-BBA	May 24, 2040	$(129,341)
$ (39,445)
Kentucky Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation
Barclays			3-month	July 27, 2010/
Bank PLC	$2,000,000	4.532%	USD-LIBOR-BBA	July 27, 2039	$ (28,387)
Merrill Lynch
Capital			3-month	May 24, 2010/
Services, Inc.	$3,000,000	4.665%	USD-LIBOR-BBA	May 24, 2040	$ (97,006)
$ (125,393)

Louisiana Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation
JPMorgan			3-month	March 15, 2010/
Chase Co.	$ 837,500	4.097%	USD-LIBOR-BBA	March 15, 2040	$ 46,690
$ 46,690

Maryland Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Appreciation
JPMorgan			3-month	March 15, 2010/
Chase Co.	$1,837,500	4.097%	USD-LIBOR-BBA	March 15, 2040	$ 102,439
$ 102,439

Missouri Fund
		Annual	Floating	Effective Date/	Net Unrealized
	Notional	Fixed Rate	Rate	Termination	Appreciation
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	(Depreciation)
JPMorgan			3-month	March 15, 2010/
Chase Co.	$2,025,000	4.097%	USD-LIBOR-BBA	March 15, 2040	$ 112,892
Merrill Lynch
Capital			3-month	May 24, 2010/
Services, Inc.	$1,825,000	4.665%	USD-LIBOR-BBA	May 24, 2040	$ (59,011)
$ 53,881

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Tennessee Fund
		Annual	Floating	Effective Date/	Net Unrealized
	Notional	Fixed Rate	Rate	Termination	Appreciation
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	(Depreciation)
JPMorgan			3-month	March 15, 2010/
Chase Co.	$1,150,000	4.097%	USD-LIBOR-BBA	March 15, 2040	$ 64,112
Merrill Lynch
Capital			3-month	May 24, 2010/
Services, Inc.	$3,000,000	4.665%	USD-LIBOR-BBA	May 24, 2040	$ (97,006)
$ (32,894)

Virginia Fund
		Annual	Floating	Effective Date/	Net Unrealized
	Notional	Fixed Rate	Rate	Termination	Appreciation
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	(Depreciation)
JPMorgan			3-month	March 15, 2010/
Chase Co.	$2,537,500	4.097%	USD-LIBOR-BBA	March 15, 2040	$ 141,464
Merrill Lynch
Capital			3-month	May 24, 2010/
Services, Inc	$2,475,000	4.665%	USD-LIBOR-BBA	May 24, 2040	$ (80,030)
$ 61,434

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At February 28, 2010, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, each Fund may enter into interest rate swap contracts. The Funds may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Funds enter into interest rate swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At February 28, 2010, the fair value of interest rate swaps with credit-related contingent features in a liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below for each respective Fund. The value of securities pledged as collateral, if any, for open interest rate swap contracts at February 28, 2010 is disclosed in a note to each Fund’s Portfolio of Investments.

The non-exchange traded derivatives in which a Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At February 28, 2010, the maximum amount of loss the Funds would incur due to counterparty risk was equal to the fair value of the asset derivative related to interest rate swaps included in the table below for each respective Fund. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of a Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair values of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at February 28, 2010 were as follows:

Fair Value
	Asset Derivatives	Liability Derivatives
Alabama Fund
Futures Contracts	$ —	$ (35,122)(1)
Interest Rate Swaps	—	(29,102)(2)
Total	$ —	$ (64,224)
Arkansas Fund
Interest Rate Swaps	$155,451(3)	$ (88,922)(2)
Total	$155,451	$ (88,922)
Georgia Fund
Futures Contracts	$ —	$(108,539)(1)
Interest Rate Swaps	89,896(3)	(129,341)(2)
Total	$ 89,896	$ (237,880)
Kentucky Fund
Interest Rate Swaps	$ —	$(125,393)(2)
Total	$ —	$ (125,393)
Louisiana Fund
Futures Contracts	$ —	$ (18,773)(1)
Interest Rate Swaps	46,690(3)	—
Total	$ 46,690	$ (18,773)
Maryland Fund
Futures Contracts	$ —	$(106,370)(1)
Interest Rate Swaps	102,439(3)	—
Total	$102,439	$ (106,370)
Missouri Fund
Futures Contracts	$ —	$ (79,277)(1)
Interest Rate Swaps	112,892(3)	(59,011)(2)
Total	$112,892	$ (138,288)

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Fair Value
	Asset Derivatives	Liability Derivatives
Tennessee Fund
Futures Contracts	$ —	$ (76,617)(1)
Interest Rate Swaps	64,112(3)	(97,006)(2)
Total	$ 64,112	$ (173,623)
Virginia Fund
Futures Contracts	$ —	$(459,697)(1)
Interest Rate Swaps	141,464(3)	(80,030)(2)
Total	$141,464	$ (539,727)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above.
Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.
(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation

(depreciation).

(3)

Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation (depreciation).

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended February 28, 2010 was as follows:

		Change in
		Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Fund	Income(1)	Income(2)
Alabama	$ 17,587	$ 7,822
Arkansas	306,163	(52,864)
Georgia	(142,643)	322,470
Kentucky	49,723	112,746
Louisiana	(115,618)	133,387
Maryland	(186,207)	239,175
Missouri	(231,203)	350,351
North Carolina	(199,754)	165,515
Oregon	(249,266)	206,540
South Carolina	(150,242)	124,490
Tennessee	(105,401)	238,492
Virginia	(25,731)	175,283

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and swap contracts.

The average notional amounts of futures contracts and interest rate swaps outstanding during the six months ended February 28, 2010, which are indicative of the volume of these derivative types, were approximately as follows:

	Futures Contacts –	Interest Rate Swaps –
	Average Notional	Average Notional
Fund	Amount	Amount
Alabama	$ 3,900,000	$ 900,000
Arkansas	—	7,662,500
Georgia	8,500,000	5,612,500
Kentucky	—	5,000,000
Louisiana	1,500,000	837,500
Maryland	10,600,000	1,837,500
Missouri	7,900,000	3,850,000
North Carolina	—	209,000
Oregon	—	261,000
South Carolina	—	157,000
Tennessee	6,000,000	4,150,000
Virginia	36,000,000	5,012,500

12 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

  Level 1 – quoted prices in active markets for identical investments

  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At February 28, 2010, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Alabama Fund
	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$56,738,618	$ —	$56,738,618
Total Investments	$ —	$56,738,618	$ —	$56,738,618

Liability Description
Futures Contracts	$(35,122) $	—	$ —	$ (35,122)
Interest Rate Swaps	—	(29,102)	—	(29,102)
Total	$(35,122) $	(29,102)	$ —	$ (64,224)

Arkansas Fund
	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$70,013,334	$ —	$70,013,334
Total Investments	$ —	$70,013,334	$ —	$70,013,334
Interest Rate Swaps	$ —	$ 155,451	$ —	$ 155,451
Total	$ —	$70,168,785	$ —	$70,168,785

Liability Description
Interest Rate Swaps	$ —	$ (88,922)	$ —	$ (88,922)
Total	$ —	$ (88,922)	$ —	$ (88,922)

Georgia Fund
	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$92,928,187	$ —	$92,928,187
Total Investments	$ —	$92,928,187	$ —	$92,928,187
Interest Rate Swaps	$ —	$ 89,896	$ —	$ 89,896
Total	$ —	$93,018,083	$ —	$93,018,083

Liability Description
Futures Contracts	$(108,539) $	—	$ —	$ (108,539)
Interest Rate Swaps	—	(129,341)	—	(129,341)
Total	$(108,539) $	(129,341)	$ —	$ (237,880)

Kentucky Fund
Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$54,232,360	$ —	$54,232,360
Total Investments	$ —	$54,232,360	$ —	$54,232,360

Liability Description
Interest Rate Swaps	$ —	$ (125,393)	$ —	$ (125,393)
Total	$ —	$ (125,393)	$ —	$ (125,393)

Louisiana Fund
Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$39,479,468	$ —	$39,479,468
Total Investments	$ —	$39,479,468	$ —	$39,479,468
Interest Rate Swaps	$ —	$ 46,690	$ —	$ 46,690
Total	$ —	$39,526,158	$ —	$39,526,158

Liability Description
Futures Contracts	$(18,773) $	—	$ —	$ (18,773)
Total	$(18,773) $	—	$ —	$ (18,773)

Maryland Fund
Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$99,739,394	$ —	$99,739,394
Total Investments	$ —	$99,739,394	$ —	$99,739,394
Interest Rate Swaps	$ —	$ 102,439	$ —	$ 102,439
Total	$ —	$99,841,833	$ —	$99,841,833

Liability Description
Futures Contracts	$(106,370) $	—	$ —	$ (106,370)
Total	$(106,370) $	—	$ —	$ (106,370)

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Missouri Fund
	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$101,987,978	$ —	$101,987,978
Total Investments	$ —	$101,987,978	$ —	$101,987,978
Interest Rate Swaps	$ —	$ 112,892	$ —	$ 112,892
Total	$ —	$102,100,870	$ —	$102,100,870

Liability Description
Futures Contracts	$(79,277) $	—	$ —	$ (79,277)
Interest Rate Swaps	—	(59,011)	—	(59,011)
Total	$(79,277) $	(59,011)	$ —	$ (138,288)

North Carolina Fund
	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$120,639,146	$ —	$120,639,146
Total Investments	$ —	$120,639,146	$ —	$120,639,146

Oregon Fund
	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$159,092,747	$ —	$159,092,747
Total Investments	$ —	$159,092,747	$ —	$159,092,747

South Carolina Fund
	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$169,643,374	$ —	$169,643,374
Total Investments	$ —	$169,643,374	$ —	$169,643,374

Tennessee Fund
Quoted
Prices in
Active	Significant
Markets for	Other	Significant
Identical	Observable	Unobservable
Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$57,415,857	$ —	$57,415,857
Total Investments	$ —	$57,415,857	$ —	$57,415,857
Interest Rate Swaps	$ —	$ 64,112	$ —	$ 64,112
Total	$ —	$57,479,969	$ —	$57,479,969

Liability Description
Futures Contracts	$(76,617) $	—	$ —	$ (76,617)
Interest Rate Swaps	—	(97,006)	—	(97,006)
Total	$(76,617) $	(97,006) $	—	$ (173,623)

Virginia Fund
Quoted
Prices in
Active	Significant
Markets for	Other	Significant
Identical	Observable	Unobservable
Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$147,000,105	$ —	$147,000,105
Total Investments	$ —	$147,000,105	$ —	$147,000,105
Interest Rate Swaps	$ —	$ 141,464	$ —	$ 141,464
Total	$ —	$147,141,569	$ —	$147,141,569

Liability Description
Futures Contracts	$(459,697) $	—	$ —	$ (459,697)
Interest Rate Swaps	—	(80,030)	—	(80,030)
Total	$(459,697) $	(80,030)	$ —	$ (539,727)

The Funds held no investments or other financial instruments as of August 31, 2009 whose fair value was determined using Level 3 inputs.

13 Name Change

Effective December 1, 2009, the names of Eaton Vance Alabama Municipal Income Fund, Eaton Vance Arkansas Municipal Income Fund, Eaton Vance Georgia Municipal Income Fund, Eaton Vance Kentucky Municipal Income Fund, Eaton Vance Louisiana Municipal Income Fund, Eaton Vance Maryland Municipal Income Fund, Eaton Vance Missouri Municipal Income Fund, Eaton Vance North Carolina Municipal Income Fund, Eaton Vance Oregon Municipal Income Fund, Eaton Vance South Carolina Municipal Income Fund, Eaton Vance Tennessee

Eaton Vance Municipal Income Funds a s o f F e b r u a r y 2 8 , 2 0 1 0
N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Municipal Income Fund and Eaton Vance Virginia
Municipal Income Fund were changed from Eaton Vance
Alabama Municipals Fund, Eaton Vance Arkansas
Municipals Fund, Eaton Vance Georgia Municipals Fund,
Eaton Vance Kentucky Municipals Fund, Eaton Vance
Louisiana Municipals Fund, Eaton Vance Maryland
Municipals Fund, Eaton Vance Missouri Municipals Fund,
Eaton Vance North Carolina Municipals Fund, Eaton
Vance Oregon Municipals Fund, Eaton Vance South
Carolina Municipals Fund, Eaton Vance Tennessee
Municipals Fund and Eaton Vance Virginia Municipals
Fund, respectively.

Eaton Vance Municipal Income Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

  An independent report comparing each fund’s total expense ratio and its components to comparable funds;

  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

  Data relating to portfolio turnover rates of each fund;

  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

  Reports detailing the financial results and condition of each adviser;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

  Copies of or descriptions of each adviser’s proxy voting policies and procedures;

  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

  The terms of each advisory agreement.

Eaton Vance Municipal Income Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

  Eaton Vance Alabama Municipals Fund

  Eaton Vance Arkansas Municipals Fund

  Eaton Vance Georgia Municipals Fund

  Eaton Vance Kentucky Municipals Fund

  Eaton Vance Louisiana Municipals Fund

  Eaton Vance Maryland Municipals Fund

  Eaton Vance Missouri Municipals Fund

  Eaton Vance North Carolina Municipals Fund

  Eaton Vance Oregon Municipals Fund

  Eaton Vance South Carolina Municipals Fund

  Eaton Vance Tennessee Municipals Fund

  Eaton Vance Virginia Municipals Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds.

Eaton Vance Municipal Income Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for each Fund. The Board considered the impact of extraordinary market conditions during 2008 on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Eaton Vance Municipal Income Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

Economies of Scale

In reviewing management fees and profitability of each Fund, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Municipal Income Funds

OF F ICERS AND TRUS TEES

Eato n Vance Municipals Trust

Officers	Trustees
Thomas M. Metzold	Ralph F. Verni
President	Chairman

William H. Ahern, Jr.	Benjamin C. Esty
Vice President
Thomas E. Faust Jr.
Craig R. Brandon
Vice President	Allen R. Freedman

Cynthia J. Clemson	William H. Park
Vice President
Ronald A. Pearlman
Adam A. Weigold
Vice President	Helen Frame Peters

Barbara E. Campbell	Heidi L. Steiger
Treasurer
Lynn A. Stout
Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer

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Investment Adviser
Boston Management and Research

Two International Place
Boston, MA 02110

Fund Administrator
Eaton Vance Management

Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.

Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
1-800-262-1122

Eaton Vance Municipals Trust
Two International Place
Boston, MA 02110

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

     This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. The Funds’ current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

445-4/10	12MUNISRC